EXHIBIT 10.18

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND HAS BEEN FILED SEPARATELY WITH THE COMMISSION.  THE LOCATIONS OF THE OMITTED INFORMATION ARE INDICATED BY THE FOLLOWING NOTATION: [OMITTED MATERIAL].

EXECUTION COPY

DISTRIBUTION AGREEMENT

This DISTRIBUTION AGREEMENT (the “Agreement”), is made as of the 24th day of November, 2003 (the “Effective Date”) among Hoefer, Inc., a Delaware corporation having a principal place of business at 654 Minnesota Street, San Francisco, California 94107-0387 (“Hoefer”); Harvard Bioscience, Inc., a Delaware corporation having a principal place of business at 84 October Hill Road, Holliston, Massachusetts  01746 (“HBIO”), solely for the limited purpose of performing the obligations set forth in Section 19.16 below; and Amersham Biosciences Corp, a Delaware corporation, having a principal place of business at 800 Centennial Avenue, Piscataway, New Jersey 08855 (“AB”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Asset Purchase Agreement by and among HBIO, Hoefer, Amersham Biosciences (SF) Corp. (“Seller”) and AB of even date herewith (the “Purchase Agreement”), Hoefer is purchasing from Seller certain assets related to Seller’s 1-D gel electrophoresis business (the “Acquisition”);

WHEREAS, it is a condition to the closing of the Acquisition that AB enter into this Agreement with Hoefer and HBIO and that this Agreement become effective upon the closing of the Acquisition;

WHEREAS, subsequent to the closing of the Acquisition, Hoefer will be the reseller or manufacturer and seller of certain Products and Equivalent Products (each as hereinafter defined);

WHEREAS, Hoefer and AB recognize AB’s strength in marketing Products to certain categories of customers; and

WHEREAS, Hoefer and AB desire that AB distribute the Products on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above premises and of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

1.               Definitions.

1.1  “AB Trademarks” shall mean (a) any of the trademarks, service marks, trade names or logos owned by AB or its Affiliates or any successor entities and (b) the Product Trademarks.

1.2  “Adjusted Contract Year Purchase Minimum” shall mean any of Adjusted Contract Year One Purchase Minimum, Adjusted Contract Year Two Purchase Minimum or Adjusted Contract Year Three Purchase Minimum as each of such terms is defined in Schedule 2 hereof.

1.3  “Affiliate” shall mean any company or entity that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with a party, where “Control” means the ownership of at least fifty percent (50%) of such company’s or entity’s capital stock or the power to direct or cause the direction of such company’s or entity’s management, whether by ownership of securities, by contract or otherwise.

1.4  “Contract Year” shall mean any of Contract Year One, Contract Year Two, Contract Year Three, Contract Year Four, Contract Year Five or any other subsequent period of the same length prior to the termination of this Agreement commencing immediately subsequent to a Contract Year.  “Contract Year One” shall mean the period from the Effective Date until September 30, 2004.  “Contract Year Two” shall mean the period from October 1, 2004 until September 30, 2005.  “Contract Year Three” shall mean the period from October 1, 2005 to September 30, 2006.  “Contract Year Four” shall mean the period from October 1, 2006 to September 30, 2007.  “Contract Year Five” shall mean the period from October 1, 2007 to September 30, 2008.

1.5  “Effective Date” shall have the meaning set forth above.

1.6  “Equivalent Products” shall mean any products which have the same or substantially the same external appearance, base function and internal components of the Products, or are functionally equivalent thereto, but which do not bear or otherwise display any of the AB Trademarks.

1.7  “European Economic Area” means the territories defined in the Agreement on the European Economic Area, signed in Oporto on May 2, 1992, as such agreement has been amended or may be amended from time to time.  The member countries currently consist of the Kingdom of Belgium, the Kingdom of Denmark, the Federal Republic of Germany, the Hellenic Republic, the Kingdom of Spain, the French Republic, Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Portuguese Republic, the United Kingdom of Great Britain and Northern Ireland, the Republic of Austria, the Republic of Finland, the Republic of Iceland, the Principality of Liechtenstein, the Kingdom of Norway, and the Kingdom of Sweden.

1.8  “Hoefer Trademarks” shall mean any of the trademarks, service marks, trade names or logos owned by Hoefer or its Affiliates other than the Product Trademarks.

1.9  “Intellectual Property Rights” means all rights in, to and under patents, trade secret rights, copyrights, trademarks, service marks, logos, trade dress and similar rights of any type under the laws of any governmental authority, including without limitation, all applications and registrations relating to the foregoing.

1.10                           “Product Trademarks” shall mean the trademarks owned by Hoefer or its Affiliates listed on Schedule 6 attached hereto.

1.11                           “Products” shall mean the products listed in Schedule 1 attached hereto and all updates or replacements thereof and any other 1-D Products manufactured and sold or resold by Hoefer in the future, in each case solely to the extent that any such updates, replacements or other 1-D products are added to Schedule 1 in accordance with Sections 8.1 or 8.3.  “1-D Products” shall mean gel electrophoresis equipment, instrumentation and accessories that aid in the analysis of proteins according to a single property, either isoelectric point or molecular weight, and that aid in the analysis of nucleic acids according to a combination of charge and size.  “2-D Products” shall mean gel electrophoresis equipment, instrumentation and accessories that aid in the analysis of proteins according to the two independent properties of isoelectric points and molecular weight in any combination.  The terms Products, 1-D Products and 2-D Products shall not include reagents (including gel electrophoresis reagents).  Notwithstanding anything herein to the contrary, any and all products listed in Schedule 1 shall be deemed a “Product” under this Agreement, regardless of whether any such product bears or otherwise displays an AB Trademark, a Hoefer Trademark, a third party trademark or any combination of the foregoing or no trademark.

1.12                           “Restricted Distributor” shall mean any of the following entities: [OMITTED MATERIAL] and each of their respective Affiliates.

1.13                           “Seller Affiliate” shall mean (a) Amersham plc and any successor to Amersham plc, (b) any company or entity (including, without limitation, AB and Seller) that, on or after the Effective Date, directly or indirectly through one or more intermediaries is Controlled by Amersham plc or by a successor to Amersham plc, and any successor to any such company or entity, and (c) in the event of an assignment by AB to an assignee in accordance with Section 19.9, such assignee and Affiliates of such assignee; provided that no Qualified Company (as hereinafter defined), Non-Qualified Company (as hereinafter defined), or owner of Amersham plc or of a successor to Amersham plc shall be considered a Seller Affiliate.

1.14                           “Territory” shall mean the world.

1.15                           “USD” shall mean United States Dollars.

2.               Appointment of Distributor.

2.1  Appointment.  Subject to the terms and conditions hereof and except as otherwise set forth in Section 2.4 below, Hoefer hereby appoints AB as the exclusive distributor, marketer and seller of the Products which, subject to Section 2.5 below, bear or otherwise display AB Trademarks in the Territory.  AB agrees to market, distribute and sell the Products solely under AB Trademarks unless the parties agree in writing that AB may market, distribute and sell Products which bear the AB Trademarks and/or Hoefer Trademarks.  The preceding notwithstanding, the parties acknowledge that Hoefer and AB each have an inventory of Products that may bear both the AB and Hoefer Trademarks and that Hoefer will require a reasonable period of time in which to modify its procedures so as to manufacture and sell Products which, consistent with past practice, or as reasonably requested by AB and to the extent practicable, bear AB Trademarks and, unless otherwise agreed by the parties in writing, do not bear Hoefer Trademarks.  Accordingly, the parties agree as follows: (a) Hoefer will exercise commercially reasonable efforts to promptly modify its procedures in order to manufacture, sell or resell Products to AB which consistent with past practice, or as reasonably requested by AB and to the extent practicable, bear AB Trademarks and, unless otherwise agreed by the parties in writing, do not bear Hoefer Trademarks; (b) for a period of up to 270 days after the Effective Date, Hoefer may supply, and AB shall accept, delivery of Products which may bear Hoefer Trademarks; and (c) AB shall have the right to market, sell and distribute any such Products and any other Products in AB’s inventory which may bear Hoefer Trademarks, whether before or after the foregoing 270 day period.  For the avoidance of doubt: (x) Hoefer may not sell to any party other than AB any Product that bears an AB Trademark; and (y) AB may not use any of the Hoefer Trademarks, except in connection with (i) distributing and selling of any Products which AB has in inventory on the date hereof or which are purchased from Hoefer prior to the end of the foregoing 270 day period and/or (ii) distributing marketing materials in existence on the date hereof, without the prior written consent of Hoefer.  AB shall obtain Hoefer’s written approval of all samples of any materials (other than materials provided by Hoefer) which bear or display any Hoefer Trademark or Product Trademark prior to any use of a Hoefer Trademark or Product Trademark, any and all use of the Hoefer Trademarks and of the Product Trademarks by AB or any of its Affiliates inures solely to the benefit of Hoefer and any right AB or any of its Affiliates may acquire in such trademarks is hereby assigned to Hoefer or its Affiliates absolutely; provided further that, AB shall not use the Hoefer Trademarks or the Product Trademarks in a manner or form whereby, in Hoefer’s reasonable opinion, the goodwill and reputation of such trademarks are prejudiced or damaged.

2.2  Hoefer is Exclusive Supplier.  Except as otherwise permitted in Section 8.3(b) or Section 15, AB agrees that, in the geographic areas and for the time periods set forth in this Section 2.2 below AB and the Seller Affiliates shall not, directly or indirectly, manufacture any product, purchase any product from any company or entity other than Hoefer, and/or market, sell or distribute any product (other than a Product pursuant to this Agreement) which (a) is substantially the same as any of the Products or (b) has substantially the same external appearance, base function and internal components of any of the Products or is functionally equivalent thereto.  Such restrictions shall apply: (x) in the European Economic Area for the Initial Term plus any Tail Period; and (y) in the rest of the world for the Term of this Agreement plus any Tail Period (the aforementioned territories being referred to as the “Restricted Territories” during the applicable time periods).  The term “Tail Period” shall mean: (m) in the European Economic Area, the one (1) year period following any termination of this Agreement (other than any termination by AB under Section 17.2) effective during the Initial Term; and (n) in the rest of the world, the one (1) year period following any termination of this Agreement (other than any termination by AB under Section 17.1(b) or 17.2); provided that such Tail Period shall not extend beyond September 30, 2013.

2.3  AB Sub-distributors.  AB shall be entitled to appoint one or more sub-distributors (each, a “Sub-distributor”).  AB shall have written agreements (each a “Sub-distribution Agreement”) with any and all Sub-distributors that are not Affiliates of AB (each an “Independent Sub-distributor”); provided, however, that in no event shall any Sub-distribution Agreement contain terms and conditions, that are inconsistent with the terms and conditions of this Agreement.  Notwithstanding AB’s entering into any Sub-distribution Agreement, AB shall remain responsible to Hoefer for any and all actions or inactions of its Sub-distributors in connection with the performance of any AB obligations under this Agreement, and AB shall not be relieved from responsibility for its obligations under this Agreement.  Hoefer shall not be required to seek fulfillment of, or otherwise enforce, such obligations from or against any Sub-distributor or any party other than AB.

2.4  Hoefer Distribution of Equivalent Products.  Hoefer may directly (e.g., to end users or customers), or indirectly, through one or more distributors, market, sell and/or distribute Equivalent Products under any trademarks other than the AB Trademarks or no trademarks;

provided, however, that in light of, among other things, AB’s undertakings in Section 11.1(a) below, Hoefer will not engage or appoint any Restricted Distributor to market, sell and/or distribute any of the Equivalent Products:  (a) during Contract Year One, Contract Year Two or Contract Year Three; and (b) thereafter until the earlier of: (i) the termination of this Agreement; and (ii) such time as the total amount of Products purchased by AB from Hoefer multiplied by the transfer price for such Products then in effect under this Agreement (reduced by any credit notes or refunds issued for returns or discounts applied to any such Products) for each of three (3) consecutive calendar months falls below [OMITTED MATERIAL].

2.5  AB Trademarks Usage.  Hoefer shall utilize AB Trademarks only in connection with the manufacturing of Products for sale to AB pursuant to this Agreement.  Hoefer agrees as follows:

(a)  Hoefer shall be responsible for the safe and suitable packaging of the Products for delivery;

(b)  The Products, product literature and packaging shall, consistent with past practice, or as reasonably requested by AB and to the extent practicable, state that the Products are manufactured by and/or for Hoefer and shall, consistent with past practice, or as reasonably requested by AB and to the extent practicable, bear AB Trademarks specified by AB to be affixed by and at the expense of Hoefer (except as otherwise contemplated in Section 10.1(k)).  Hoefer shall obtain AB’s prior written approval of all samples of product literature and packaging relating to the Products.

(c)  AB or its Affiliates own all AB Trademarks (other than Product Trademarks) appearing on or used in relation to the Products and literature pursuant to this Section 2.5;

(d)  Hoefer may only use AB Trademarks for the purposes set forth in this Agreement during the Term of this Agreement; provided, however, that nothing herein shall restrict Hoefer’s use of any of the Product Trademarks after the termination of this Agreement;

(e)  Any and all use of the AB Trademarks (other than Product Trademarks) by Hoefer will inure to the benefit of AB and any right Hoefer or any of its Affiliates may acquire in such trademarks is hereby assigned to AB or its Affiliates absolutely;

(f)  Hoefer shall not use the AB Trademarks in a manner or form whereby, in AB’s reasonable opinion, the goodwill or reputation of such trademarks is prejudiced or damaged; and

(g)  Hoefer hereby grants AB and its Affiliates an exclusive (even as to Hoefer), worldwide, non-royalty bearing license to use the Product Trademarks in connection with distributing and selling the Products, any marketing media relating to the Products and otherwise consistently with its rights and obligations hereunder during the Term.  AB shall not and will ensure that none of its Affiliates modify or alter the Product Trademarks without first obtaining Hoefer’s written consent, which shall not be unreasonably withheld or delayed.  AB and its Affiliates shall display such notices as may be necessary to preserve and protect Hoefer’s Intellectual Property Rights in the Product Trademarks.  AB and its Affiliates shall not use any trademark, trade name, logo, internet domain name or design which is the same or substantially similar to any of the Product Trademarks as such to cause confusion in the mind of a reasonable person.  If Hoefer at any time finds that AB’s or any of its Affiliates’ use of any of the Product Trademarks is not consistent with standards of quality acceptable to Hoefer, Hoefer may notify AB in writing of such deficiencies, and if AB fails to correct such deficiencies within forty five (45) days after receipt of such notice, Hoefer may, at its election, terminate this license effective immediately.  Hoefer reserves all rights to the Product Trademarks except as expressly granted herein to AB and its Affiliates.  AB and its Affiliates shall never challenge Hoefer’s ownership of or right to license, or the validity of, the Product Trademarks, any application for registration thereof or any trademark registration thereof.

3.               Forecasts; Orders.

3.1  Forecasts.  AB will submit a 90 day non-binding units forecast for AB’s future Product needs to Hoefer each calendar quarter.  This forecast will be used by Hoefer for production planning.  AB shall submit such forecast to Hoefer no later than ten (10) days after the beginning of each calendar quarter.  AB shall use commercially reasonable efforts to provide reasonable estimates in such forecasts.

3.2  Orders.  Although AB may submit its standard purchase order form for orders, change orders, or other notices hereunder, such orders, change orders, or notices will be governed by the terms and conditions of this Agreement and any term or condition set forth in any such form which is inconsistent with or in addition to the terms and conditions of this Agreement shall have no force or effect.  AB will submit purchase orders (each, a “PO”) in a manner and form consistent with past practice.  Subject to the foregoing, AB may, in its sole discretion, change the manner in which it submits POs; provided that such change does not unreasonably increase the expenses incurred by or workload required by Hoefer to respond to and/or accept any such PO.

3.3  Acceptance of Orders.  Hoefer shall accept any PO submitted by AB that is consistent with the terms of this Agreement.  If AB submits a PO that is not consistent with the terms of this Agreement, Hoefer will notify AB of such fact within five (5) business days and each of AB and Hoefer will work together expeditiously and in good faith to address and resolve the issues which caused Hoefer to query such PO.  If the parties cannot resolve such outstanding issues within five (5) business days after the date of Hoefer’s notice, Hoefer may reject such PO.  If Hoefer does not give AB notice of a PO’s inconsistency with this Agreement within five (5) business days, such PO shall be deemed accepted.  Notwithstanding anything herein to the contrary, in the event that AB submits a PO which is consistent with the terms of this Agreement but contains terms which Hoefer cannot reasonably fulfill (e.g., delivery timing or unusually large order (as measured against AB’s applicable forecast or, if no such forecast has been issued, against AB’s average orders during the prior calendar quarter)), Hoefer shall notify AB within five (5) business days and each of AB and Hoefer will work together expeditiously and in good faith to address and resolve such issue(s) within five (5) business days.  If the parties cannot resolve such issue(s) within five (5) business days after the date of Hoefer’s notice, Hoefer may reject such PO.  If Hoefer does not give AB notice that Hoefer cannot reasonably fulfill a PO within five (5) business days, such PO shall be deemed accepted.

4.               Delivery of Products.

4.1  “Ex Works” Delivery.  The Products sold by Hoefer to AB shall be delivered “ex works” Hoefer’s production facility located in San Francisco, California, or if such location is moved, to such other location as Hoefer notifies AB in writing.  The term “ex works” as used in this Agreement refers to Incoterms 2000.

4.2  Delivery of Products.  Subject to the requirement that the Products shall be delivered “ex works”, Hoefer will deliver, consistent with past practice, the Products covered by a PO which it has accepted or is deemed to have accepted.  AB may change the way that Products are delivered “ex-works” from Hoefer to AB, at AB’s sole discretion; provided that such change does not unreasonably increase the expenses incurred by or workload required by Hoefer to so deliver such Products.

5.               Prices.

5.1  Initial Price List.  The transfer prices for Products sold by Hoefer to AB from the Effective Date until December 31, 2004 shall be the transfer prices set forth in Schedule 1 attached hereto; provided that such transfer prices shall be not less favorable to AB than any transfer prices for Equivalent Products offered by Hoefer to any other customer or distributor under substantially similar circumstances (e.g., substantially similar purchase commitments and volumes).

5.2  Delivery of Subsequent Price Lists.  Subsequent price lists for the Products shall be prepared in accordance with the provisions of this Section 5 and issued by Hoefer at least three (3) months prior to the commencement of calendar year 2005 and each calendar year thereafter.  Notwithstanding any other provisions of this Agreement, in all cases transfer prices shall be not less favorable to AB than any transfer prices for Equivalent Products offered by Hoefer to any other customer or distributor under substantially similar circumstances (e.g., substantially similar purchase commitments and volumes).

5.3  Price Increases.  The parties shall meet on or before one hundred twenty (120) days prior to the end of each calendar year beginning with calendar year 2004 and negotiate in good faith increases in the transfer prices of Products to be sold to AB in the subsequent calendar year such price increase to be effective as of on January 1 of each such calendar year; provided, that (a) for calendar year 2005, Hoefer may, in its sole discretion, increase the transfer prices of Products sold to AB by up to [OMITTED MATERIAL] over the transfer prices previously in effect, and (b) for each of calendar years 2006 and 2007 and each calendar year thereafter, Hoefer may, in its sole discretion, increase the transfer prices of Products sold to AB by up to [OMITTED MATERIAL] over the transfer prices previously in effect.  Any transfer price increase in excess of [OMITTED MATERIAL] in 2005 and [OMITTED MATERIAL] in each of 2006 and 2007 and in each calendar year thereafter must be mutually agreed upon by the parties; provided however that, in the event that AB or any Seller Affiliate, directly or indirectly, manufactures any Restricted Product, purchases any Restricted Product from any company or entity other than Hoefer, and/or markets, sells or distributes any Restricted Product (other than a Product pursuant to this Agreement) in the European Economic Area during the Renewal Term, AB will immediately notify Hoefer in writing and Hoefer may unilaterally increase the transfer prices of

Products sold to AB by up to [OMITTED MATERIAL] over the transfer prices previously in effect.  The term “Restricted Product” shall mean any 1-D Product other than any product described in Section 15.1(a) or any Rejected Requested 1-D Product.

5.4  General.  All transfer prices for Products shall be stated in USD and will exclude those items described in Section 9.5 below, which items shall be paid by AB in accordance with Section 9.5 below.

6.               Minimum Annual Purchases.

6.1  For purposes of this Section 6, a “purchase” of Products shall be deemed to be made on the actual date that Hoefer delivers the Products “ex works” in accordance with Section 4 above.  A purchase of Products shall be deemed to have been made as of the final day of Contract Year Three, notwithstanding that Hoefer has not delivered such Products “ex works”, in the event that (a) AB has submitted a PO for such Products thirty (30) days or more prior to such date and (b) such PO has been deemed accepted by Hoefer in accordance with Section 3 of this Agreement.

6.2  During each of Contract Year One, Contract Year Two and Contract Year Three, AB will purchase from Hoefer a sufficient number of Products such that the aggregate purchase price (this calculation to be based on the units of Products purchased by AB from Hoefer during a Contract Year multiplied by the applicable transfer price for such Products then in effect for such Contract Year reduced by any credit notes or refunds issued for returns or discounts applied to such purchased Products) (the “Aggregate Purchase Price”) of Products purchased by AB during a Contract Year shall be at least equal to the applicable Adjusted Contract Year Purchase Minimum (each as determined and defined on Schedule 2); provided that it shall not be a breach of this Agreement if AB does not meet such Adjusted Contract Year Purchase Minimum in any such period provided that AB complies with its obligations under Section 7.

7.               Minimum Adjustment Mechanisms; Failure to Meet Minimums; Inventory Over-Stocking Payment and Related Reports.

7.1  Minimum Adjustment Mechanisms.  As set forth in Schedule 2, the Initial Contract Year Purchase Minimum (as defined on Schedule 2) for Contract Year Two and Contract Year Three shall be reduced by the amount of (i) the dollar value amount, if any, of the Aggregate Purchase Price of Products purchased by AB during the immediately prior Contract Year in excess of the Adjusted Contract Year Purchase Minimum for the immediately prior Contract Year.  In addition, as set forth in Schedule 2, the Initial Contract Year Purchase Minimum for each Contract Year shall be reduced by the aggregate sales by Hoefer for sales of Equivalent Products during such Contract Year (this calculation to be based on units of Equivalent Products sold by Hoefer (excluding any and all returned units) multiplied by the transfer price for the corresponding equivalent Products then in effect under this Agreement).

7.2  Failure to Meet Minimums.  In the event that AB does not purchase, during any of Contract Year One, Contract Year Two or Contract Year Three, from Hoefer a sufficient number of Products such that the Aggregate Purchase Price of Products purchased by AB during such

Contract Year is not equal to or greater than the applicable Adjusted Contract Year Purchase Minimum for such Contract Year, then the following shall apply:

(a)  Make Good Order. Subject to Section 7.2(b), on or prior to thirty (30) days after the end of any such Contract Year, AB shall submit to Hoefer a PO (a “Make Good PO”) which is clearly identified as a Make Good PO to order an amount of Products such that the aggregate purchase price (this calculation to be based on the units of Products ordered by AB from Hoefer via the Make Good PO multiplied by the applicable transfer price for such Products then in effect as of the date of such Make Good PO reduced by any discounts applied to such Products) (the “MGPO Aggregate Purchase Price”) of such Products is at least equal to the difference between (i) the applicable Adjusted Contract Year Purchase Minimum for such Contract Year and (ii) the Aggregate Purchase Price for all Products purchased by AB during such Contract Year prior to submitting such Make Good PO.  For the avoidance of doubt, the parties agree that purchases of Products pursuant to a Make Good PO will not be included as purchases of Products during any Contract Year in which the Make Good PO is submitted by AB for purposes of calculating whether AB has met an applicable Adjusted Contract Year Purchase Minimum.

(b)  Inventory Restriction.

(i)                                       Notwithstanding the provisions of Section 7.2(a), with respect to Contract Year Three only, AB shall not submit and shall not be permitted to submit a Make Good PO which orders an amount of Products such that the MGPO Aggregate Purchase Price for such ordered Products is in excess of the greater of X or Y where:

X = [OMITTED MATERIAL]

Y = [OMITTED MATERIAL]

As used herein, the “Starting Inventory Value” means the product of (A) the number of units of Products held by or on behalf of AB in inventory as of September 30, 2003 as set forth on Schedule 5 (the “Starting Inventory Units”) and (B) the transfer price per unit of such Products as of September 30, 2006, or if such Products have been removed from Schedule 1, the transfer price of such Products as of the date they were removed from Schedule 1.  As used herein, the “Ending Inventory Value” means the product of (1) the number of units of Products held by or on behalf of AB in inventory as of September 30, 2006 and (2) the transfer price per unit of such Products as of September 30, 2006, or if such Products have been removed from Schedule 1, the transfer price of such Products as of the date they were removed from Schedule 1.  AB shall deliver to Hoefer notice within a reasonable time after September 30, 2006, setting forth the number of units of Products held by or on behalf of AB in inventory as of such date and AB’s computation of the Starting Inventory Value and the Ending Inventory Value.  AB shall use the same methodology to measure the number of units of Products held by or on behalf of AB in inventory as of September 30, 2006 as it used to calculate the Starting Inventory Units; provided that such methodology will incorporate the assumptions set forth on Schedule 5.

(ii)                                    For the avoidance of doubt, to the extent that the restriction in Section 7.2(b)(i) actually applies to a Make Good PO to be submitted by AB, AB will only be permitted to submit a Make Good PO which orders an amount of Products such that the MGPO Aggregate Purchase Price for such ordered Products is equal to the greater of X or Y (each as defined in Section 7.2(b)(i) above).

(c)  Margin Payment.  In the event that (i) AB does not submit a Make Good PO to order an amount of Products such that the MGPO Aggregate Purchase Price for such ordered Products is at least equal to the difference between (A) the Adjusted Contract Year Purchase Minimum for Contract Year Three and (B) the Aggregate Purchase Price for Products purchased by AB during Contract Year Three or (ii) Section 7.2(b) prohibits AB from submitting such a Make Good PO, on or prior to thirty (30) days after the end of Contract Year Three, AB shall pay to Hoefer an amount equal to [OMITTED MATERIAL] (such amount, the “Margin Payment”) where:

P = [OMITTED MATERIAL]

Q = [OMITTED MATERIAL]

R = [OMITTED MATERIAL]

7.3  Inventory Over-Stocking Payment.  In addition to any payments required to be made pursuant to Section 7.2(c), on or prior to thirty (30) days after the end of Contract Year Three, AB will pay to Hoefer an amount equal to [OMITTED MATERIAL] where:

J = [OMITTED MATERIAL]

K = [OMITTED MATERIAL]

7.4  Reports.  Within 15 days after the end of each of March 31 and September 30 during Contract Years One, Two and Three, (a) AB will deliver to Hoefer a written report certified by an officer of AB which sets forth the units of Products held by or on behalf of AB as of each such March 31 or September 30 and (b) Hoefer will deliver to AB a written report certified by an officer of Hoefer which sets forth the aggregate transfer prices received by Hoefer for sales of Equivalent Products during the six (6) months ending on such March 31st or September 30th, as applicable (this calculation to be based on units of Equivalent Products sold by Hoefer during such periods multiplied by the then current transfer price applicable to the corresponding equivalent Products sold to AB, or if AB has discontinued selling such equivalent Products as of such date, the transfer price of such equivalent Products as of the date they were discontinued.

For the avoidance of doubt, the parties acknowledge and agree that Schedule 3 attached hereto sets forth examples of the Minimums Mechanisms and the Inventory Over-Stocking Payment described in Sections 7.2(a), 7.2(b), 7.2(c) and 7.3.

8.               Products.  The parties acknowledge that Hoefer will, from time to time, update products and develop new products which will either replace current Products or represent additions to Hoefer’s existing catalog of products.  Accordingly, the products listed on Schedule 1 may be amended from time to time in the following manner:

8.1  Adding, Updating and Replacing 1-D Products.  When Hoefer develops an additional, updated or replacement 1-D Product, Hoefer shall notify AB in writing of the development of any such product, and describe in reasonable detail its specifications and functions and, for up to 60 days after Hoefer delivers such notice, Hoefer and AB will negotiate in good faith the transfer price at which Hoefer will sell such product to AB taking into consideration the prices of any comparable Products.  If the parties mutually agree on the applicable transfer price at which Hoefer will sell such 1-D product to AB prior to the expiration of such 60 day period, the parties will promptly attach an amendment to Schedule 1 which will identify such product and the corresponding transfer price and upon attaching such amendment such product will be deemed to be a “Product” under and subject to this Agreement.  If the parties cannot agree on such applicable transfer price prior to the expiration of such 60 day period, such product will only be (a) added to Schedule 1 and deemed a “Product” under or subject to this Agreement on such date as AB purchases such product from Hoefer (such date, the “Section 8.1 Sale Date”) and (b) deemed an “Equivalent Product” under or subject to this Agreement if and to the extent it is sold by Hoefer to any third party after the Section 8.1 Sale Date.  AB shall be entitled to purchase such product from Hoefer at a price no less favorable to AB than any prices for such product offered by Hoefer to any other customer or distributor under substantially similar circumstances (e.g., substantially similar purchase commitments and volumes).  For the avoidance of doubt, (i) sales of products described in this Section 8.1 by Hoefer to third parties on and after the Section 8.1 Sale Date will be deemed sales of Equivalent Products and (ii) sales of products described in this Section 8.1 by Hoefer to AB shall be deemed sales of Products and, in each case, such sales will be taken into account in the computations with respect to the Adjusted Contract Year Purchase Minimums as set forth in Schedule 2.

8.2  Adding 2-D Products or other non-1-D products.

(a)  Hoefer hereby grants to AB a right of first negotiation to be the exclusive (even as to Hoefer) distributor of any 2-D Product or other non-1-D Product developed by Hoefer while this Agreement is in effect, such products to be distributed under AB Trademarks.  The right of first negotiation shall be exercised as follows: (i) Hoefer will notify AB in writing of the development of any such product, and describe in reasonable detail its specifications and functions, a reasonable period of time prior to product launch; (ii) if AB notifies Hoefer within 30 days of receiving Hoefer’s notice that it may be interested in distributing such product, AB will be offered a reasonable opportunity to evaluate the product and both parties will negotiate in good faith the transfer price and other principal terms relating to the distribution of such product within 45 days of the date on which AB received Hoefer’s notice; and (iii) if Hoefer and AB agree to such terms during such 45 day period, Hoefer and AB shall use good faith efforts to enter into a separate distribution agreement relating to such product within 90 days of the date on which AB received Hoefer’s notice.

(b)  In the event that Hoefer and AB do not enter into an exclusive distribution agreement with respect to any 2-D Product or other non-1-D Product, within such 90 day period, Hoefer may directly (e.g., to end users or customers), or indirectly, through one or more distributors, including but not limited to, Restricted Distributors, market, sell and/or distribute such products but on transfer price terms which are no better than those which were offered to AB; provided that in any event, AB shall be entitled to purchase any such product from Hoefer at a price no less favorable to AB than any price for such product offered to any other customer or distributor under substantially similar circumstances (e.g., substantially similar purchase commitments and volumes); provided further, and notwithstanding any of the foregoing, that AB shall not be so entitled to purchase with respect to any such product with respect to which Hoefer has entered into an exclusive distribution agreement with another distributor.  Notwithstanding anything herein, in no event will any 2-D Products or other non-1-D Products described in this Section 8.2 be deemed to be a “Product” or an “Equivalent Product” under this Agreement, and sales by Hoefer or purchases by AB of such products shall not be taken into account in the computation of any of the Adjusted Contract Year Purchase Minimums as set forth in Schedule 2.

8.3  AB’s Request For Adding 1-D Products.

(a)  AB VP Product Management Genomics (or such VP’s designee) and/or the AB VP Product Management Proteomics (or such VP’s designee) will meet with the Hoefer Sales and Marketing Manager (or such Manager’s designee) and/or Research and Development Manager (or such Manager’s designee) every six months starting three months after the Effective Date to discuss, among other things, product development issues.  In the event that AB desires to distribute a new product that replaces a Product or any other product that AB would otherwise not be permitted to develop, manufacture or sell pursuant to the Purchase Agreement or Section 2.2 hereof (a “Requested 1-D Product”), AB will so notify Hoefer of such desire during any such meeting in a writing (together with a reasonably detailed description of the proposed technical specification and functions, competitive comparison, unique selling propositions, expected end-user sales price, transfer price required, sales volumes, sales channels and requested launch date) (each a “Requested 1-D Product Notice”) and shall offer to Hoefer the first opportunity to develop, manufacture and sell such Requested 1-D Product.  If Hoefer notifies AB within 30 days of receiving a Requested 1-D Product Notice that it may be interested in developing, manufacturing and selling such Requested 1-D Product, both parties will, for up to 60 days after Hoefer delivers such notice, negotiate in good faith the transfer price at which Hoefer will sell such Requested 1-D Product to AB taking into consideration the prices of any comparable Products.  If the parties mutually agree on the applicable transfer price at which Hoefer will sell such Requested 1-D Product to AB prior to the expiration of such 60 day period, the parties will promptly attach an amendment to Schedule 1 which will identify such Requested 1-D Product and the corresponding transfer price and such product will be deemed to be a “Product” under and subject to this Agreement at such time as Hoefer notifies AB that such product is available for sale.  If the parties cannot agree on such applicable transfer price prior to the expiration of such 60 day period and Hoefer develops such Requested 1-D Product, such Requested 1-D Product will be (i) added to Schedule 1 and be deemed a “Product” under or subject to this Agreement on such date as AB purchases such product from Hoefer (such date, the “Section 8.3 Sale Date”) and (ii) deemed an “Equivalent Product” under or subject to this Agreement if and to the extent it is sold by Hoefer to any third party after the Section 8.3 Sale Date.  AB shall be entitled to purchase such Requested 1-D Product from Hoefer at a price no less favorable to AB than any prices for such product offered by Hoefer to any other customer or distributor under substantially similar circumstances (e.g., substantially similar purchase commitments and volumes).  For the avoidance of doubt, sales of Requested 1-D Products (A) by Hoefer to third parties on and after the Section 8.3 Sale Date will be deemed sales of Equivalent Products and (B) by Hoefer to AB shall be deemed sales of Products and, in each case, such sales will be taken into account in the computations with respect to the Adjusted Contract Year Purchase Minimums as set forth in Schedule 2.  Both AB and Hoefer accept that only a reasonable number of such Requested 1-D Products should be proposed by AB, based on their size and complexity and based on the capacity of Hoefer’s research and development department.

(b)  If, during the Renewal Term, AB delivers a Requested 1-D Product Notice and either (i) Hoefer does not notify AB that it may be interested in developing, manufacturing and selling such Requested 1-D Product within 30 days of receiving such Requested 1-D Product Notice or (ii) Hoefer and AB do not, after negotiating in good faith for the 60 day period described in Section 8.3(a) above, agree on the applicable transfer price at which Hoefer will sell such Requested 1-D Product to AB (any Requested 1-D Product described in the foregoing subsections (i) or (ii), a “Rejected Requested 1-D Product”), then AB and its Affiliates may develop or have developed, manufacture or have manufactured, sell and/or distribute such Rejected Requested 1-D Product, but on terms with respect to transfer price which are no better than those which were offered to Hoefer.  The manufacture, sale and/or distribution of any Rejected Requested 1-D Product by AB or its Affiliates during the Renewal Term shall not be deemed to be a breach of Section 2.2 or Section 15 of this Agreement or of Section 3.6 of the Purchase Agreement by AB.  For the avoidance of doubt, AB agrees that it shall not develop or have developed, manufacture or have manufactured, sell and/or distribute any Requested 1-D Product during the Initial Term.

8.4  Removing Products.  Hoefer may remove obsolete or replaced Products from Schedule 1 by giving AB not less than six (6) months prior written notice.  Such removal shall be effective six (6) months from the date that Hoefer delivers such written notice, unless the parties mutually agree in writing to a different effective date.  Notwithstanding anything to the contrary in this Section 8.4, (a) Hoefer shall not without the written consent of AB remove from Schedule 1 any Product which Hoefer continues to sell or distribute directly (e.g., to end users or customers), or indirectly, through one or more distributors, after such removal date and (b) any removal of a Product from Schedule 1 in the absence of the agreement of AB to the contrary shall be accompanied by a pro rata reduction (based on the prior sales volume of such product) in the Adjusted Contract Year Purchase Minimum for the current period as well as future periods.

8.5  Replacing Minor Products.  Notwithstanding anything herein to the contrary, Hoefer may modify Schedule 1 to replace any Product, the per unit transfer price of which is less than one hundred USD ($100), with a replacement product which has the same functionality and transfer price upon reasonable prior written notice to AB.  Each such replacement product will be deemed to be a “Product” under and subject to this Agreement.  For the avoidance of doubt, nothing in this Section 8.5 will be deemed to cause or require any adjustment to any of the Adjusted Contract Year Purchase Minimums.

9.               Payment.

9.1  Timing.  Payment of invoices shall be made in full by AB in USD to Hoefer for all Products sold by Hoefer to AB no later than forty-five (45) days from the date of invoice in USD.

9.2  Delivery of Invoices.  No invoice shall be issued by Hoefer with respect to Products prior to the actual date Hoefer delivers such Products “ex works” in accordance with Section 4.  Although Hoefer may submit its standard invoice form, such invoices and any order confirmations or other standard forms issued by Hoefer will be governed by the terms and conditions of this Agreement and every term or condition set forth in any such invoice, order confirmation or other standard form which is inconsistent with or in addition to the terms and conditions of this Agreement shall have no force or effect.

9.3  Wire Transfer.  All payments to be made by AB to Hoefer hereunder shall be made in USD by wire transfer in immediately available funds to such bank account as Hoefer shall specify in writing to AB.

9.4  Deductions.  No deductions are to be taken for any reason without a written credit memo from Hoefer for such amount, which credit memo shall not be unreasonably withheld or delayed.

9.5  Taxes; Shipping and Handling.  All transfer prices quoted for Products in accordance with the provisions of this Agreement shall be exclusive of any federal, state, municipal, value added and other taxes (such as sales, use or privilege taxes), all customs duties, shipping and handling costs (if any), imposts, or excise taxes, or personal property or other similar taxes or duties and any such taxes and other amounts shall be assumed and paid by AB except those taxes based on or measured by the net income of Hoefer.

9.6  Returns.  Should AB wish, for whatever reason, to return to Hoefer any items purchased from Hoefer, it will do this only with the agreement of Hoefer in the form of a return number issued by Hoefer; provided, however, that this Section 9.6 will not operate to limit or otherwise restrict any of AB’s remedies set forth in Section 13.1(b) below.

10.         Duties of Hoefer.

10.1                           Duties.  Without limiting any of its obligations otherwise set forth in this Agreement, Hoefer shall, except as otherwise provided below, at its sole expense, perform the following duties:

(a)  Hoefer shall manufacture Products and sell Products to AB for distribution as set forth herein.

(b)  Hoefer shall, as reasonably requested by AB, assist AB in its sales and marketing program concerning the Products; provided however, that AB is solely responsible for all costs of marketing and sales efforts, except where agreed in advance and in writing, by Hoefer.

(c)  Hoefer shall provide sales and support training which AB and Hoefer shall jointly deem necessary for AB’s sales and service representatives, if any, in individual or other sessions at such location as AB shall reasonably request.  Hoefer will provide instructors with training materials and Products for use in connection with such training activities, provided that AB acknowledges that ownership of all rights, including but not limited to, all Intellectual Property Rights, in and to such materials remains vested in Hoefer.  Accordingly, AB undertakes not to amend or copy any such materials without Hoefer’s consent in writing and if this Agreement terminates, to immediately return all such materials (together with any copies or amended versions allowed as aforesaid) to Hoefer.

(d)  Hoefer shall update AB with all available information reasonably necessary or desirable for the effective marketing of Products and promptly notify AB, in suitable electronic format, of any material instrument modifications or changes.

(e)  Hoefer shall provide reasonable back-up technical support by e-mail, telephone and facsimile to AB and its Sub-distributors’ technical service and sales personnel in connection with the Products.

(f)  Hoefer will participate, as mutually agreed by Hoefer and AB, in AB’s promotional efforts, by providing relevant copy and photography for advertising, direct mail and/or any other promotional efforts in connection with the Products, the manner in which the materials are to be used to be mutually agreed upon by Hoefer and AB, all costs and expenses for advertising, direct mail and/or any other promotional effort are solely to be borne by AB.

(g)  Hoefer will update existing Products and develop new products and all such products will be offered to AB for sale by AB on an exclusive or non-exclusive basis in accordance with Section 8 above.  Hoefer will during the Initial Term of this Agreement dedicate not less than a monthly average (calculated over the Initial Term) of an aggregate of three full time equivalent employees within its research and development department to updating existing Products and developing new products.

(h)  Hoefer shall, as reasonably requested, perform maintenance, service and repair activities for Products at Hoefer’s then current rates and terms for such services and at levels consistent with prior practice.  If Hoefer does not currently provide such services as of the date they are requested, Hoefer will provide them to AB at Hoefer’s then current rates and terms.

(i)  Hoefer shall make available spare parts for Products for a period of not less than seven (7) years following the date the relevant Product is discontinued by Hoefer; provided that AB shall immediately notify Hoefer in the event that its commitments to its customers to make spare parts available for discontinued Products provide for a shorter period, and if any such commitments provide for a shorter period, the term of Hoefer’s applicable obligation set forth in this Section 10.1(i) will be automatically reduced to such shorter period in accordance with such notice.  Both parties accept and agree that the price of spare parts for discontinued Products may increase at a higher rate than the caps on price increases contemplated in Section 5.3 and thus, if Hoefer’s costs for such spare parts increase at a rate greater than the caps on price increases set forth in Section 5.3, Hoefer and AB will negotiate the transfer price for such spare parts in good faith.

(j)  Hoefer shall comply with all applicable export control laws and regulations relating to Hoefer’s export of Products pursuant to this Agreement and shall provide information and documentation reasonably necessary or useful to assist AB in complying with its obligations under applicable export control laws and regulations; provided that AB reimburse Hoefer for any and all reasonable out-of-pocket expenses incurred by Hoefer in connection with performing the foregoing obligations.

(k)  Hoefer shall make changes to the packaging and labeling of the Products as might be reasonably requested by AB; provided that AB shall reimburse Hoefer for any and all reasonable out-of-pocket expenses incurred by Hoefer in connection with performing the foregoing obligations (other than any expenses incurred by Hoefer to modify its manufacturing procedures to remove Hoefer Trademarks from Products supplied to AB pursuant to this Agreement), including the cost of any materials Hoefer has to scrap as a result of these changes.

11.         Duties of AB.

11.1                           Duties of AB.  Without limiting any of its obligations otherwise set forth in this Agreement, AB shall, except as otherwise provided below, at its sole expense, perform the following duties:

(a)  AB shall use commercially reasonable efforts to market, promote and sell the Products.  For purposes of this Section 11.1(a), “commercially reasonable efforts” shall mean the (i) listing and displaying of the Products in AB’s product catalog or any successor document and on AB’s website or any successor website in at least the same manner and prominence as the listing and displaying of the Transferred 1-D Product Lines (as defined in the Purchase Agreement) set forth in Chapter 9 of the AB 2003 BioDirectory Catalog and the AB website as of the Effective Date, and (ii) market, promote and sell any new Product with the level of marketing and promotion customarily given by AB to the launch of comparable new products.

(b)  AB shall, within 10 business days from the Effective Date (the “DVD Delivery Date”), deliver to Hoefer a copy of the AB website substantially as such web site existed on the Effective Date in DVD format (the “DVD”).  Upon Hoefer’s receipt of the DVD, the DVD will be attached to this Agreement as Schedule 4.

(c)  AB shall establish and maintain an inventory of the Products, appropriate to meet the needs of purchasers and end-users.

(d)  AB shall notify Hoefer if it becomes aware of any substantial improper or wrongful use of the Products, any complaints or allegations of product liability in respect of the Products, or of any unauthorized use and/or exploitation of the Intellectual Property Rights contained in the Products and provide such assistance as Hoefer may reasonably request (at

Hoefer’s expense) in connection with any action concerning such unauthorized use or exploitation.

(e)  AB shall, on a quarterly basis, at a minimum, brief Hoefer with any information regarding sales of the Products, that AB believes would be of benefit to the business relationship between the two parties.

(f)  AB shall not misrepresent Hoefer’s descriptions or instructions for the use of the Products.

(g)  AB shall comply with all applicable export control laws and regulations relating to AB’s or its Affiliates’ export of Products pursuant to this Agreement and shall provide information and documentation reasonably necessary or useful to assist Hoefer in complying with its obligation under applicable export control laws and regulations; provided that AB shall reimburse Hoefer for any and all reasonable out-of-pocket expenses incurred by Hoefer in connection with performing the foregoing obligations.

12.         Insurance.   From and after the Effective Date, for so long as this Agreement shall remain in effect and for two (2) years thereafter, Hoefer shall maintain or have maintained on its behalf, product liability insurance coverage on an occurrence basis for all occurrences relating to the Products sold by Hoefer to AB with limits of liability not less than Two Million USD ($2,000,000) combined single limit for bodily injury and property damage.  Hoefer shall, if requested, provide to AB a certificate evidencing coverage of such policy.

13.         Warranties.

13.1                           Warranties of Hoefer.

(a)  Hoefer warrants that the Products sold to AB in accordance with the provisions of this Agreement will be free of defects in material and workmanship and will conform to the published specifications set forth in literature, packaging, inserts, materials and/or other documentation prepared by or on behalf of Hoefer and provided with the Products under normal use and service for a period of fifteen (15) months from the date on which Hoefer delivers the Products “ex works” in accordance with Section 4 above, except for those parts and/or materials which are consumed or expended in the normal use of the Products, in which case Hoefer warrants conformity to the published specifications described above for a period of ninety (90) days from the date on which Hoefer delivers the Products.  This warranty is void if the Product has been abused or misused or if repairs have been attempted by unauthorized persons.

(b)  The obligation of Hoefer for breaches of the warranties set forth in Section 13.1(a) is limited to, at Hoefer’s sole discretion (i) repairing the Product at Hoefer’s or one of its Affiliates’ premises or (ii) replacing the Product; provided that if AB so agrees, Hoefer may supply spare parts to AB for AB to carry out the repair.  The cost of the shipment of spare parts or replacement Products from Hoefer to AB will be paid by Hoefer and the cost of returning defective spare parts or defective Products to Hoefer, if such return is requested by Hoefer, will be paid by AB.

(c)  As between Hoefer and AB, AB’s sole and exclusive remedy for breach of the warranties set forth in Section 13.1(a) is set forth in Section 13.1(b).

(d)  Hoefer warrants that it owns and has valid title to the Products sold to AB in accordance with the provisions of this Agreement free and clear of all liens, security interests or other encumbrances; provided however, that this representation and warranty shall not constitute any representation or warranty that such Products do not infringe or otherwise conflict with any copyright, patent, trade secret, trademark or other intellectual property right of any third party.

13.2                           Warranties of Hoefer and AB.  Each of Hoefer and AB represents and warrants that (a) it is a corporation organized and existing under the laws of its jurisdiction of incorporation with full power and authority to enter into and perform this Agreement; (b) this Agreement has been duly authorized by all necessary corporate action and constitutes the binding obligation of such party enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy laws or other laws affecting the rights of creditors generally, equitable principles, or the discretionary powers of courts or arbitral bodies; (c) the person(s) executing this Agreement on its behalf has actual authority to bind it to this Agreement; and (d) its execution and performance of this Agreement does not and will not violate or conflict with any provision of its governing corporate instruments or of any commitment, agreement or understanding that it has or will have to or with any company or entity.

13.3                           Exclusion of Implied Warranties.  Except as provided in this Section 13, Hoefer makes no warranty as to any Products, or the results to be obtained from using any Products.  HOEFER EXCLUDES AND DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR TITLE AND ALL WARRANTIES ARISING FROM THE COURSE OF DEALING OR USAGE OF TRADE.

14.         Indemnification.

14.1                           Indemnification by Hoefer.  Hoefer shall indemnify, defend and hold harmless AB and its Affiliates and their respective officers, directors, shareholders, employees, successors and assigns against and from any and all third party claims, actions, suits and judgments, and against and from any and all claims, liabilities, losses, damages, costs (including, reasonable attorney’s fees), charges and other expenses of whatever nature and character (collectively, “Claims”) arising out of or in connection with (i) third party claims which result from the manufacture of any Product or (ii) an allegation by a third party that the Products sold by Hoefer to AB in accordance with this Agreement infringe any other party’s Intellectual Property Rights.  If Hoefer determines, in its sole discretion, that a claim of infringement is likely or if infringement is held to exist, or if injunctive relief is granted to a claimant, and such infringement is not covered by AB’s indemnification obligations under the Purchase Agreement (it being understood by the parties that such indemnification obligations will be governed by and subject to the provisions of the Purchase Agreement), Hoefer may, at its own expense and at its option, either (A) supply to AB revisions to the infringing material so as to make it noninfringing while retaining substantially similar functionality or substitute other noninfringing material of substantially similar functionality, or (B) procure for AB, at no additional expense to AB, the right to continue accessing, using and distributing the infringing material to the extent permitted by this Agreement, or (C) if Hoefer is not able to supply revisions or otherwise secure for AB the right to continue accessing, using and distributing the infringing material, on commercially reasonable terms, AB shall, upon written request by Hoefer, return the material claimed to be infringing and Hoefer will refund all amounts paid for such Product(s).  THE FOREGOING STATES HOEFER’S ENTIRE OBLIGATION AND LIABILITY WITH RESPECT TO ANY CLAIMS DESCRIBED IN CLAUSES (i) AND (ii) OF THIS SECTION 14.1.  Notwithstanding anything contained herein to the contrary, Hoefer shall not be required to provide indemnification with respect to any Claims to the extent that they result from (1) the gross negligence or willful misconduct of AB, (2) the combination of a Product with different product supplied by AB or any of its Sub-distributors, where such Claim would not have arisen but for such combination, (3) use of any Products for any use other than its reasonably intended use, (4) matters for which Hoefer is entitled to indemnification from AB pursuant to the Purchase Agreement or (5) any infringement or misappropriation of any third party Intellectual Property Right by any Subject Asset (as defined in the Purchase Agreement) and/or the Transferred 1-D Business (as defined in the Purchase Agreement) as conducted on or prior to the Closing Date (as defined in the Purchase Agreement), provided, however, that if Hoefer becomes aware of any such infringement or misappropriation it will take reasonable steps to avoid selling infringing or misappropriating Products to AB or any of its Sub-distributors.

14.2                           Indemnification by AB.  AB shall defend, indemnify and hold harmless Hoefer and its Affiliates and their respective  officers, directors, shareholders, employees, successors and assigns from and against any and all Claims arising out of or in connection with the distribution by AB or any of its Sub-distributors of Products pursuant to this Agreement.  Notwithstanding anything contained herein to the contrary, AB shall not be required to provide indemnification with respect to any Claims to the extent that they result from (a) the gross negligence or willful misconduct of Hoefer or (b) matters for which AB is entitled to indemnification from Hoefer pursuant to Section 14.1 above or the Purchase Agreement.  THE FOREGOING STATES AB’S ENTIRE OBLIGATION AND LIABILITY WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR IN CONNECTION WITH THE DISTRIBUTION BY AB OR ANY OF ITS SUB-DISTRIBUTORS OF PRODUCTS PURSUANT TO THIS AGREEMENT.

14.3                           Notice; Defense of Claims.  An indemnified party may seek indemnification hereunder by giving written notice thereof to the indemnifying party.  The indemnified party shall also give written notice thereof to the indemnifying party promptly after it receives notice of a Claim being asserted, but the failure to do so shall not relieve the indemnifying party from any liability except to the extent that it is materially prejudiced by the failure or delay in giving such notice.  Such notice shall summarize the bases for seeking indemnification and any Claim being asserted by a third party.  Within thirty (30) days after receiving such notice the indemnifying party shall give written notice to the indemnified party stating whether it disputes the right for indemnification and whether it will defend against any third party Claim at its own cost and expense.  If the indemnifying party fails to give notice that it disputes an indemnification request within thirty (30) days after receipt of notice thereof, it shall be deemed to have accepted and agreed to the request and it shall defend against such third party Claim at its own cost and expense.  An indemnifying party (provided such indemnifying party acknowledges its obligation to indemnify if adversely determined) shall be entitled to direct the defense against a third party Claim with counsel selected by it as long as the indemnifying party is conducting a good faith and diligent defense.  If the named parties to the action or proceeding include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate under applicable standards of professional conduct, the indemnified party may engage separate counsel at the expense of the indemnifying party.  The indemnifying party shall have the right to compromise or settle any such dispute if such settlement includes an unconditional release of all claims against the indemnified party.  If such settlement does not include an unconditional release of all claims against the indemnified party, the settlement shall be subject to the prior written consent of the indemnified party (which consent shall not be unreasonably withheld, delayed or conditioned).  If a good faith and diligent defense is not being or ceases to be conducted by the indemnifying party, the indemnified party shall have the right, at the expense of the indemnifying party, to undertake the defense of such claim or liability (with counsel selected by the indemnified party), and to compromise or settle it, exercising reasonable business judgment.  If the third party claim or liability is one that by its nature cannot be defended solely by the indemnifying party, then the indemnified party shall make available such information and assistance as the indemnifying party may reasonably request and shall cooperate with the indemnifying party in such defense, at the expense of the indemnifying party.

15.         Exceptions to Exclusivity.

15.1                           Nothing in Section 2.2 shall prevent AB or any of the Seller Affiliates, from:

(a)  manufacturing, purchasing, marketing, promoting, selling or distributing anywhere in the world 2-D Products, 1-D Products used solely within in a 2-D Product or system (it being expressly understood that in no event shall any 1-D Product be marketed, purchased, promoted, sold or distributed as a stand-alone product), Multi-Channel Platforms, MegaBACE products, any products in the Retained Product Lines (as defined in the Purchase Agreement) (including any updates, replacements or functional equivalents thereof), any products for use in Diagnostics, and reagents (including gel electrophoresis reagents).  The term “Multi-Channel Platforms” shall mean plate systems with multiple microfabricated channels for electrophoresis and/or chromatography.  The term “MegaBACE products” shall mean high throughput, multi-channel capillary electrophoresis analysis systems for nucleic acid sequencing, genotyping and fragment analysis as well as for protein and carbohydrate analysis.  The term “Diagnostics” shall mean the testing or analysis of biological samples (whether human or otherwise), the results of which are provided to health care recipients and/or providers for use in the diagnosis of disease, assessing the predisposition to disease, determining genetic status, monitoring the progression of disease, determining efficacy of treatment of disease, clinical management of the health care recipients from which such samples are derived and/or performing research to discover and develop methods and technologies for any of the foregoing.

(b)  acquiring Control of, or being acquired by (in either case, whether by merger, sale of stock, assets or otherwise) any company or entity having annual, world-wide revenue in its last complete fiscal year in excess of one billion dollars ($1,000,000,000) (such acquired or acquiring company or entity together with any company or entity Controlled by such company or entity on or following the effective date of such acquisition (excluding Seller Affiliates), a “Qualified Company”); provided that following any such acquisition:  (i) except upon Hoefer’s receipt of the payment contemplated in Section 15.2 below, none of the catalogues, websites or sales personnel of any Seller Affiliate shall be used to market, promote, sell or distribute both Products and such Qualified Company’s Restricted Products in the Restricted Territory; (ii) each Seller Affiliate shall continue to use commercially reasonable efforts which are substantially equivalent to those used by such Seller Affiliate prior to such acquisition to market, promote, sell and distribute the Products and, in the case of AB, in accordance with Section 11.1(a); provided that upon Hoefer’s receipt of the payment contemplated in Section 15.2 below, each Seller Affiliate that markets, promotes, sells or distributes both Products and the Qualified Company’s Restricted Products in the Restricted Territory shall use substantially equivalent efforts (on a per product basis) to market, promote, sell and distribute Products as it uses to market, promote, sell and distribute the Qualified Company’s Restricted Products in the Restricted Territory (including, without limitation, listing and displaying the Products in such Seller Affiliate’s product catalogue or any successor document and on such Seller Affiliate’s website in a manner and prominence that are substantially equivalent to any listing and displaying of the Qualified Company’s Restricted Products in the Restricted Territory), and the Seller and the Seller Affiliates shall, in the aggregate, use substantially equivalent efforts (on a per product basis) to market, promote, sell and distribute Products as they use to market, promote, sell and distribute the Qualified Company’s Restricted Products in any Restricted Territory and (iii) no Seller Affiliate will (A) grant any license to or otherwise permit any Qualified Company to use the Relevant Patents (as defined in the Purchase Agreement) which are licensed to Hoefer for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory or (B) grant any license or sublicense to or otherwise permit any Qualified Company to use any of the Relevant Trade Secrets (as defined in the Purchase Agreement) for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory other than in accordance with the terms and conditions of the Trade Secrets License Agreement dated as of the date hereof between Amersham Biosciences (SF) Corp., a California corporation and Hoefer (the “Trade Secrets License Agreement”);

(c)  acquiring Control of, or being acquired by (in either case whether by merger, sale of stock, assets or otherwise), any company or entity having annual, world-wide revenue in its last complete fiscal year equal to or less than one billion dollars ($1,000,000,000) (such acquired or acquiring company or entity together with any company or entity Controlled by such company or entity on or following the effective date of such acquisition (excluding Seller Affiliates), a “Non-Qualified Company”), including any company or entity that manufactures, markets, promotes, sells or distributes Restricted Products; provided that following any such acquisition:  (i) the catalogues, websites or sales personnel of any Seller Affiliate shall not be used to market, promote, sell or distribute both Products and such Non-Qualified Company’s Restricted Products in the Restricted Territory; (ii) each Seller Affiliate shall continue to use commercially reasonable efforts which are substantially equivalent to those used by such Seller Affiliate prior to such acquisition to market, promote, sell and distribute the Products and, in the case of AB, in accordance with Section 11.1(a) and (iii) no Seller Affiliate will (A) grant any license to or otherwise permit any Non-Qualified Company to use the Relevant Patents (as defined in the Purchase Agreement) which are licensed to Hoefer for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory or (B) grant any license or sublicense to or otherwise permit any Non-Qualified Company to use any of the Relevant Trade Secrets (as defined in the Purchase Agreement) for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory other than in accordance with the terms and conditions of the Trade Secrets License Agreement; provided, further that, the preceding notwithstanding, in the event that a Seller Affiliate acquires Control of a Non-Qualified Company that manufactures, markets, promotes, sells or distributes Restricted Products that are competitive with the Products in the Restricted Territory, such Seller Affiliate shall use commercially reasonable efforts to promptly divest any portion(s) of such Non-Qualified Company’s business that manufactures, markets, promotes, sells or distributes such Restricted Products that are competitive with the Products in the Restricted Territory;

(d)  entering into joint ventures, strategic alliances or other collaborations (each a “Collaboration”) with any company or entity, even if such company or entity manufactures, purchases, markets, promotes, sells, or distributes Restricted Products, as long as (i) such Collaboration does not relate to Restricted Products in the Restricted Territory, (ii) the catalogues, websites or sales personnel of any Seller Affiliate are not used to market, promote, sell or distribute Restricted Products of any such company or entity in the Restricted Territory, and (iii) no Seller Affiliate will (A) grant any license to or otherwise permit any such company or entity to use the Relevant Patents (as defined in the Purchase Agreement) which are licensed to Hoefer for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory or (B) grant any license or sublicense to or otherwise permit any such company or entity to use any of the Relevant Trade Secrets (as defined in the Purchase Agreement) for purposes of selling, developing, using or manufacturing Restricted Products in the Restricted Territory other than in accordance with the terms and conditions of the Trade Secrets License Agreement; or

(e)  owning beneficially or of record up to five percent (5%) of the outstanding securities of a publicly-held corporation which engages in any Restricted Activity (as defined in the Purchase Agreement) and/or manufactures, purchases, markets, promotes, sells or distributes any Restricted Products in the Restricted Territory.

15.2                           Following an acquisition contemplated by Section 15.1(b), prior to the date of the first use (the “Integration Date”) by any Seller Affiliate or Qualified Company of the catalogues, websites or sales personnel of any Seller Affiliate to market, sell or distribute both Products and Restricted Products of any Qualified Company in the Restricted Territory (a) AB or another Seller Affiliate shall deliver to Hoefer reasonable prior written notice thereof, and (b) AB or another Seller Affiliate shall pay Hoefer as follows:

(i)                                     [OMITTED MATERIAL], if the Integration Date occurs during Contract Year One, Contract Year Two or Contract Year Three;

(ii)                                  [OMITTED MATERIAL], if the Integration Date occurs during Contract Year Four;

(iii)                               [OMITTED MATERIAL], if the Integration Date occurs during Contract Year Five; or

(iv)                              [OMITTED MATERIAL], if the Integration Date occurs during the Term after Contract Year Five.

Upon making the foregoing payment, the restrictions set forth in Section 15.1(b)(i) shall have no further effect with respect to any acquisition transaction described in Section 15.1(b).  Each applicable Seller Affiliate shall continue to comply with the obligations set forth in Section 15.1(b)(ii) and (iii).

15.3                           Except as otherwise expressly stated herein, all terms and conditions of this Agreement will remain in full force and effect subsequent to an acquisition transaction described in Section 15.1(b) or 15.1(c); provided that no product of a Qualified Company or Non-Qualified Company (or any of any such entity’s Affiliates in existence prior to the effective date of such a transaction) involved in such a transaction will be deemed to be a Product under this Agreement.

16.         Confidential Information.

16.1                           In the course of performing this Agreement, the parties may disclose to each other Confidential Information. “Confidential Information” shall mean any information or data, whether or not in writing, pertaining to the business, products, services or technology of either party which is disclosed by a party (the “Disclosing Party”) to the other party (the Receiving Party”) that the Disclosing Party has either marked as confidential or proprietary, or has identified in writing as confidential or proprietary within fifteen (15) days of disclosure to the Receiving Party, except that the following will be deemed Confidential Information even if not so marked or identified:  Disclosing Party’s business plans, business methodologies, business strategies, technologies, customers and unpublished dealer, customer and other prices relating to Products.  The terms of this Agreement shall be considered Confidential Information of both parties; provided, that, notwithstanding anything herein to the contrary, either party may file a copy of this Agreement with appropriate regulatory authorities in order to comply with any obligation it may have under any applicable securities laws or regulations; provided, however, that any such filing party shall request confidential treatment of the dollar amounts, numerical percentages and mathematical formulae relating to transfer prices, minimum purchases, liquidated damages and price increases, and the names of the Restricted Distributors, in each case with such level of redaction or other means as such party may reasonably determine.  All Confidential Information shall remain the sole property of the Disclosing Party, and the Receiving Party shall have no interest in or rights with respect thereto except as expressly set forth in this Agreement.  Each party agrees: (a) not to use any Confidential Information of the other party for any purpose except in the performance of its obligations under this Agreement or as otherwise expressly permitted hereunder; (b) not to disclose such Confidential Information except to its employees (or third party subcontractors) who have a need to know such Confidential Information for purposes of this Agreement and who are bound to a written agreement protecting such Confidential Information as required hereby; and (c) to protect such Confidential Information from unauthorized use, access or disclosure in the same manner that it protects its own similar Confidential Information, but not less than a reasonable degree of care.

16.2                           Exclusions.  Confidential Information does not include any information that the Receiving Party can show:

(a)  is or becomes publicly available (other than through unauthorized disclosure by the Receiving Party);

(b)  is shown by written record to have been in the possession of or known to the Receiving Party prior to its disclosure hereunder; or

(c)  is made available without restriction to the Receiving Party by any person other than the Disclosing Party without breach of any obligation of confidentiality of such other person.

16.3                           Disclosure in Judicial or Other Proceedings.  Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information in a judicial, legislative or administrative investigation or proceeding or to a government or other regulatory agency (including any securities regulatory agency or stock exchange); provided that, Receiving Party provides to Disclosing Party prior notice of the intended disclosure and shall permit the Disclosing Party to intervene therein to protect its interests in its Confidential Information, and provide full cooperation and assistance to Disclosing Party in seeking to obtain such protection.

16.4                           Injunctive Relief.  Each party acknowledges and agrees that disclosure or use of Confidential Information of the other party in violation of this Agreement may result in irreparable harm to such other party.  Accordingly, in addition to any other legal remedies which may be available to it, in the event of any actual or threatened breach of this Section 16.4, each party has the right to immediately obtain injunctive relief.

16.5                           Return of Confidential Information.  Upon termination of this Agreement, Receiving Party will, at Disclosing Party’s written request, promptly deliver to Disclosing Party or destroy all memos, notes, records, reports, media, documents and materials (and all copies thereof) regarding or including any Confidential Information which Receiving Party may then possess or have under its control and, upon request by the Disclosing Party, certify to such return or destruction.

17.         Term; Termination.

17.1                           Term.  The initial term of this Agreement shall be from the Effective Date until September 30, 2008 (the “Initial Term”).  Thereafter, this Agreement shall be automatically renewed for an additional term ending on September 30, 2013 (the “Renewal Term” and collectively with the Initial Term, the “Term”); provided that as of any date subsequent to September 30, 2008:

(a)  Either party may terminate this Agreement upon 365 days prior written notice in the event that AB and all of the Seller Affiliates will cease any and all marketing, distributing and selling of any 1-D Products (other than products described in Section 15.1(a)), including, without limitation any product which (i) is substantially the same as any of the Products or (ii) has substantially the same external appearance, base function and internal components of any of the Products or is functionally equivalent thereto.  The parties acknowledge that no termination pursuant to this Section 17.1(a) shall serve to terminate AB’s obligation not to compete with Hoefer pursuant to Section 3.6 of the Purchase Agreement.

For the avoidance of doubt, AB will be deemed to have materially breached this Agreement if (x) AB or any of the other Seller Affiliates markets, distributes and/or sells any 1-D Product (other than products described in Section 15.1(a)) which (i) is substantially the same as any of the Products or (ii) has substantially the same external appearance, base function and internal components of any of the Products or is functionally equivalent thereto during the Tail Period after the Agreement is terminated in accordance with Section 17.1(a) or (y) any 1-D Products (other than products described in Section 15.1(a)) of any Qualified Company, Non-Qualified Company or company or entity which is a party to a Collaboration are promoted, marketed, sold or distributed in the Restricted Territory using the catalogs, web sites or sales personnel of any Seller Affiliate during the Tail Period.

(b)  AB may terminate this Agreement upon 365 days prior written notice in the event that AB, during the Renewal Term, has delivered Hoefer four (4) or more Requested 1-D Product Notices which result in four (4) or more Rejected Requested 1-D Products which are subsequently actually sold by AB or its Affiliates to its distributors or customers; provided that AB has complied with its obligations set forth in Section 8.3, including but not limited to, its obligation to negotiate in good faith.

17.2                           Termination.  Notwithstanding Section 17.1 hereof, either party may terminate this Agreement by written notice to the other party if the other party fails to observe or perform any material term or condition of this Agreement, and does not cure such failure within thirty (30) days or, if such failure is susceptible to cure and the breaching party has commenced cure efforts and pursues cure of the breach in good faith, sixty (60) days, after written demand by the first party stating the default and such party’s intention to terminate.  In the event that Hoefer fails to supply Products in accordance with this Agreement, such failure shall be deemed material if Hoefer (a) fails to supply 50% or more of the aggregate Products ordered by AB under POs which Hoefer is required to accept in accordance with Section 3.3 above in any calendar quarter and (b) had the ability to supply such ordered Products.

17.3                           Effect of Termination.  Upon any termination of this Agreement:

(a)  Hoefer shall only be obliged to supply AB with further Products in respect of orders already accepted by Hoefer and spare parts in accordance with Section 10.1(i).  Furthermore, AB shall be free to sell remaining quantities of Products in inventory to customers, after the termination date, as permitted under this Agreement but shall in all other respects cease to hold itself out as a distributor of Hoefer.

(b)  AB shall continue to be responsible for the support of customers of the Products sold by AB and Hoefer shall continue to provide back-up technical support in accordance with Section 10.1(e).

(c)  AB may offer for return to Hoefer any inventory of the Products held by it, provided that Hoefer may, at its sole discretion, agree or not agree to repurchase such inventory.

(d)  The rights and obligations of the parties set forth in Sections 2.2, 12, 13, 14, 15, 16, 17, 18 and 19 shall survive any termination of this Agreement.

(e)  Liquidated Damages.

(i)                                     To the extent that this Agreement is terminated at any time prior to the end of Contract Year Three by Hoefer pursuant to Section 17.2 above, AB shall, within ten

(10) business days following the effective date of the termination (and subject to reimbursement pursuant to Section 17.3(e)(iv)), pay to Hoefer by wire transfer in immediately available funds to accounts as Hoefer shall specify to AB in writing, an amount (the “Termination Amount”) equal to:  [OMITTED MATERIAL], where

(A) = Aggregate Purchase Price for Products purchased by AB after the Effective Date and prior to the effective date of such termination;

(B) = aggregate sales by Hoefer of Equivalent Products after the Effective Date and prior to the effective date of such termination (this calculation to be based on units of Equivalent Products sold by Hoefer during such period (excluding any and all returned units) multiplied by the transfer price applicable to the corresponding equivalent Products in effect under this Agreement during such period)

(C) =  the amount equal to [OMITTED MATERIAL] multiplied by the number of business days between September 30, 2003 and the Effective Date.

(ii)                                  AB acknowledges that Hoefer will suffer a material adverse impact on its business if this Agreement is terminated prior to the expiration of Contract Year Three, and that the damages associated with respect to Contract Year One, Contract Year Two and Contract Year Three may not be susceptible of precise determination.  AB acknowledges that the payment of the Termination Amount contemplated by this Section 17.3(e) is a reasonable approximation of the damages with respect to Contract Year One, Contract Year Two and Contract Year Three and will be deemed to be liquidated damages and not a penalty for such years.

(iii)                               The remedy set forth in this Section 17.3(e) shall be the exclusive remedy of Hoefer with respect to damages associated with AB’s obligations under Sections 6 and 7 hereof and any breach thereof, and such remedy shall be in lieu of any other damages or remedies to which Hoefer might otherwise be entitled with respect to AB’s breach of Sections 6 and 7.  The preceding will not limit Hoefer’s right to collect damages arising from breaches by AB of any provisions other than Sections 6 or 7 under this Agreement.

(iv)                              In the event that AB is required to and makes a payment of the Termination Amount to Hoefer pursuant to Section 17.3(e)(i), Hoefer shall, within ten (10) business days following the final day of Contract Year Three, pay to AB by wire transfer in immediately available funds to accounts as AB shall specify to Hoefer in writing, an amount equal to [OMITTED MATERIAL] of the aggregate sales by Hoefer of Equivalent Products (including, without limitation, to any customers of Hoefer, customers of AB or customers contemplated by Section 17.3(g)) after the effective date of termination through the final day of Contract Year Three (this calculation to be based on units of Equivalent Products sold by Hoefer during such period (excluding any and all returned units) multiplied by the transfer price applicable to the corresponding equivalent Products in effect under this Agreement during such period).

(f)  The termination of this Agreement shall not limit either party from pursuing any other remedies available to it, including injunctive relief, nor shall such termination relieve any party of its obligations to pay all amounts that accrued prior to such termination.

(g)  For at least two (2) years following the effective date of any termination, other than a termination by AB pursuant to Sections 17.1 or 17.2, AB will (i) inform its customers that any purchases of Equivalent Products after such termination date can be made from Hoefer (A) via a statement in each new catalogue published after such termination date, which statement includes Hoefer’s website address, (B) via a statement on AB’s website and on any website of its Affiliates  that included Products within six (6) months of the termination date which statement contains a hypertext link to Hoefer’s website and (C) verbally or in writing in response to any inquiry with respect to Products, and (ii) promptly deliver to Hoefer any purchase orders, inquiries or requests for quotations for Products received by AB or any of its Affiliates from any of their respective customers.

18.         Force Majeure.  Neither party shall be subject to any liability to the other party for failure to meet any of its obligations under this Agreement if such failure results from any of the following events: act of God, fire, explosion, perils of the sea, flood, draught, war, riot, sabotage, embargo, interruption of or delay in transportation, strike, compliance with any order, direction, request from any governmental agency or office; provided that financial inability in and of itself shall not be a “force majeure event”.  The party which shall be subject to any such event of force majeure shall, promptly upon the occurrence thereof, notify the other party of the occurrence of such event and shall, promptly upon the cessation thereof, notify the other party in writing of such cessation.

19.         Miscellaneous.

19.1                           Legal Compliance.  AB shall be responsible for compliance with any and all laws and regulations applicable to its use and distribution of Products, including without limitation U.S. laws and regulations pertaining to export control.

19.2                           Public Announcement.  Except as required by law (including without limitation applicable securities laws or stock exchange regulations), neither party will make any separate public announcement regarding this Agreement or any of the contents contained herein without the prior written consent of the other party.

19.3                           Audit Rights.

(a)  AB shall maintain accurate books and records of all sales of Products.  Upon reasonable notice to AB by Hoefer, and no more frequently than twice in any calendar year, AB shall make such books and records available to Hoefer, at AB’s place of business during normal business hours, to confirm compliance with this Agreement by AB.

(b)  Hoefer shall maintain accurate books and records of all sales of Products and Equivalent Products.  Upon reasonable notice to Hoefer by AB, and no more frequently than twice in any calendar year, Hoefer shall make such books and records available to AB, at Hoefer’s place of business during normal business hours, to confirm compliance with this Agreement by Hoefer.

19.4                           Severability.  In the event that any provision of this Agreement is found to be unenforceable, such provision will be reformed only to the extent necessary to make it enforceable or if such reform is not possible, stricken from this Agreement, and the remainder will continue in effect, to the extent consistent with the intent of the parties as of the Effective Date.

19.5                           Relationship of the Parties.  Nothing in this Agreement shall be construed to place AB and Hoefer in an agency, employment, franchise, joint venture, or partnership relationship.  Neither party will have the authority to obligate or bind the other in any manner, and nothing herein contained shall give rise or is intended to give rise to any rights of any kind to any third parties.  Neither party will represent to the contrary, either expressly, implicitly or otherwise.

19.6                           Governing Law.  ALL DISPUTES, CLAIMS OR CONTROVERSIES ARISING OUT OF THIS AGREEMENT, OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND SPECIFICALLY EXCLUDING FROM APPLICATION TO THIS AGREEMENT THE UNITED NATIONS CONVENTION ON THE INTERNATIONAL SALE OF GOODS.

19.7                           Dispute Resolution.

(a)  Except with respect to injunctive relief, which may be sought in a court of competent jurisdiction, as more specifically set forth below, all disputes, claims, or controversies arising out of or relating to this Agreement or any other agreement executed and delivered pursuant to this Agreement or the negotiation, validity or performance hereof and thereof or the transactions contemplated hereby and thereby that are not resolved by mutual agreement shall be resolved solely and exclusively by binding arbitration to be conducted before the American Arbitration Association or its successor.  The arbitration shall be held in New York, New York, and shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association unless specifically modified herein.  The number of arbitrators shall be three, chosen in accordance with this Section 19.7.  Each party shall appoint one arbitrator.  The arbitrators thus appointed shall choose the third arbitrator.  If within thirty (30) days such arbitrators have not agreed on the third arbitrator, then the third arbitrator shall be appointed by the appointing authority.  The American Arbitration Association shall be the appointing authority.

(b)  The parties covenant and agree that the arbitration shall commence within one hundred twenty (120) days of the date on which any party files a written demand for arbitration hereunder.  In connection with the arbitration proceeding, the arbitrators shall have the power to order the production of documents by each party and any third-party witnesses.  In addition, each party may take up to three (3) depositions as of right, and the arbitrators may in their discretion allow additional depositions upon good cause shown by the moving party.  However, the arbitrators shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each party shall provide to the other, no later than fifteen (15) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert.  All submissions and awards in relation to arbitration hereunder shall be made in English and all arbitration proceedings shall be conducted in English.  The arbitrators’ decision and award shall be made and delivered within six (6) months of the selection of the third arbitrator.  The arbitrators’ decision shall set forth a reasoned basis for any award of damages or finding of liability.  The arbitrators shall not have the power to award damages in excess of actual compensatory damages or liquidated damages provided for herein and shall not multiply actual or liquidated damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

(c)  The parties covenant and agree that they will participate in the arbitration in good faith, that they will share equally the fees and expenses of the American Arbitration Association and that they will each bear their own attorneys’ fees and expenses, except as otherwise provided herein.  The arbitrators may in their discretion assess costs and expenses (including the reasonable attorneys’ fees and expenses of the prevailing party) against any party to a proceeding.  Any party unsuccessfully refusing to comply with an order of the arbitrators shall be liable for costs and expenses, including attorneys’ fees, incurred by the other party in enforcing the order.

(d)  Each of the parties hereto irrevocably and unconditionally consents to the jurisdiction of the courts located in New York County in the State of New York for the purposes of enforcing the arbitration provisions of this Section 19.7.  Each party further irrevocably waives any objection to proceeding before any such courts based upon lack of personal jurisdiction or to the laying of the venue and further irrevocably and unconditionally waives any objection to proceeding before any such court on the grounds that it is an inconvenient forum.  Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given.  Each of the parties hereto agrees that its submission to jurisdiction and its consent to service of process by mail are made for the express benefit of the other parties hereto.

(e)  The failure or refusal of a party to submit to arbitration in accordance with this Section 19.7 shall be deemed a breach of this Agreement.  If a party seeks and secures judicial intervention requiring enforcement of this arbitration provision, such party shall be entitled to recover from the other party in such judicial proceeding all costs and expenses, including reasonable attorneys’ fees, that it was thereby required to incur.

(f)                                    The preceding notwithstanding, the parties may seek temporary or preliminary injunctive relief in a court of competent jurisdiction for the limited purpose of avoiding immediate and irreparable harm.  Any request for permanent injunctive relief (except when confirming an arbitral award that includes permanent injunctive relief) shall instead be directed solely to the arbitrators contemplated in this Section 19.7.  The prevailing party in any proceeding for temporary or preliminary injunctive relief shall be entitled to reimbursement of its reasonable attorneys’ fees and expenses incurred in connection therewith.

19.8                           Consent to Jurisdiction.  Solely for the purpose of allowing a party to enforce its indemnification rights hereunder, each of the parties hereby consents to personal jurisdiction, service of process and venue in the court in which a third party claim for which indemnification may be sought hereunder is properly brought against an indemnified party.

19.9                           Assignability; Binding Effect.  This Agreement shall be binding upon and enforceable by, and shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.  Neither party may assign any of its rights or obligations hereunder except as may be contemplated hereby or except with the prior written consent of the other party (which consent shall not be unreasonably withheld); provided that: (a) AB shall be entitled to assign any or all of its rights or obligations hereunder without obtaining prior written consent of Hoefer to (i) any of its Affiliates or (ii) any successor in interest in the event of a merger, a sale of all or substantially all of its assets (including all or substantially all of the assets to which this Agreement relates), a sale of a majority of its capital stock; (b) Hoefer shall be entitled to assign any or all of its rights and obligations hereunder without obtaining prior written consent of AB to (i) any of its Affiliates or (ii) any successor in interest in the event of a merger, a sale of all or substantially all of its assets(including all or substantially all of the assets to which this Agreement relates), or a sale of a majority of its capital stock; (c) AB shall be required to assign all of its rights and obligations hereunder to any successor in interest in the event of a sale of all or substantially all of its assets; and (d) Hoefer shall be required to assign all of its rights and obligations hereunder to any successor in interest in the event of a sale of all or substantially all of its assets (subject to Section 19.16); provided further that no assignment by AB pursuant to clause (a)(i) above or by Hoefer pursuant to clause (b)(i) above shall relieve the assigning party of any of its obligations hereunder; provided further that any such proposed assignee shall expressly assume all of the assigning party’s obligations under this Agreement by a writing delivered to the non-assigning party.  Notwithstanding clause (b)(ii) and (d) above, to the extent that the restrictions set forth in Section 2.4 regarding Hoefer’s engagement of any Restricted Distributor are still in effect, the consent of AB shall be required prior to the assignment by Hoefer of any rights or obligations hereunder to any Restricted Distributor.  Any attempted assignment, delegation or transfer in violation hereof shall be null and void.

19.10                     Notices.  All notices under this Agreement will be in writing and will reference this Agreement.  Notices will be deemed given when: (a) delivered personally; (b) sent by confirmed telex or facsimile; (c) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a commercial overnight carrier, with written verification of receipt.  All communications will be sent to the following addresses, or such subsequent address specified in writing by a party in accordance with this Section 19.10:

if to Hoefer:

Hoefer, Inc.
654 Minnesota Street
San Francisco, California 94107-0387
Attention: Hugh Douglas
Facsimile No.: (415) 920-4431

With copies to:

Harvard Bioscience, Inc.
84 October Hill Road
Holliston, MA 01746
Attention:  David Green, President
Facsimile No.: (508) 429-8478

and

Biochrom Ltd.
22 Cambridge Science Park
Cambridge, CB4 0FJ, United Kingdom
Attention: David Parr, Managing Director
Facsimile No.: (011) (44) 1223 427856

and

Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention:  H. David Henken, P.C.
Facsimile No.: (617) 523-1231

if to AB:

Amersham Biosciences Corp
800 Centennial Avenue
Piscataway, NJ 08855
Attention: General Counsel
Facsimile No.: (732) 457-8673

With a copy to :

Curtis, Mallet-Prevost, Colt & Mosle LLP
101 Park Avenue
New York, NY 10178
Attention: Eric Gilioli
Facsimile No.: (212) 697-1559

19.11                     No Waiver.  Failure by a party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

19.12                     Counterparts.  This Agreement may be executed in three or more counterparts, each of which will be deemed an original, but all of which will constitute but one and the same instrument.

19.13                     Headings.  The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

19.14                     Construction.  This Agreement has been negotiated by the parties and their respective counsel.  This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party.  The original of this Agreement has been written in English, and such version will be the governing version of the Agreement.  All notices, communications and discussions pertaining to this Agreement, whether oral or written, will be conducted in the English language, including any enforcement proceedings.

19.15                     Complete Agreement.  This Agreement, the Purchase Agreement and any other written and duly executed agreement entered into in connection therewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede and replace all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter, and shall prevail over any conflicting terms or conditions contained on printed forms submitted with purchase orders, invoices, sales acknowledgments or quotations.  This Agreement may not be modified or waived, in whole or part, except in writing and signed by an officer or duly authorized representative of both parties.

19.16                     Guarantee.  HBIO hereby guarantees to AB and its successors and assigns the full and timely performance of all obligations of Hoefer under this Agreement.  HBIO’s continuing guarantee under this Section 19.16 will automatically terminate upon any assignment of this Agreement by Hoefer in accordance with Section 19.9(b)(ii) to a company or entity with net assets (as indicated by its most recent fiscal year and balance sheet) greater than or equal to $10 million (the “Guarantee Threshold”).   For the avoidance of doubt, HBIO’s guarantee pursuant to this Section shall continue: (a) in the event that the assignee does not meet the Guarantee Threshold; and (b) with respect to any acts, omissions, obligations, breaches and liabilities arising or occurring prior to the assignment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their respective representatives thereunto duly authorized.

HOEFER, INC.

By:	/s/ David Green
Name: David Green
Title: President

[Signature page to Distribution Agreement]

Solely for the limited purpose of performing the obligations set forth in Section 19.16:

HARVARD BIOSCIENCE, INC.

By:	/s/ David Green
Name: David Green
Title: President

[Signature page to Distribution Agreement]

AMERSHAM BIOSCIENCES CORP

By:	/s/ Andrew Rackear
Name: Andrew Rackear
Title: President

[Signature page to Distribution Agreement]

EXECUTION COPY

Schedule 1
“Products and Price List”

TRANSFER PRICE USD$

27951	GD-2 VACUUM DRYER-HETO 115V	[OMITTED MATERIAL]
27952	GD-2 VACUUM DRYER-HETO 230V	[OMITTED MATERIAL]
28788	ARJAY DQ200 MODEL 1	[OMITTED MATERIAL]
28789	ARJAY DQ200 NEW LAMP	[OMITTED MATERIAL]
80600172	80600172 PROD SHT HE33 MINISUB	[OMITTED MATERIAL]
80600191	80600191 PROD SHT HE99X MAXSUB	[OMITTED MATERIAL]
80602357	SINGLE FILTER HOLDER, 25MM	[OMITTED MATERIAL]
80602376	3/16 DIA FOAM GASKET 100 CM “	[OMITTED MATERIAL]
80602452	UNIVERSAL RACK	[OMITTED MATERIAL]
80602471	PVC COLLECTION BOX	[OMITTED MATERIAL]
80602528	WEIGHT FOR 25MM RECT FLTR HLDR	[OMITTED MATERIAL]
80602566	VALVE, RECT FH, PINHOLE, LONG	[OMITTED MATERIAL]
80602604	SCREEN FOR 24 OR 25MM FLTR MAN	[OMITTED MATERIAL]
80602623	VACUUM GAUGE	[OMITTED MATERIAL]
80602642	HOSE CONNECTOR	[OMITTED MATERIAL]
80603022	ELECTRODE CAP REPLACEMENT	[OMITTED MATERIAL]
80603079	PORUS POLYETHYLNE.PLUG(100)	[OMITTED MATERIAL]
80603098	BLOTTING PAPER DISKS (100)	[OMITTED MATERIAL]
80603117	DISPOSABLE ELUTION TUBE (100)	[OMITTED MATERIAL]
80603193	PLASTIC REFL PLATE, 22X14 CM	[OMITTED MATERIAL]
80603668	GEL TUBES,5MMID,7MMOD,15CM (24	[OMITTED MATERIAL]
80603915	RACK FOR 3 LG HYB TUBES	[OMITTED MATERIAL]
80603934	*BUBBLE LEVEL\	[OMITTED MATERIAL]
80603953	LG.HYB.TUBE W/END CAPS 7.3 ID	[OMITTED MATERIAL]
80603972	*END CAP W/HOLES	[OMITTED MATERIAL]
80603991	*END CAP W/O HOLES, WHT	[OMITTED MATERIAL]
80604010	*SEALING O-RING	[OMITTED MATERIAL]
80604029	SEALING O-RINGS (100C)	[OMITTED MATERIAL]
80604048	*GREASE,0-RING	[OMITTED MATERIAL]
80604067	SMALL HYB TUBE W/CAPS 3.7CM ID	[OMITTED MATERIAL]
80604124	32 MM TUBE- SCREW CAP	[OMITTED MATERIAL]
80604238	TUBE- 80MM O/D- COMPLETE	[OMITTED MATERIAL]
80604276	TUBE - 44MM O/D COMPLETE	[OMITTED MATERIAL]
80604314	TUBE 3.2D X 20CM COMPLETE (4)	[OMITTED MATERIAL]
80604352	4-PLACE 32MM TUBE CARRIER	[OMITTED MATERIAL]
80604409	BUFFER CHAMBER ASSEMBLY ONLY	[OMITTED MATERIAL]
80604447	COMB, 12 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80604466	COMB, 12 WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80604485	COMB, 12 WELL, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80604504	COMB, 20 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]

1-i

TRANSFER PRICE USD$
80604523	COMB, 20 WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80604542	COMB, 20 WELL, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80604561	COMB, 30 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80604580	COMB, 30 WELL, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80604599	COMB, 36 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80604618	COMB, 36 WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80604637	COMB, 36 WELL, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80604656	BACK & 3 SCREWS FOR HE111 COMB	[OMITTED MATERIAL]
80604751	UVT GEL RUNNING TRAY 15X20CM	[OMITTED MATERIAL]
80604770	UVT GEL RUNNING TRAY 20X20CM	[OMITTED MATERIAL]
80604789	UVT GEL RUNNING TRAY 20X25CM	[OMITTED MATERIAL]
80604808	CASTING TRAY, 15X20CM	[OMITTED MATERIAL]
80604827	CASTING TRAY, 20X20CM	[OMITTED MATERIAL]
80604846	CASTING TRAY20X25CM	[OMITTED MATERIAL]
80604865	LID ASSEMBLY WITH POWER CABLES	[OMITTED MATERIAL]
80604884	GEL CASTING KIT, 15X20CM	[OMITTED MATERIAL]
80604903	GEL CASTING KIT, 20X20CM	[OMITTED MATERIAL]
80604922	GEL CASTING KIT, 20X25CM	[OMITTED MATERIAL]
80604979	BUFFER CHAMBER ASSEMBLY ONLY	[OMITTED MATERIAL]
80605017	CHAMBER ASSBLY	[OMITTED MATERIAL]
80605036	BACK & 2 SCREWS FOR HE31 COMB	[OMITTED MATERIAL]
80605055	SCREWS FOR HE31/91 COMB(12)	[OMITTED MATERIAL]
80605074	COMB, 12 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605093	COMB, 12 WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605112	COMB, 16 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605131	COMB, 16 WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605150	COMB, 8 WELL, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605169	COMB, 8-WELL, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605188	COMB, PREP, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605207	COMB, PREP, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605245	MINNIE GEL UNIT, 8 WELL 7X10CM	[OMITTED MATERIAL]
80605264	MINNIE GEL UNIT WITHOUT COMB	[OMITTED MATERIAL]
80605283	LID ASSEMBLY	[OMITTED MATERIAL]
80605302	BOTTOM FILL PLUG/FOR HE33 (H)	[OMITTED MATERIAL]
80605321	ELECTRODE REPLACE KIT FOR HE33	[OMITTED MATERIAL]
80605340	GEL RUNNING TRAY, UVT, 7X10 CM	[OMITTED MATERIAL]
80605359	GEL CASTING TRAY, 7X10 CM	[OMITTED MATERIAL]
80605378	GEL CASTING KIT, 7X10 CM	[OMITTED MATERIAL]
80605397	FOAM GASKET (HE47-10 CAST.KIT)	[OMITTED MATERIAL]
80605416	CHAMBER ASSEMBLY FOR HE99X	[OMITTED MATERIAL]
80605435	BACK & 2 SCREWS FOR HE91 COMBS	[OMITTED MATERIAL]
80605568	COMB,10 WELLS, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605587	COMB,10 WELLS, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80605606	COMB,15 WELLS, BACKLESS, 1.0MM	[OMITTED MATERIAL]

1-ii

TRANSFER PRICE USD$
80605625	COMB,15 WELLS, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605644	COMB, 15 WELL, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80605663	COMB,20 WELLS, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605682	COMB,20 WELLS, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605701	COMB,20 WELLS, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80605720	COMB,30 WELLS, BACKLESS, 1.0MM	[OMITTED MATERIAL]
80605758	PREP COMB, BACKLESS, 1.5MM	[OMITTED MATERIAL]
80605777	PREP COMB, BACKLESS, 3.0MM	[OMITTED MATERIAL]
80605815	RUNNING TRAY,NEW STYLE,15 X 10	[OMITTED MATERIAL]
80605834	RUNNING TRAY,NEW STYLE,15 X 15	[OMITTED MATERIAL]
80605853	RUNNING TRAY,NEW STYLE,15 X 20	[OMITTED MATERIAL]
80605967	ELECTRODE ASSEMBLY FOR HE950	[OMITTED MATERIAL]
80605986	CASTING TRAY,NEW STYLE,15 X 10	[OMITTED MATERIAL]
80606005	CASTING TRAY,NEW STYLE,15 X 15	[OMITTED MATERIAL]
80606024	CASTING TRAY,NEW STYLE,15 X 20	[OMITTED MATERIAL]
80606043	LID ASSEMBLY/CABLES FO HE99X	[OMITTED MATERIAL]
80606062	CASTING KIT,NEW STYLE,15 X 10	[OMITTED MATERIAL]
80606081	CASTING KIT,NEW STYLE,15 X15	[OMITTED MATERIAL]
80606100	CASTING KIT,NEW STYLE,15 X 20	[OMITTED MATERIAL]
80606119	FOAM SEALING GASKETS (4/PKG)	[OMITTED MATERIAL]
80606138	MAX HORIZ SUB UNIT-NEW VERSION	[OMITTED MATERIAL]
80606157	MAX HORIZ SUB W/CAST KIT/COMB	[OMITTED MATERIAL]
80606499	LOWER BUFFER CHAMBER	[OMITTED MATERIAL]
80606518	UPPER BUFFER CHAMBER	[OMITTED MATERIAL]
80606537	LID WITH POWER CABLES	[OMITTED MATERIAL]
80606556	ISO GAUGE, GEL TUBE POSITIONER	[OMITTED MATERIAL]
80607088	ADAPTER FOR 0.4 ML TUBES (6)	[OMITTED MATERIAL]
80607107	ADAPTER FOR 0.5 ML TUBE(6)	[OMITTED MATERIAL]
80607297	****PLASTIC STIRRING PLATFORM	[OMITTED MATERIAL]
80607715	LAMP WHITE 36W	[OMITTED MATERIAL]
80607734	PHOTOMAN DIRECT COPY CAMERA	[OMITTED MATERIAL]
80607753	HOOD ONLY, 8X10 (UVTM: 10-40)	[OMITTED MATERIAL]
80607772	**HOOD & LARGE SHIELD 8X10CM	[OMITTED MATERIAL]
80607829	HOOD/SHIELD 10X12 (UVTM:10-15)	[OMITTED MATERIAL]
80607848	HOOD ONLY 10X12 (UVTM: 10-40)	[OMITTED MATERIAL]
80607905	HOOD/SHIELD 15/20 (UVTM:19-40)	[OMITTED MATERIAL]
80607924	HOOD ONLY 15X20CM	[OMITTED MATERIAL]
80607943	****HOOD W/ADAPTORS,35MM15X20C	[OMITTED MATERIAL]
80607981	HOOD/SHIELD 17X23 (UVTM:25-40)	[OMITTED MATERIAL]
80608000	HOOD ONLY 17X23 (UVTM: 25-40)	[OMITTED MATERIAL]
80608038	HOOD/SHIELD 23/30 (UVTM:25-40)	[OMITTED MATERIAL]
80608057	HOOD ONLY 23/30 (UVTM:25-40)	[OMITTED MATERIAL]
80608114	FILM B&W 3X4 3000/36 (20) 36	[OMITTED MATERIAL]
80608133	TIFFIN#15 FILTR.DNA/RNA(PHC34)	[OMITTED MATERIAL]

1-iii

TRANSFER PRICE USD$
80608152	TIFFIN#9 FILTER PROTEIN(PHC34)	[OMITTED MATERIAL]
80608171	TIFFIN#58 FILTER;SILVER STAIN	[OMITTED MATERIAL]
80608209	VIALS, GLASS, 30 ML (12)	[OMITTED MATERIAL]
80608228	VIAL, COVER, 30 ML	[OMITTED MATERIAL]
80608266	ISOPRIME VIAL RACK	[OMITTED MATERIAL]
80608285	STIR BARS, 0.75 IN STAR (4)	[OMITTED MATERIAL]
80608304	PUMP TUBING 2.79 MM ID (8)	[OMITTED MATERIAL]
80608342	NUMBERED TUBING CLIPS	[OMITTED MATERIAL]
80608361	FILTERS GFID, 4.7 CM, 100/BOX	[OMITTED MATERIAL]
80608380	MEMBRANE CASTING CHAMBER,DUAL	[OMITTED MATERIAL]
80608399	COVER GLASS FOR CASTER (8)	[OMITTED MATERIAL]
80608798	MGTY SML DECAPROBE UNIT	[OMITTED MATERIAL]
80608817	SILICONE SEAL GASKET, SLOTTED	[OMITTED MATERIAL]
80608836	SILICONE SEAL GASKET , SOLID	[OMITTED MATERIAL]
80608855	TEFLON SCREWS (4)	[OMITTED MATERIAL]
80609064	DRIVE BELT(PR70)RED ROTOR REPL	[OMITTED MATERIAL]
80609083	MOTOR FOR PR70 (BODINE)	[OMITTED MATERIAL]
80609102	BRUSHES,FOR PR50/70 SINCE 1988	[OMITTED MATERIAL]
80609140	BRUSHES, FOR PR50/55 PRE 9/88	[OMITTED MATERIAL]
80609159	MOTOR FOR PR50 (BODINE)	[OMITTED MATERIAL]
80609178	115V CIRCUIT BOARD, REPLCMNT	[OMITTED MATERIAL]
80609197	230V CIRCUIT BOARD, REPLCMNT	[OMITTED MATERIAL]
80609235	2ND TRAY W/POSTS 29X29CM	[OMITTED MATERIAL]
80609292	TRAY,1ST TIER RPLCMNT FOR PR50	[OMITTED MATERIAL]
80609311	TRAY LINER,29x29CM RPLCMNT	[OMITTED MATERIAL]
80609330	*MOTOR BRUSHES-OLD(SER # HSIJ)	[OMITTED MATERIAL]
80609349	SNAP RINGS	[OMITTED MATERIAL]
80609406	PR56 2ND TIER ROCKER TRAY 50CM	[OMITTED MATERIAL]
80609444	TOP BLOCK, REPLACEMENT	[OMITTED MATERIAL]
80609463	MIDDLE BLOCK, REPLACEMENT	[OMITTED MATERIAL]
80609482	BOTTOM BLOCK, REPLACEMENT	[OMITTED MATERIAL]
80609501	0-RING, SLOTBLOT RPLCMNT (4)	[OMITTED MATERIAL]
80609520	SCREW ,SHORT,PR600 RPLCMNT (4)	[OMITTED MATERIAL]
80609539	MEMBRANE TEMPLATE	[OMITTED MATERIAL]
80609558	SLOTBLOT, 48 SLOTS	[OMITTED MATERIAL]
80609577	TOP BLOCK, REPLMNT FOR PR648	[OMITTED MATERIAL]
80609596	MIDDLE BLOCK, RPLMNT FOR PR648	[OMITTED MATERIAL]
80609615	BOTTOM BLOCK,REPLMNT FOR PR648	[OMITTED MATERIAL]
80609634	O-RING, RPLCMENT FOR PR648	[OMITTED MATERIAL]
80609653	SCREWS, RPLCMNT FOR PR648 (6)	[OMITTED MATERIAL]
80609672	MEMBRANE TEMPLATE FOR PR648	[OMITTED MATERIAL]
80609729	TRAY ORBITAL SHAKER,25X35 CM	[OMITTED MATERIAL]
80609748	TRAY LINER, 25X35CM RPLCMNT	[OMITTED MATERIAL]
80609767	TRAY, RED ROTOR SHAKER, 50X50	[OMITTED MATERIAL]

1-iv

TRANSFER PRICE USD$
80609786	TRAY LINER, 50X50CM RPLCMNT	[OMITTED MATERIAL]
80610508	ADAPTOR,SLEEVED 2MM M/4MM F(2)	[OMITTED MATERIAL]
80610527	ADAPTER KIT 4MM FIXED SLEEVE	[OMITTED MATERIAL]
80610603	POWER CORD, DETACHABLE	[OMITTED MATERIAL]
80610641	POWER CORD,DETACHABLE,15A,115V	[OMITTED MATERIAL]
80610679	FUSE .25A/250V SB 3AG (5)	[OMITTED MATERIAL]
80610698	FUSE .25A/250V SB 5X20 (5)	[OMITTED MATERIAL]
80610736	FUSE .375A/250V SB 2AG (3)	[OMITTED MATERIAL]
80610774	FUSE .5A/250V FB 3AG (5)	[OMITTED MATERIAL]
80610812	FUSE .5A/250V SB 5X20 (5)	[OMITTED MATERIAL]
80610831	FUSE .8A/250V FB 5X20 (5)	[OMITTED MATERIAL]
80610869	FUSE 1.6A/250V SB 5X20 (5)	[OMITTED MATERIAL]
80610926	FUSE 12A/250V FB 3AG (5)	[OMITTED MATERIAL]
80610945	FUSE 1A/250V FB 5X20 (5)	[OMITTED MATERIAL]
80610964	FUSE 1A/250V SB 3AG (5)	[OMITTED MATERIAL]
80610983	FUSE 1A/250V SB 15X20 (5)	[OMITTED MATERIAL]
80611002	FUSE 2.5A/250V SB 3AG (5)	[OMITTED MATERIAL]
80611021	FUSE 2.5A/250V SB 5X20 (5)	[OMITTED MATERIAL]
80611040	FUSE 2A/250V F 5X20 (5/PK)	[OMITTED MATERIAL]
80611059	FUSE 3A/250V FB 3AG (5)	[OMITTED MATERIAL]
80611078	FUSE 3A/250V FB 5X20 (5)	[OMITTED MATERIAL]
80611116	FUSE 3A 250V 5 X 20 MM SB 5PK	[OMITTED MATERIAL]
80611192	FUSE 5A/250V FB 5X20 (3)	[OMITTED MATERIAL]
80611230	FUSE 5A/250V SB 5x20 (5)	[OMITTED MATERIAL]
80611268	FUSE 6.3A/250V SB 5X20 (5)	[OMITTED MATERIAL]
80611420	PUMP HEAD/DIAPHRAM, PV100	[OMITTED MATERIAL]
80611496	QUICKFIT FEMALE CONNECTOR,1/4	[OMITTED MATERIAL]
80611515	QUICKFIT FEMALE CONNECTOR,3/8	[OMITTED MATERIAL]
80611553	QUICKFIT MALE CONNECTOR, 3/8 “	[OMITTED MATERIAL]
80611629	PLATE MATE WASH SYS	[OMITTED MATERIAL]
80611648	LONG PLATE ADAPTOR FOR SE100	[OMITTED MATERIAL]
80611667	PLATE HOLDER W/HANDLE	[OMITTED MATERIAL]
80611762	FILTER PAPER,35x44CM (25)	[OMITTED MATERIAL]
80611781	POROUS CELLOPHANE (50)	[OMITTED MATERIAL]
80611800	SILICONE RUBBER SHEET	[OMITTED MATERIAL]
80611819	MYLAR SHEET	[OMITTED MATERIAL]
80611838	POROUS POLYETHYLENE SHEET	[OMITTED MATERIAL]
80611857	STAINLESS SCREEN	[OMITTED MATERIAL]
80611971	PCB ASSY.FOR SE1160-115V 1990+	[OMITTED MATERIAL]
80611990	PCB ASSY FOR SE1160-230V 1990+	[OMITTED MATERIAL]
80612009	TIMER,4HR 115V/SE1150/1160	[OMITTED MATERIAL]
80612028	TIMER, 4 HR, 230V/SE1150/1160	[OMITTED MATERIAL]
80612085	REPAIR KIT 115V: SE1150,SE1160	[OMITTED MATERIAL]
80612104	REPAIR KIT 230V: SE1150/SE1160	[OMITTED MATERIAL]

1-v

TRANSFER PRICE USD$
80612199	PRECUT CELLOPHAN SHEET(50)	[OMITTED MATERIAL]
80612218	PRECUT MYLAR SHEETS (25)	[OMITTED MATERIAL]
80612256	O-RING SEAL FOR GEL FRAME	[OMITTED MATERIAL]
80612275	BLACK QUARTER TURN KNOB(10)	[OMITTED MATERIAL]
80612313	OUTER FRAME W/ 1/4 TURN CLAMPS	[OMITTED MATERIAL]
80612332	INNER FRAME WITH O-RING SEAL	[OMITTED MATERIAL]
80612465	MYLAR SEALING TAPE - 216 FT	[OMITTED MATERIAL]
80612560	COMB, 32 WELL, .25MM	[OMITTED MATERIAL]
80612579	COMB, 32 WELL, .35MM	[OMITTED MATERIAL]
80612750	FOAM TABS (20)	[OMITTED MATERIAL]
80612769	BULLDOG BINDER CLIPS (12)	[OMITTED MATERIAL]
80612788	WONDER WEDGE” PLASTIC WEDGE “	[OMITTED MATERIAL]
80612940	GLASS PLATE SET FOR SE1600	[OMITTED MATERIAL]
80612997	CLAMP ASSEMBLIES (2)	[OMITTED MATERIAL]
80613035	UPPER BUFFER CHAMBER ASSEMBLY	[OMITTED MATERIAL]
80613054	ALUMINUM PLATE (SE1600)	[OMITTED MATERIAL]
80613073	LID W/ CABLES & CONNECTORS	[OMITTED MATERIAL]
80613567	WAX PAPER FOR SE215/275 (100)	[OMITTED MATERIAL]
80613605	NOTCHED GLASS PLATE,10X8CM (5)	[OMITTED MATERIAL]
80613643	ALUMINA PLATES, 10 X 8 CM (10)	[OMITTED MATERIAL]
80613681	RECTGLR.GLASS PLTS 10X8CM (10)	[OMITTED MATERIAL]
80613719	FOAM GASKET, 61CM X 4.5MM OD	[OMITTED MATERIAL]
80613738	FILLER PLUG SET FOR SE215	[OMITTED MATERIAL]
80613795	T SPACERS 8CM X .75MM (2)	[OMITTED MATERIAL]
80613814	T SPACERS 8CM X 1.0MM (2)	[OMITTED MATERIAL]
80613833	T SPACERS 8CM X 1.5MM (2)	[OMITTED MATERIAL]
80613871	COMB, SPINELESS, 10 WELL, .75	[OMITTED MATERIAL]
80613890	COMB, SPINELESS, 10 WELL,1.0MM	[OMITTED MATERIAL]
80613909	COMB, SPINELESS, 10 WELL, 1.5	[OMITTED MATERIAL]
80613947	COMB, SPINELESS,15 W,0.75	[OMITTED MATERIAL]
80613966	COMB, SPINELESS, 15 WELL,1.0MM	[OMITTED MATERIAL]
80613985	COMB, SPINELESS, 15 WELL, 1.5	[OMITTED MATERIAL]
80614004	MICROTITER COMB,18 WELL,1.0 MM	[OMITTED MATERIAL]
80614023	COMB, SPINELESS, 5 WELL, .75MM	[OMITTED MATERIAL]
80614042	COMB, SPINELESS, 5 WELL, 1.0MM	[OMITTED MATERIAL]
80614061	COMB, SPINELESS,5 W.,1.5MM	[OMITTED MATERIAL]
80614080	MICROTITER COMB,9 WELL,1.0 MM	[OMITTED MATERIAL]
80614156	COMB, SPINELESS REFERENCE, .75	[OMITTED MATERIAL]
80614175	COMB,SPINELESS REFERENCE,1.0MM	[OMITTED MATERIAL]
80614194	COMB, SPINELESS REFERENCE, 1.5	[OMITTED MATERIAL]
80614213	WELL-LOCATING DECAL (2)	[OMITTED MATERIAL]
80614232	FILLER SHEETS SE215/275(5)	[OMITTED MATERIAL]
80614251	10-PLACE CASTER FOR SE250 GELS	[OMITTED MATERIAL]
80614270	LWR BUFF CHMBR SE200/280	[OMITTED MATERIAL]

1-vi

TRANSFER PRICE USD$
80614346	SPACE-SAVER FOR SE215 & SE275	[OMITTED MATERIAL]
80614365	FACE PLATE FOR SE215/275	[OMITTED MATERIAL]
80614555	WAX PAPER FOR SE235(100)	[OMITTED MATERIAL]
80614574	CLIPS WITH SCREWS (2)	[OMITTED MATERIAL]
80614593	FILLER SHEETS FOR SE235(5)	[OMITTED MATERIAL]
80614612	4-PLACE CASTER FOR SE260 GELS	[OMITTED MATERIAL]
80614631	SPACE-SAVER FOR SE235 GEL CSTR	[OMITTED MATERIAL]
80614650	MIGHTY SMALL DUAL GEL CASTER	[OMITTED MATERIAL]
80614669	SEALING GASKET SET (TWO PAIR)	[OMITTED MATERIAL]
80614707	CASTING CLAMP ASSEMBLY	[OMITTED MATERIAL]
80614745	MIGHTY SMALL II FOR 8Z7CM GELS	[OMITTED MATERIAL]
80614783	LONG RED SPRINGCLAMP (4)	[OMITTED MATERIAL]
80614802	SHORT RED SPRINGCLAMPS (4)	[OMITTED MATERIAL]
80614840	UPR BUFR CHMBR (NEW TYPE)SE250	[OMITTED MATERIAL]
80614859	LOWER BUFFER CHAMBER FOR SE250	[OMITTED MATERIAL]
80614878	DEEP LOWER BUFFER CHAMBER	[OMITTED MATERIAL]
80614916	LID W/CABLES FOR SE 250	[OMITTED MATERIAL]
80614935	MIGHTY SMALL II FOR 8X9CM GELS	[OMITTED MATERIAL]
80614992	T SPACER PVC GRAY .75x105MM(2)	[OMITTED MATERIAL]
80615011	T SPACERS PVC WHITE 1x105MM(2)	[OMITTED MATERIAL]
80615030	T SPACER PVC GRAY 1.5x105MM(2)	[OMITTED MATERIAL]
80615049	NOTCHD GLASS PLATS 10x10CM (5)	[OMITTED MATERIAL]
80615068	NOTCHD ALUMINA PLT 10X10CM (5)	[OMITTED MATERIAL]
80615087	RECT. GLASS PLATES 10x10CM (5)	[OMITTED MATERIAL]
80615106	4-PLACE CASTER FOR SE250 GELS	[OMITTED MATERIAL]
80615144	FILLER PLUG SET SE235/275/295	[OMITTED MATERIAL]
80615220	SPACERS T-SHAPE 12CM X.75MM(2)	[OMITTED MATERIAL]
80615239	SPACERS T-SHAPE 12CM X1.0MM(2)	[OMITTED MATERIAL]
80615258	SPACERS T-SHAPE 12CM X1.5MM(2)	[OMITTED MATERIAL]
80615315	NTCHD ALUMNA PLATE 10X12CM (2)	[OMITTED MATERIAL]
80615334	RCTNGLR GLSS PLATE,10X12CM (5)	[OMITTED MATERIAL]
80615353	UPPER BUFFER CHAMBER FOR SE280	[OMITTED MATERIAL]
80615372	LID WITH CABLES FOR SE280	[OMITTED MATERIAL]
80615467	FACEPLATE FOR SE295	[OMITTED MATERIAL]
80615524	STURDIER,15W 1.5MM CMB,SP,	[OMITTED MATERIAL]
80615543	SLOTTED GASKET GRAY (LONG) (1)	[OMITTED MATERIAL]
80615562	BLANK GASKET FOR CASTING STAND	[OMITTED MATERIAL]
80615657	LOWER BUFFER CHAMBER	[OMITTED MATERIAL]
80615676	CAST STND ASEM, LWR BFR CH	[OMITTED MATERIAL]
80615695	UPPER BUFFER CHAMBER	[OMITTED MATERIAL]
80615714	LID WITH ELECTRODES	[OMITTED MATERIAL]
80615733	LID W/ELECTRDS/24CM/FOR SE410	[OMITTED MATERIAL]
80615999	COMB, 10 WELL, .75MM	[OMITTED MATERIAL]
80616018	COMB, 10 WELL, 1.0MM	[OMITTED MATERIAL]

1-vii

TRANSFER PRICE USD$
80616037	COMB, 10 WELL, 1.5MM	[OMITTED MATERIAL]
80616113	COMB, 15 WELL, .75MM	[OMITTED MATERIAL]
80616132	COMB, 15WELL, 1.0MM	[OMITTED MATERIAL]
80616151	COMB, 15 WELL, 1.5MM	[OMITTED MATERIAL]
80616170	COMB, 20 WELL, .75MM	[OMITTED MATERIAL]
80616189	COMB, 20WELL, 1.0MM	[OMITTED MATERIAL]
80616208	COMB, 20 WELL, 1.5MM	[OMITTED MATERIAL]
80616227	COMB, 28 WELL, .75MM/15MM DEEP	[OMITTED MATERIAL]
80616246	COMB, 28 WELL, 1.0MM/15MM DEEP	[OMITTED MATERIAL]
80616265	COMB, 28 WELL, 1.5MM/15MM DEEP	[OMITTED MATERIAL]
80616322	COMB BACK,ADJUST,10&15MM	[OMITTED MATERIAL]
80616341	COMB W/ADJ BACK/DUAL REF/.75MM	[OMITTED MATERIAL]
80616360	COMB W/ADJ BACK/DUAL REF.	[OMITTED MATERIAL]
80616379	COMB W/ADJ BACK/DUAL REF/1.5MM	[OMITTED MATERIAL]
80616417	COMB W/ADJ BACK/REFERENCE/.75	[OMITTED MATERIAL]
80616436	COMB W/ADJ BACK/REFERENCE/1.0	[OMITTED MATERIAL]
80616455	COMB W/ADJ BACK/REFERENCE/1.5	[OMITTED MATERIAL]
80616968	FILTER PAPER (25)	[OMITTED MATERIAL]
80616987	POROUS CELLOPHANE (50)	[OMITTED MATERIAL]
80617196	VERT SLAB, 15W 1.5 CMB,SP	[OMITTED MATERIAL]
80617329	CLAMP ASSY UNIVERSAL 16CM (2)	[OMITTED MATERIAL]
80617348	CLAMP THUMBSCREW UNIVERSAL(12)	[OMITTED MATERIAL]
80617367	UNIVERSAL CLMP(4) & CAM(8) KIT	[OMITTED MATERIAL]
80617424	CAMS,BLACK,LONG (NEW) (4)	[OMITTED MATERIAL]
80617443	SLOTTED GASKET GRAY (LONG) (2)	[OMITTED MATERIAL]
80617462	BLANK GASKETS (2)	[OMITTED MATERIAL]
80617500	GEL CASTING STAND +GASKETS	[OMITTED MATERIAL]
80617519	BUFFER DAM	[OMITTED MATERIAL]
80617633	UPPER BUFFER CHAMBER	[OMITTED MATERIAL]
80617652	LID WITH CABLES	[OMITTED MATERIAL]
80617709	HIGH VOLTAGE LEAD SET	[OMITTED MATERIAL]
80617728	GROMMETS (4)	[OMITTED MATERIAL]
80617747	BANANA PLUG 4MM GOLD W/WASHERS	[OMITTED MATERIAL]
80617899	SE6102 GLASS PLATES (PR)	[OMITTED MATERIAL]
80617918	DIVIDER GLASS PLATE,18X16CM(1)	[OMITTED MATERIAL]
80617994	SPAC 1CM X 16CM 1.0MM (2)	[OMITTED MATERIAL]
80618013	SPACERS 1CM X 16CM X 1.5MM (2)	[OMITTED MATERIAL]
80618051	SPAC 2CM X 16CM X .75MM(2)	[OMITTED MATERIAL]
80618070	SPACERS 2CM X 16CM 1.0MM (2)	[OMITTED MATERIAL]
80618089	SPAC 2CM X 16CM X 1.5MM(2)	[OMITTED MATERIAL]
80618165	SPACER-MATE, SE400/600/700 (3)	[OMITTED MATERIAL]
80618184	ACRYLIC BLOCK,11MM THICK,18X16	[OMITTED MATERIAL]
80618241	POLYCARB FILLER SHEETS (5)	[OMITTED MATERIAL]
80618260	WAXED PAPER, 100 SHEETS	[OMITTED MATERIAL]

1-viii

TRANSFER PRICE USD$
80618279	MULT CAST, 18X16CM W/GLS PLTS	[OMITTED MATERIAL]
80618298	LOWER BUFFER CHAMBER	[OMITTED MATERIAL]
80618374	HEAT EXCHANGER FOR SE600,SE660	[OMITTED MATERIAL]
80618393	GLASS TUBE WITH 2 GROMMETS	[OMITTED MATERIAL]
80618431	PLUG, FILLER, FOR SE615	[OMITTED MATERIAL]
80618469	GLASS PLATES 18 X 32CM (2)	[OMITTED MATERIAL]
80618659	GLASS PLATES, 18X8CM (2)	[OMITTED MATERIAL]
80618678	DIVIDER PLATE, 18 X 8 CM	[OMITTED MATERIAL]
80618735	CLAMP ASSY 8CM UNIVERSAL	[OMITTED MATERIAL]
80618773	SPACERS 2CM X 8CM X.75MM (2)	[OMITTED MATERIAL]
80618792	SPACERS 2CM X 8CM 1.0MM (2)	[OMITTED MATERIAL]
80618811	SPACERS 2CM X 8CM X1.5MM (2)	[OMITTED MATERIAL]
80618982	BASIC SLAB,14X24GEL,NO C&S	[OMITTED MATERIAL]
80619001	GLASS PLATES 18 X 24CM (2)	[OMITTED MATERIAL]
80619020	DIVIDER GLASS PLATE, 18X24CM	[OMITTED MATERIAL]
80619058	SPACERS 2CM X 24CM X .75MM (2)	[OMITTED MATERIAL]
80619077	SPACERS 2CM X 24CM X 1.0MM (2)	[OMITTED MATERIAL]
80619096	SPACERS 2CM X 24CM X 1.5MM (2)	[OMITTED MATERIAL]
80619115	LOWER BUFFER CHMBR FOR SE660	[OMITTED MATERIAL]
80619134	GEL CASTER, 1-4 16CM GELS	[OMITTED MATERIAL]
80619191	SILICONE FILLER PLUG SET/SE675	[OMITTED MATERIAL]
80619419	LEVEL	[OMITTED MATERIAL]
80619609	GRADIENT MAKER, 100 ML	[OMITTED MATERIAL]
80619628	STOPCOCK FOR SG5/50/30/15	[OMITTED MATERIAL]
80619647	STOPCOCK, DELIVERY SG100	[OMITTED MATERIAL]
80619685	WHITE OUTLET FITTING,APPRX 4MM	[OMITTED MATERIAL]
80619704	STOPCOCK, CONNECTOR SG100	[OMITTED MATERIAL]
80619761	GRADIENT MAKER, 15 ML	[OMITTED MATERIAL]
80619780	GRADIENT MAKER, 30 ML	[OMITTED MATERIAL]
80619799	GRADIENT MAKER, 50 ML	[OMITTED MATERIAL]
80619818	GRADIENT MAKER, 500 ML	[OMITTED MATERIAL]
80619837	PUSH-PULL VALVE,RPLMT,500-2000	[OMITTED MATERIAL]
80619856	PUSH-PULL VALVE,FOR SALT GRDNT	[OMITTED MATERIAL]
80620426	MIGHTY SMALL TRANSPHOR	[OMITTED MATERIAL]
80620445	ELECTRODE PANEL	[OMITTED MATERIAL]
80620464	GEL CASSETTE W/ FOAM SPONGES	[OMITTED MATERIAL]
80620502	FOAM SPONGES,1/4 THICK (PK4) “	[OMITTED MATERIAL]
80620521	FOAM SPONGES, 1/8 THICK (4) “	[OMITTED MATERIAL]
80620540	BLOTTING PAPER, 9X10.5CM (50)	[OMITTED MATERIAL]
80620559	LWR CHAMBER/HEAT EXCHANGER	[OMITTED MATERIAL]
80620578	LID WITH CABLES	[OMITTED MATERIAL]
80620597	TRANSPHOR UNIT +2 CASSETTES	[OMITTED MATERIAL]
80620616	TE43BK PK ELECTRODE- BLACK	[OMITTED MATERIAL]
80620635	TE43GY PK ELECTRODE - GREY	[OMITTED MATERIAL]

1-ix

TRANSFER PRICE USD$
80620654	TE44H PK HINGED CASSETTE W/SPO	[OMITTED MATERIAL]
80620673	DACRON SPONGES (2)	[OMITTED MATERIAL]
80620692	FOAM SPONGES, 1/4THICK (4)”	[OMITTED MATERIAL]
80620711	FOAM SPONGES, 1/8THICK (4)”	[OMITTED MATERIAL]
80620730	BLOTTER PAPER,14.5x21.5CM (50)	[OMITTED MATERIAL]
80620749	HEAT EXCHANGER	[OMITTED MATERIAL]
80620768	STANDARD PLASTIC LID W/CABLES	[OMITTED MATERIAL]
80620939	BUFFER CHAMBER FOR TE42/TE52	[OMITTED MATERIAL]
80620958	TRANSPHOR +4 CASSETTES& COOLER	[OMITTED MATERIAL]
80621015	BUFFER CHAMBER W/HEAT EXCHANGR	[OMITTED MATERIAL]
80621034	SEMIPHOR TRANSPHOR UNIT	[OMITTED MATERIAL]
80621053	POROUS CELLOPHANE, 50 SHEETS	[OMITTED MATERIAL]
80621072	SMALL MYLAR MASK, SOLID (4)	[OMITTED MATERIAL]
80621129	BLOT.PAPER(TE70)20X25GELS (25)	[OMITTED MATERIAL]
80621167	BLOTTER PAPER,14X16CM(25)	[OMITTED MATERIAL]
80621186	LARGE SEMIPHOR TRANSPHOR UNIT	[OMITTED MATERIAL]
80621205	MYLAR MASK	[OMITTED MATERIAL]
80621281	VACUUM SEAL, SOLID	[OMITTED MATERIAL]
80621604	INSTRUCTIONS TKO100	[OMITTED MATERIAL]
80621832	SEALING COMPOUND/CAP TUBES (6)	[OMITTED MATERIAL]
80621889	HEX KEY & 4 CAP CUVETTE SCREWS	[OMITTED MATERIAL]
80622231	MINI UV CROSSLINKER 115V	[OMITTED MATERIAL]
80622250	MINI UV CROSSLINKER 230V	[OMITTED MATERIAL]
80622269	UVLL-15 UV LAMP 365NM 15	[OMITTED MATERIAL]
80622288	LAMP UV 15W 300NM	[OMITTED MATERIAL]
80622307	UV LAMP 300NM 6 WATT,UVTM-10	[OMITTED MATERIAL]
80622326	LAMP UV 8W 300NM	[OMITTED MATERIAL]
80622345	LAMP UV 15W 254NM	[OMITTED MATERIAL]
80622364	LAMP UV 8W 254NM	[OMITTED MATERIAL]
80622402	RK UV BLK ASSY UTM19,20,25,40R	[OMITTED MATERIAL]
80622421	WORK SURFACE UV TRANSPARENT	[OMITTED MATERIAL]
80622478	MACROVUE UV-25 115V	[OMITTED MATERIAL]
80622497	MACROVUE UV-25 230V	[OMITTED MATERIAL]
80622516	MACROVUE UVIS-20 115V	[OMITTED MATERIAL]
80622535	MACROVUE UVIS-20 230V	[OMITTED MATERIAL]
80622592	RK VALVE(4X)DIAPHRAGM(2X) KIT	[OMITTED MATERIAL]
80622611	VACUUM TUBING 8mm ID 3 METERS	[OMITTED MATERIAL]
80622630	RED OUTLET FITTINGS (4)	[OMITTED MATERIAL]
80622687	HOECHST 33258 DYE, 100 MG	[OMITTED MATERIAL]
80622706	CALF THYMUS DNA STANDARD	[OMITTED MATERIAL]
80622725	4-METHYLUMBELLIFERONE, 100 MG	[OMITTED MATERIAL]
80622744	GLASS FLUOROMETRY CUVETTE	[OMITTED MATERIAL]
80622763	CAPILLARY ADAPTER KIT	[OMITTED MATERIAL]
80622782	CAPILLARY TUBES 10 UL, 100/PK	[OMITTED MATERIAL]

1-x

TRANSFER PRICE USD$
80622801	CAPILLARY TUBES 100 UL, 100/PK	[OMITTED MATERIAL]
80622820	CAPILLARY TUBES,50 UL, 100/PK	[OMITTED MATERIAL]
80622839	QUARTZ CAPILLARY CUVETTE KIT	[OMITTED MATERIAL]
80622858	CAPILLARY TUBE,GLASS,250/PKG	[OMITTED MATERIAL]
80622896	RK DQ200-LAMP ASSEMBLY	[OMITTED MATERIAL]
80622915	RK DQ200 PCB ASSEMBLY	[OMITTED MATERIAL]
80622934	RK DQ200 OPTICS REPAIR	[OMITTED MATERIAL]
80622953	RK DQ200 LID ASSEMBLY	[OMITTED MATERIAL]
80622972	RK DQ200 FUSE REPAIR	[OMITTED MATERIAL]
80623010	POWER CORD,DETACHABLE,10A,230V	[OMITTED MATERIAL]
80623124	INSTRUCTIONS - DYNA QUANT 200	[OMITTED MATERIAL]
80623143	QUICK REFERENCE CARD- DQ200	[OMITTED MATERIAL]
80623162	QUICK REFERENCE CARD-DQ120	[OMITTED MATERIAL]
80623181	QUICK REFERENCE CARD- DQ130	[OMITTED MATERIAL]
80623200	INSTRUCTIONS DQ120	[OMITTED MATERIAL]
80623219	INSTRUCTIONS DQ130	[OMITTED MATERIAL]
80623257	WIRE,PLATINUM, 0.01 OD, 72 IN	[OMITTED MATERIAL]
80623276	WIRE,PLATINUM,0.01 OD,36 IN.	[OMITTED MATERIAL]
80623390	SHAFT-SHAKE,SS PR70	[OMITTED MATERIAL]
80623485	DATA LOGGER GS365W/GS370	[OMITTED MATERIAL]
80623542	CABLE ASSY GS365W SIGNAL	[OMITTED MATERIAL]
80623846	FUSE .4A,250V,SB 5/PKG	[OMITTED MATERIAL]
80623865	FUSE .8A, 250V, SB 5/PKG	[OMITTED MATERIAL]
80623903	INSTRUCTIONS SE6035-1.5	[OMITTED MATERIAL]
80623941	QUICK REF CARD SE600	[OMITTED MATERIAL]
80623960	INSTRUCTIONS - SE400/410/420	[OMITTED MATERIAL]
80624055	PLG MALE 2MM SAFETY RD&BK PR	[OMITTED MATERIAL]
80624511	MACROVUE UV-20 115V	[OMITTED MATERIAL]
80624530	MACROVUE UV-20 230V	[OMITTED MATERIAL]
80624568	INSTRUCTIONS TE22	[OMITTED MATERIAL]
80625252	PERFORMANCE VALIDATION KIT	[OMITTED MATERIAL]
80625290	KIT CLAMP - TE80	[OMITTED MATERIAL]
80625309	KIT GASKET- TE80	[OMITTED MATERIAL]
80625328	KIT COUPLING BODY W/SHUTOFF	[OMITTED MATERIAL]
80625347	KIT SEALING RIM- TE80	[OMITTED MATERIAL]
80625537	RK SE400 LEVELING FASTENER	[OMITTED MATERIAL]
80625575	RK HE100/120 ELECTRODE HDWR	[OMITTED MATERIAL]
80625594	FUSE 2A 250V 5X20MM SB 5PK	[OMITTED MATERIAL]
80625613	SERVICE MANUAL - UVC1000	[OMITTED MATERIAL]
80625632	INSTRUCTIONS - UVC500	[OMITTED MATERIAL]
80625727	RK TKO100 WIRE SET REPLACEMENT	[OMITTED MATERIAL]
80625803	RK STARTER FS-11 23-V/8-15W	[OMITTED MATERIAL]
80625898	RK UVC500 BALLAST, 230V/60HZ	[OMITTED MATERIAL]
80625917	RK SWITCH ON/OFF (R)	[OMITTED MATERIAL]

1-xi

TRANSFER PRICE USD$
80625936	RK STARTER FS-5 115V/8W	[OMITTED MATERIAL]
80625993	RK TE90 PCB ASSY	[OMITTED MATERIAL]
80626012	RK TE90 UPPER ELECTRODE ASSY	[OMITTED MATERIAL]
80626031	RK TE90 STEPPER MOTOR ASSY	[OMITTED MATERIAL]
80626050	RK TE90 ELECTRONIC COMPONET	[OMITTED MATERIAL]
80626069	RK TE90 HARDWARE KIT	[OMITTED MATERIAL]
80626088	INSTRUCTIONS TE90 GENESWEEP	[OMITTED MATERIAL]
80626107	RK TE90 WIRE SET	[OMITTED MATERIAL]
80626126	RK TE90 TRANSFORMER	[OMITTED MATERIAL]
80626145	RK TE90 DRIVE BELT HARDWARE	[OMITTED MATERIAL]
80626183	RK GS300 DECTOR HEAD & BAR	[OMITTED MATERIAL]
80626202	RK GS300 WIRE SET	[OMITTED MATERIAL]
80626221	RK GS300 MOTOR BRKT ASSY 115V	[OMITTED MATERIAL]
80626240	RK GS300 MOTOR BRKT ASSY 230V	[OMITTED MATERIAL]
80626259	RX GS300 ELECTRONIC HARDWARE	[OMITTED MATERIAL]
80626278	RK GS300 PCB ASSY CALIBRATED	[OMITTED MATERIAL]
80626297	RK GS300 SLIDE DRIVE ASSY	[OMITTED MATERIAL]
80626354	RK TE70 TOP ASSY	[OMITTED MATERIAL]
80626373	RK TE70 BASE ASSY	[OMITTED MATERIAL]
80626392	RK TE77 TOP ASSY	[OMITTED MATERIAL]
80626411	RK TE77 BASE ASSEMBLY	[OMITTED MATERIAL]
80626430	RK TE70 & TE77 SWITCH HDWR	[OMITTED MATERIAL]
80626449	HV LEADS 4MM M SAFETY RD & BK	[OMITTED MATERIAL]
80626468	INSTRUCTIONS- TE70/77	[OMITTED MATERIAL]
80626506	RK PC500 CONTROL BOARD ASSY	[OMITTED MATERIAL]
80626525	RK PC500 POWER BARD ASSY	[OMITTED MATERIAL]
80626544	RK PC500 WIRE SET KIT	[OMITTED MATERIAL]
80626563	RK PC500 HARDWARE KIT	[OMITTED MATERIAL]
80626582	INSTRUCTIONS SQ3 SEQUENCER	[OMITTED MATERIAL]
80626601	INSTRUCTIONS - EPS2A/200	[OMITTED MATERIAL]
80626677	SERVICE MANUAL - UVC500	[OMITTED MATERIAL]
80626715	RK HE99X ELECTRODE STRIP ASSY	[OMITTED MATERIAL]
80626753	INSTRUCTIONS- HE99X	[OMITTED MATERIAL]
80626791	RK HE950 CABLE ASSY	[OMITTED MATERIAL]
80627038	RK GT1 COOL CORE GROMMET/GLASS	[OMITTED MATERIAL]
80627057	INSTRUCTIONS PC500	[OMITTED MATERIAL]
80627076	FUSE.160A 250V 5X20MM FB 5PK	[OMITTED MATERIAL]
80627114	PUMP HEAD ASSEMBLY, PV100	[OMITTED MATERIAL]
80627133	PRESSURE REGULATION VALVE ASSY	[OMITTED MATERIAL]
80627152	VACUUM REGULATION VALVE ASSY	[OMITTED MATERIAL]
80627171	VACUUM/PRESSURE GAUGE	[OMITTED MATERIAL]
80627247	INSTRUCTIONS TE42,52X,62,62X	[OMITTED MATERIAL]
80627342	INSTRUCTIONS - HE33	[OMITTED MATERIAL]
80627380	RK PR50/70 PEG	[OMITTED MATERIAL]

1-xii

TRANSFER PRICE USD$
80627399	RK TE22 FITTINGS/HARDWARE KIT	[OMITTED MATERIAL]
80627475	RK TE50X PCB ASSEMBLY-TESTED	[OMITTED MATERIAL]
80627513	RK TE50X HARDWARE	[OMITTED MATERIAL]
80627570	RK PR50/70 115V LIGHTED SWITCH	[OMITTED MATERIAL]
80627589	RK PR50/70 GROMMET	[OMITTED MATERIAL]
80627608	RK PR50/70 230V SWITCH	[OMITTED MATERIAL]
80627627	RK PR50 BUSHING	[OMITTED MATERIAL]
80627646	RK PR50 CRANK ARM	[OMITTED MATERIAL]
80627665	RK PR50 DRIVE LINKAGE	[OMITTED MATERIAL]
80627684	RK PR50 BUSHING HOLDER	[OMITTED MATERIAL]
80627703	RK PR50 DRIVE PLATE	[OMITTED MATERIAL]
80627722	RK PR50 SNAP RING	[OMITTED MATERIAL]
80627760	INSTRUCTIONS - PR50	[OMITTED MATERIAL]
80627779	SERVICE MANUAL PR50/55	[OMITTED MATERIAL]
80627874	TRANSFORMER HB1100D	[OMITTED MATERIAL]
80627893	RK HB1100D OVN TMP, CUT OUT	[OMITTED MATERIAL]
80627950	MOTOR,FAN,120V HB1100D	[OMITTED MATERIAL]
80627988	HEATER 120V HB1100D	[OMITTED MATERIAL]
80628007	PCB ASSY HB1100D	[OMITTED MATERIAL]
80628045	INSTRUCTIONS - UVC500/1000	[OMITTED MATERIAL]
80628159	RK PS250/500/3000 POT 10K	[OMITTED MATERIAL]
80628178	RK PS250/500XT POT 2K	[OMITTED MATERIAL]
80628197	RK PS250/500XT METER	[OMITTED MATERIAL]
80628216	RK PS250/500XT KNOB KIT	[OMITTED MATERIAL]
80628235	RK FUSEHOLDER KIT	[OMITTED MATERIAL]
80628425	RK PS250/500XT/3000 TIMER 230V	[OMITTED MATERIAL]
80628444	RK PS250/500XT/3000 TIMER 115V	[OMITTED MATERIAL]
80628463	RK PS250/500XT/3000 XSTR BLOCK	[OMITTED MATERIAL]
80628501	MOTOR/GEARBOX 120V, TUBE DRIVE	[OMITTED MATERIAL]
80628539	INSTRUCTIONS - HB1100D	[OMITTED MATERIAL]
80628558	SERVICE MANUAL HB1100D	[OMITTED MATERIAL]
80628634	INSTRUCTIONS EMD101	[OMITTED MATERIAL]
80628672	RK GE200 CHAMBER REPLACEMNET	[OMITTED MATERIAL]
80628691	RK GE200 HOSE CONNECTOR	[OMITTED MATERIAL]
80628710	RK GE200 PWR ENTRY MODULE 115V	[OMITTED MATERIAL]
80628729	RK GE200 PWR ENTRY MODULE 230	[OMITTED MATERIAL]
80628748	RK GE200 PCB POWER BOARD 115V	[OMITTED MATERIAL]
80628767	RK GE200 PCB POWER BOARD 230V	[OMITTED MATERIAL]
80628786	RK GE200 PCB CONTROL BOARD	[OMITTED MATERIAL]
80628805	RK GE200 HARDWARE	[OMITTED MATERIAL]
80628824	INSTRUCTIONS-GE200	[OMITTED MATERIAL]
80628862	RK SE1160 ELEC REPAIR KIT-115V	[OMITTED MATERIAL]
80628881	RK SE1160 ELEC REPAIR KIT 230	[OMITTED MATERIAL]
80628900	RK SE1160 KNOB KIT	[OMITTED MATERIAL]

1-xiii

TRANSFER PRICE USD$
80628919	RK SE1160 HARDWARE KIT	[OMITTED MATERIAL]
80628938	INSTRUCTIONS- SE1160	[OMITTED MATERIAL]
80628976	RK SE1200 HEATER/FAN 115V	[OMITTED MATERIAL]
80628995	RK SE1200 HEATER/FAN 230V	[OMITTED MATERIAL]
80629014	RK SE1200 HARDWARE	[OMITTED MATERIAL]
80629033	RK SE1200 ELECTRONIC RPR 115V	[OMITTED MATERIAL]
80629052	RK SE1200 ELECTRONIC RPR 230V	[OMITTED MATERIAL]
80629071	INSTRUCTIONS SE1200	[OMITTED MATERIAL]
80629109	RK SE280/200 LBC REPAIR KIT	[OMITTED MATERIAL]
80629128	INSTRUCTIONS- SE280	[OMITTED MATERIAL]
80629166	RK SE280/260 HARDWARE KIT	[OMITTED MATERIAL]
80629185	INSTRUCTIONS- SE250/260	[OMITTED MATERIAL]
80629299	RK MS100 PCB ASSY	[OMITTED MATERIAL]
80629318	RK MS100 ELEC REPAIR KIT-115V	[OMITTED MATERIAL]
80629337	RK MS100 ELECTRONIC REPAIR-23	[OMITTED MATERIAL]
80629356	RK MS100/120 HARDWARE	[OMITTED MATERIAL]
80629375	RK MS110 HARDWARE LVL TABLE	[OMITTED MATERIAL]
80629394	****INSTRUCTIONS- MS100	[OMITTED MATERIAL]
80629470	RK SE400 ELECTRODE	[OMITTED MATERIAL]
80629508	INSTRUCTIONS- FH225V	[OMITTED MATERIAL]
80629546	RK PR600 CONN REPLACEMENT	[OMITTED MATERIAL]
80629565	RK PR648 QCK CONN REPLACEMENT	[OMITTED MATERIAL]
80629679	RK HE100 PUMP HARDWARE	[OMITTED MATERIAL]
80629698	RK HE100 PUMP COOLING ASSEMBLY	[OMITTED MATERIAL]
80629717	RK HE100 IMPELLER	[OMITTED MATERIAL]
80629736	INSTRUCTIONS- HE100B	[OMITTED MATERIAL]
80629774	RK PS500XT PCB ASSY 115V	[OMITTED MATERIAL]
80629793	RK PS500XT PCB ASSY 230V	[OMITTED MATERIAL]
80629831	RK PS3000 WIRE SET	[OMITTED MATERIAL]
80629850	RK PS3000 TRANSFORMER	[OMITTED MATERIAL]
80629869	RK PS3000 PCB ASSY 115V	[OMITTED MATERIAL]
80629888	RK PS3000 PCB ASSY 230V	[OMITTED MATERIAL]
80629907	RK PS250/PS500XT METER FILTER	[OMITTED MATERIAL]
80629926	RK PS3000 DISPLAY PCB ASSY	[OMITTED MATERIAL]
80629945	RK PS500XT/3000 PWR ENTRY MOD	[OMITTED MATERIAL]
80629964	RK PS500XT FAN ASSY	[OMITTED MATERIAL]
80629983	RK PS500XT HARDWARE KIT	[OMITTED MATERIAL]
80630002	RK PS500XT WIRE SET	[OMITTED MATERIAL]
80630021	RK PS3000 KNOB KIT	[OMITTED MATERIAL]
80630040	RK PS3000 HARDWARE KIT	[OMITTED MATERIAL]
80630059	INSTRUCTIONS - PS3000	[OMITTED MATERIAL]
80630078	RK PC500 POWER ENTRY MOD-115	[OMITTED MATERIAL]
80630097	RK PC500 POWER ENTRY MOD-230	[OMITTED MATERIAL]
80630135	GLASS PLATES (1 LONG, 1 SHORT)	[OMITTED MATERIAL]

1-xiv

TRANSFER PRICE USD$
80630154	HOEFER TEMPERATURE MONITOR	[OMITTED MATERIAL]
80630173	SPACER SET; 0.2MM,BLUE COLOR	[OMITTED MATERIAL]
80630192	SPACER SET; 0.4MM, RED COLOR	[OMITTED MATERIAL]
80630211	SPACER SET; 1.0MM, WHITE COLOR	[OMITTED MATERIAL]
80630230	SHARKSTOOTH COMB 32-WELL,0.2MM	[OMITTED MATERIAL]
80630249	SHARKSTOOTH COMB,64 WELL,0.2MM	[OMITTED MATERIAL]
80630268	SHARKSTOOTH COMB,96 WELL,0.2MM	[OMITTED MATERIAL]
80630287	SHARKSTOOTH COMB,32 WELL,0.4MM	[OMITTED MATERIAL]
80630306	SHARKSTOOTH COMB,64 WELL,0.4MM	[OMITTED MATERIAL]
80630325	SHARKSTOOTH COMB,96 WELL,0.4MM	[OMITTED MATERIAL]
80630344	WEDGED-SHAPED SPACERS.20-.50MM	[OMITTED MATERIAL]
80630363	STANDARD COMB,32 WELL,0.4 MM	[OMITTED MATERIAL]
80630382	STANDARD COMB,32 WELL, 1.0 MM	[OMITTED MATERIAL]
80630401	INSTRUCTIONS MACROVUE UV-20/25	[OMITTED MATERIAL]
80630439	INSTRUCTIONS UVIS 20	[OMITTED MATERIAL]
80630458	RK GS300 HARDWARE	[OMITTED MATERIAL]
80630515	RK PR70 SHAFT SET	[OMITTED MATERIAL]
80630534	RK PR70 BEARING HOUSING	[OMITTED MATERIAL]
80630553	RK PR70 DRIVE PLATE	[OMITTED MATERIAL]
80630572	RK PR70 PULLEY SET	[OMITTED MATERIAL]
80630591	RK PR70 PULLEY DRIVE WEIGHT	[OMITTED MATERIAL]
80630610	RK PR70 BEARING DRIVE PLATE	[OMITTED MATERIAL]
80630629	INSTRUCTION MANUAL PR70	[OMITTED MATERIAL]
80630648	SERVICE MANUAL SE280	[OMITTED MATERIAL]
80630667	INSTRUCTIONS - PS500XT	[OMITTED MATERIAL]
80630705	SERVICE MANUAL SE250/260	[OMITTED MATERIAL]
80630724	WEDGED-SHAPED SPACERS.20-.75MM	[OMITTED MATERIAL]
80630762	STEP REPLACEMENT GASKET	[OMITTED MATERIAL]
80630781	DRAIN TUBING (18 INCHES)	[OMITTED MATERIAL]
80630819	LOWER BUFFER CHAMBER	[OMITTED MATERIAL]
80630838	HIGH VOLTAGE LEADS -SQ3	[OMITTED MATERIAL]
80630857	SAFETY SHIELD - SQ3	[OMITTED MATERIAL]
80630876	WASTE COLLECTION BOTTLE	[OMITTED MATERIAL]
80630895	UPPER ELECTRODE REPLCMNT- SQ3	[OMITTED MATERIAL]
80630914	LOWER ELECTRODE REPLCMNT - SQ3	[OMITTED MATERIAL]
80630933	SERVICE MANUAL SQ3	[OMITTED MATERIAL]
80631047	SERVICE MANUAL PR600/648	[OMITTED MATERIAL]
80631066	SERVICE MANUAL - EMD101B	[OMITTED MATERIAL]
80631104	RK CORD W/ STRAIN RELIEF	[OMITTED MATERIAL]
80631142	SERVICE MANUAL - FH225V	[OMITTED MATERIAL]
80631161	SERVICE MANUAL GT1	[OMITTED MATERIAL]
80631180	RK - GT1 BANANA PLUG KIT	[OMITTED MATERIAL]
80631199	SERVICE MANUAL - HE120	[OMITTED MATERIAL]
80631212	SERVICE MANUAL - HE100	[OMITTED MATERIAL]

1-xv

TRANSFER PRICE USD$
80631294	SERVICE MANUAL SE400/410	[OMITTED MATERIAL]
80631332	SERVICE MANUAL - SE600/660	[OMITTED MATERIAL]
80631370	TEFLON TUBING 24 PACK”	[OMITTED MATERIAL]
80631389	SERVICE MANUAL - TE22	[OMITTED MATERIAL]
80631408	SERVICE MANUAL - HE33	[OMITTED MATERIAL]
80631541	SERVICE MANUAL - HE99X	[OMITTED MATERIAL]
80631674	RK HE99X LEVELING FEET	[OMITTED MATERIAL]
80631693	SERVICE MANUAL- TKO100	[OMITTED MATERIAL]
80631712	SERVICE MANUAL PR70/75	[OMITTED MATERIAL]
80631750	RK MC200 LID REPLACEMENT	[OMITTED MATERIAL]
80631769	RK MC200 ROTOR	[OMITTED MATERIAL]
80631788	RK MC200 ACTUATOR	[OMITTED MATERIAL]
80631807	RK MC200 PCB 115V	[OMITTED MATERIAL]
80631826	RK MC200 PCB 230V	[OMITTED MATERIAL]
80631845	INSTRUCTIONS MC200	[OMITTED MATERIAL]
80631864	SERVICE MANUAL MC200	[OMITTED MATERIAL]
80631883	RK MC200 MOTOR 115V	[OMITTED MATERIAL]
80631902	SERVICE MANUAL TE50X	[OMITTED MATERIAL]
80631921	SERVICE MANUAL GE200	[OMITTED MATERIAL]
80631928	SERVICE MANUAL - PR1000	[OMITTED MATERIAL]
80631940	SERVICE MANUAL DQ200	[OMITTED MATERIAL]
80631959	SERVICE MANUAL SE1160	[OMITTED MATERIAL]
80632016	RK HB RED FILL HOLE CAP	[OMITTED MATERIAL]
80632149	RK HB400/1100D TRIAC 10A	[OMITTED MATERIAL]
80632244	INSTRUCTIONS DQ210 PERF VAL	[OMITTED MATERIAL]
80632263	SERVICE MANUAL TE70/77	[OMITTED MATERIAL]
80632282	SERVICE MANUAL TE42/52/62X	[OMITTED MATERIAL]
80632301	RK TE62/62X FITTINGS KIT	[OMITTED MATERIAL]
80632320	QUICK REFERENCE CARD EPS 2A200	[OMITTED MATERIAL]
80632396	SERVICE MANUAL MS100/110/120	[OMITTED MATERIAL]
80632415	SERVICE MANUAL SE1200	[OMITTED MATERIAL]
80632472	**RK HINGE UV SERIES	[OMITTED MATERIAL]
80632491	RK DOOR ASSEMBLY UVC500	[OMITTED MATERIAL]
80632510	RK CVR ASSY UV20/25,UVTM19/25	[OMITTED MATERIAL]
80632529	RK CVR ASSY UVIS20,UVVIS20	[OMITTED MATERIAL]
80632548	RK SE1200 CORD ASSEMBLY 115V	[OMITTED MATERIAL]
80632605	PI8 SEPARATION UNIT MODULE	[OMITTED MATERIAL]
80632624	SERVICE MANUAL - HB400	[OMITTED MATERIAL]
80632662	RK HB400 FAN MOTOR	[OMITTED MATERIAL]
80632681	RK HB400 PCB ASSY 120/240V	[OMITTED MATERIAL]
80632700	RK HB400 TUBE DRIVE MOTOR 120V	[OMITTED MATERIAL]
80632719	RK HB400 TUBE DRIVE MOTOR 230V	[OMITTED MATERIAL]
80632852	RK HB400-DRIVE BELT	[OMITTED MATERIAL]
80633156	RK PS3000 SWITCH KIT	[OMITTED MATERIAL]

1-xvi

TRANSFER PRICE USD$
80633175	RK UV20/25 SWITCH ILLUM ON/OFF	[OMITTED MATERIAL]
80633251	LAMP FL COOL WHITE 8W T5	[OMITTED MATERIAL]
80633498	INSTRUCTIONS - MACROVUE VIS-45	[OMITTED MATERIAL]
80633517	RK PH90 LAMP, 14W COOL WHITE	[OMITTED MATERIAL]
80633536	BALLAST, 115V/60HZ FOR PH90	[OMITTED MATERIAL]
80633555	RK PH90 BALLAST 230V	[OMITTED MATERIAL]
80633574	FUSE .5A 250V 5X20MM FB 5PK	[OMITTED MATERIAL]
80633802	RK PS3000 FAN ASSY	[OMITTED MATERIAL]
80633897	SERVICE MANUAL PC500	[OMITTED MATERIAL]
80633973	SERVICE MANUAL HE950	[OMITTED MATERIAL]
80633992	RK HE950 CORD ASSY 230V	[OMITTED MATERIAL]
80634372	SERVICE MANUAL PV100	[OMITTED MATERIAL]
80634923	SERVICE MANUAL-GS300	[OMITTED MATERIAL]
80635132	HV LEAD SET 2 MM	[OMITTED MATERIAL]
80635379	INSTRUCTIONS SE600/660	[OMITTED MATERIAL]
80635512	INSTRUCTIONS VP200	[OMITTED MATERIAL]
80635550	RK GS300 TRAN LED HOUSING ASSY	[OMITTED MATERIAL]
80635588	RK GLASS VAPOR FLASK	[OMITTED MATERIAL]
80635607	RK ORING FLANGE GLASS FLASK	[OMITTED MATERIAL]
80635626	RK PLASTIC VAPOR FLASK	[OMITTED MATERIAL]
80635645	RK DRAIN PLUG PLASTIC FLASK	[OMITTED MATERIAL]
80635664	RK ORING DRAIN PLUG PLASTIC FL	[OMITTED MATERIAL]
80635683	RK ORING FLANGE PLASTIC FLASK	[OMITTED MATERIAL]
80635702	RK VALVE	[OMITTED MATERIAL]
80635721	RK DIAPHRAGM	[OMITTED MATERIAL]
80635759	VP200 SEPARATOR RETROFIT KIT	[OMITTED MATERIAL]
80635778	VP200 NONRETURN VALVE KIT	[OMITTED MATERIAL]
80635797	VP200 HOSE NOZZLE NW6-10 ID	[OMITTED MATERIAL]
80635816	VP200 HOSE 10MM ID	[OMITTED MATERIAL]
80636044	RK PH90 FILTER ASSEMBLY	[OMITTED MATERIAL]
80636082	INSTRUCTIONS UVT - WS	[OMITTED MATERIAL]
80636139	****QUICK REF AUTO GEL STAINER	[OMITTED MATERIAL]
80636462	RK FILTER ASSY UVTM19W	[OMITTED MATERIAL]
80636481	RK FILTER ASSY UVTM25W, UV25	[OMITTED MATERIAL]
80636519	RK FILTER ASSY UV20	[OMITTED MATERIAL]
80636994	RK MC200 BODY REPLACEMENT	[OMITTED MATERIAL]
80637203	RK VP200 FLANGE NW16	[OMITTED MATERIAL]
80637222	RK VP200 CLAMP RING NW10/16	[OMITTED MATERIAL]
80637241	RK VP200 CENTERNG RING NW10/16	[OMITTED MATERIAL]
80637260	RK HE950 PWR SUPPLY MOD 115V	[OMITTED MATERIAL]
80637355	RK HE950 PWR SUPPLY MOD 230V	[OMITTED MATERIAL]
80637393	RK MC200 MOTOR 230V	[OMITTED MATERIAL]
80637412	CABLE SERIAL 6 DB9F/DB9F”	[OMITTED MATERIAL]
80637450	TRANS OPTICAL DENSITY SAMPLES	[OMITTED MATERIAL]

1-xvii

TRANSFER PRICE USD$
80637469	RK TE50X PCB ASSY 230V	[OMITTED MATERIAL]
80637488	RK TE50X METER REPLACEMENT	[OMITTED MATERIAL]
80637507	RK TE50X WIRE SET	[OMITTED MATERIAL]
80637735	RK EPS2A200 PCB POWER	[OMITTED MATERIAL]
80637754	RK EPS2A200 PCB CONTROL	[OMITTED MATERIAL]
80637773	RK EPS2A200 CONTROL IC	[OMITTED MATERIAL]
80637792	RK EPS2A200 FAN ASSY	[OMITTED MATERIAL]
80637811	RK EPS2A200 WIRE SET	[OMITTED MATERIAL]
80637830	RK EPS2A200 LINE FILTER ASSY	[OMITTED MATERIAL]
80637849	RK EPS2A200 HARDWARE	[OMITTED MATERIAL]
80637887	SERVICE MANUAL EPS2A200	[OMITTED MATERIAL]
80638077	RK EPS2A200 FUSES	[OMITTED MATERIAL]
80638153	RK VP200 FLANGE/FLASK CLP BLCK	[OMITTED MATERIAL]
80638172	RK VP200 FLANGE/FLASK CLP ORNG	[OMITTED MATERIAL]
80639483	INSTRUCTIONS PSA240	[OMITTED MATERIAL]
80639521	STAINING TRAY 19X29 CM COMPLTE	[OMITTED MATERIAL]
80639559	RK PC500 PROGRAM IC	[OMITTED MATERIAL]
80639635	STAINING TRAY 29X35CM COMPLETE	[OMITTED MATERIAL]
80639673	RK PC500 MICRO-PROCESSOR IC	[OMITTED MATERIAL]
80639977	SERVICE MANUAL - TE80	[OMITTED MATERIAL]
80640015	INSTRUCTIONS PTFE TRAYS	[OMITTED MATERIAL]
80640224	RK GS365/GS370 PWR SUPPLY 115V	[OMITTED MATERIAL]
80640509	PR55 TRAY 50X50 CM	[OMITTED MATERIAL]
80640566	FUSE 1.5A/250V SB 2AG (3)	[OMITTED MATERIAL]
80640680	DQ200 DYNAQUANT FLUROMETER	[OMITTED MATERIAL]
80640699	EPS2A/200 POWER SUPPLY	[OMITTED MATERIAL]
80641231	RK HE33 RUBBER PLUG PK/4	[OMITTED MATERIAL]
80641269	RK PS500X WIRE SET ADAPTER	[OMITTED MATERIAL]
80641288	INSTRUCTIONS RK PS500X ADAPTER	[OMITTED MATERIAL]
80641459	INSTRUCTIONS - FH125	[OMITTED MATERIAL]
80641554	RK PR50/70 PWER ENTRY MODULE	[OMITTED MATERIAL]
80641763	RK THIMBLE KIT, PR70	[OMITTED MATERIAL]
80641877	MINIVE COMPLETE	[OMITTED MATERIAL]
80641896	MINIVE BLOTTER	[OMITTED MATERIAL]
80641915	RK PR70 POST KIT	[OMITTED MATERIAL]
80641972	RK LINE FILTER, PR70	[OMITTED MATERIAL]
80642067	RK COUNTER WEIGHT, PR70	[OMITTED MATERIAL]
80642086	INSTRUCTIONS MINIVE	[OMITTED MATERIAL]
80642162	SPONGE DACRON 4.03 X3.48 PK/3	[OMITTED MATERIAL]
80642428	SERVICE MANUAL-MINIVE	[OMITTED MATERIAL]
80642466	RK MINIVE LID ASSY	[OMITTED MATERIAL]
80642485	RK MINIVE LID HARDWARE	[OMITTED MATERIAL]
80642504	RK MINIVE TANK (LBC)	[OMITTED MATERIAL]
80642523	RK MINIVE UBC ASSY	[OMITTED MATERIAL]

1-xviii

TRANSFER PRICE USD$
80642542	RK MINIVE CLAMP ASSY (1)	[OMITTED MATERIAL]
80642561	RK MINIVE CLAMP SCREWS PK/5	[OMITTED MATERIAL]
80642580	RK MINIVE SEALING PLATE ASSY	[OMITTED MATERIAL]
80642599	RK MINIVE SEALING GASKET	[OMITTED MATERIAL]
80642618	RK MINIVE BANANA PLUG KIT (PR)	[OMITTED MATERIAL]
80642637	RK MINIVE UBC WIRING SET	[OMITTED MATERIAL]
80642656	RK MINIVE CATHODE ASSY (BLK)	[OMITTED MATERIAL]
80642675	RK MINVE ANODE ASSY (RED)	[OMITTED MATERIAL]
80642865	INSTRUCTIONS GD2000	[OMITTED MATERIAL]
80642884	GD2000 GEL DRYING SYSTEM 115V	[OMITTED MATERIAL]
80642903	GD2000 GEL DRYING SYSTEM 230V	[OMITTED MATERIAL]
80642922	GEL DRYER FRAME LARGE ASSY	[OMITTED MATERIAL]
80642941	GEL LOADING PLATFORM LARGE	[OMITTED MATERIAL]
80643036	O-RING SEAL 20 25 CM FRAME	[OMITTED MATERIAL]
80643055	INNER FRAME 20 X25 CM W/O-RING	[OMITTED MATERIAL]
80643074	OUTER FRAME 20X25 CM W/8 KNOBS	[OMITTED MATERIAL]
80643093	SERVICE MANUAL GD2000	[OMITTED MATERIAL]
80643473	RK GD2000 PCB ASSY	[OMITTED MATERIAL]
80643492	RK GD2000 IC PROGRAM	[OMITTED MATERIAL]
80643511	RK GD2000 HEATER PAD	[OMITTED MATERIAL]
80643530	RK GS2000 TEMP SENSORS	[OMITTED MATERIAL]
80643549	RK GD2000 KEYPAD ASSY 115V	[OMITTED MATERIAL]
80643568	RK GD2000 KEYPAD ASSY 230V	[OMITTED MATERIAL]
80643587	RK GD2000 RELAY	[OMITTED MATERIAL]
80643606	RK GD2000 ELECTRICAL KIT	[OMITTED MATERIAL]
80643625	RK GD2000 HARDWARE KIT	[OMITTED MATERIAL]
80643891	RK BALLAST 14W 115V	[OMITTED MATERIAL]
80643948	RK SWITCH HI/LO (R)	[OMITTED MATERIAL]
80644024	RK FILTER ASSY UVTM19R	[OMITTED MATERIAL]
80644043	RK FILTER ASSY UVTM25R	[OMITTED MATERIAL]
80644138	RK FILTER ASSY UVVIS20W,UVIS20	[OMITTED MATERIAL]
80644157	RK FILTER ONLY PH90R	[OMITTED MATERIAL]
80644171	SERVICE MANUAL TRANSILLUMINATR	[OMITTED MATERIAL]
80644214	GLASS PLT LF SE600 18X16CM 2PK	[OMITTED MATERIAL]
80644233	GLASS PLATES, LOFLUOR,18X24CM	[OMITTED MATERIAL]
80644252	GLASS PLATES,LOWFLUOR,28X23CM	[OMITTED MATERIAL]
80644594	APPL NOTE MULTI MINI 2D SE600	[OMITTED MATERIAL]
80644613	WIRE PLATINUM .02 DIA 12 PK “	[OMITTED MATERIAL]
80644632	WIRE PLATINUM .02 DIA 24 PK “	[OMITTED MATERIAL]
80644651	WIRE PLATINUM .02 DIA 36 PK “	[OMITTED MATERIAL]
80644670	WIRE PLATINUM .02 DIA 72 PK “	[OMITTED MATERIAL]
80644765	RK PROC PLUS HARDWARE	[OMITTED MATERIAL]
80644784	RK PROC PLUS PUMP DAMPNER	[OMITTED MATERIAL]
80645506	RK PROC PLUS REAGENT LABEL	[OMITTED MATERIAL]

1-xix

TRANSFER PRICE USD$
80646038	COMB HE99X 14WELL 1.0MM	[OMITTED MATERIAL]
80646057	COMB HE99X 14WELL 1.5MM	[OMITTED MATERIAL]
80646095	READY TO RUN SEPARATION UNIT	[OMITTED MATERIAL]
80646114	READY TO RUN SATELLITE UNIT	[OMITTED MATERIAL]
80646133	READY TO RUN 96 WELL GEL PK/10	[OMITTED MATERIAL]
80646171	READY TO RUN 48 WELL GEL PK/10	[OMITTED MATERIAL]
80646209	READY TO RUN LOAD GUIDES	[OMITTED MATERIAL]
80646418	RK DALT MANIFOLD	[OMITTED MATERIAL]
80646608	BROCHURE READY TO RUN	[OMITTED MATERIAL]
80646855	INSTRUCTIONS RTR SATELLITE	[OMITTED MATERIAL]
80646874	INSTRUCTIONS RTR BASE	[OMITTED MATERIAL]
80646893	PRODUCT SHT RTR SALES AID	[OMITTED MATERIAL]
80646969	INSTRUCTIONS RTR LOAD GUIDE	[OMITTED MATERIAL]
80647045	RK RTR INTERCONNECT KIT	[OMITTED MATERIAL]
80647064	RK RTR LID KIT	[OMITTED MATERIAL]
80647083	RK RTR BEZEL & ELECTRODES	[OMITTED MATERIAL]
80647102	RK RTR PCB DISPLAY	[OMITTED MATERIAL]
80647121	RK RTR PCB CONTROL SEP UNIT	[OMITTED MATERIAL]
80647140	RK RTR PCB CONTROL SATELLITE	[OMITTED MATERIAL]
80647159	RK RTR FASTENER KIT	[OMITTED MATERIAL]
80647178	RK RTR FUSE KIT	[OMITTED MATERIAL]
80647254	SERVICE MANUAL READY TO RUN	[OMITTED MATERIAL]
80647273	INSTRUCTIONS SE600 RUBY	[OMITTED MATERIAL]
80647292	QUICK REF CARD SE600 RUBY	[OMITTED MATERIAL]
80647520	SERVICE MANUAL ID440	[OMITTED MATERIAL]
80647577	GLASS PLT LF SE640 18X8CM 2/PK	[OMITTED MATERIAL]
80647615	LBC SE600 RUBY	[OMITTED MATERIAL]
80647634	LID SE600 RUBY W/CABLES	[OMITTED MATERIAL]
80647672	BROCHURE SE 600 RUBY	[OMITTED MATERIAL]
80647748	RK DALT II HV RECEPTACLE	[OMITTED MATERIAL]
80647767	RK DALT II CONTROL IC	[OMITTED MATERIAL]
80647957	SE600 RUBY COMPLETE	[OMITTED MATERIAL]
80648014	DALT II CORD 10A CEE7	[OMITTED MATERIAL]
80648033	RK DALT II CORD 10A USA	[OMITTED MATERIAL]
80648261	RTR TEST LOAD KIT	[OMITTED MATERIAL]
80648280	READY TO RUN 96WELL 2.2% PK/10	[OMITTED MATERIAL]
80648299	READY TO RUN 48WELL 2.2% PK/10	[OMITTED MATERIAL]
80648565	RTR DNA MARKER	[OMITTED MATERIAL]
80648584	APPL NOTE RTR RAPID INSERT	[OMITTED MATERIAL]
80648983	READY-TO-RUN DNA MARKER FLYER	[OMITTED MATERIAL]
80649192	RK TUBE FITTING Y-DALTSIX	[OMITTED MATERIAL]
80649211	RK TUBE RECIRCULATION KT DALT6	[OMITTED MATERIAL]
80649230	WEBSITE LAUNCH FLYER	[OMITTED MATERIAL]
80649439	SERVICE MANUAL ETTAN DALTSIX	[OMITTED MATERIAL]

1-xx

Notes:

These product numbers represent the main items that Hoefer will be selling via Amersham Biosciences.  Where prices are provided, these are firm and based on material and labor costs provided by Amersham Biosciences.  Other prices will be determined by the end of November 2003.  Any product numbers omitted in error at this time will be added by the end of November.

1-xxi

EXECUTION COPY

Schedule 2
“Minimum Purchases”

(a)                                  For Contract Year One, the minimum Aggregate Purchase Price for Products purchased during Contract Year One shall be [OMITTED MATERIAL] (the “Initial Contract Year One Purchase Minimum”) reduced by (i) [OMITTED MATERIAL] multiplied by the number of business days between September 30, 2003 and the Effective Date and (ii) the aggregate sales by Hoefer of Equivalent Products during Contract Year One in accordance with Section 2.4 of the Agreement (this calculation to be based on units of Equivalent Products sold by Hoefer during Contract Year One (excluding any and all returned units) multiplied by the transfer price applicable to the corresponding equivalent Products in effect under this Agreement during Contract Year One) (the “Adjusted Contract Year One Purchase Minimum”).

Example (Assumes Hoefer’s sales of Equivalent Products in Contract Year One equal [OMITTED MATERIAL] and that September 30, 2003 is the Effective Date)
Initial Contract Year One Purchase Minimum	[OMITTED MATERIAL]
Hoefer Sales of Equivalent Products in Contract Year One	[OMITTED MATERIAL]
Adjusted Contract Year One Purchase Minimum	[OMITTED MATERIAL]

(b)                                 For Contract Year Two, the minimum Aggregate Purchase Price for Products purchased during Contract Year Two shall be [OMITTED MATERIAL] (the “Initial Contract Year Two Purchase Minimum”), reduced by (i) the aggregate sales by Hoefer of Equivalent Products during Contract Year Two in accordance with Section 2.4 of the Agreement (this calculation to be based on units of Equivalent Products sold by Hoefer during Contract Year Two (excluding any and all returned units) multiplied by the transfer price applicable to the corresponding equivalent Products in effect under this Agreement during Contract Year Two) and (ii) the dollar value amount, if any, of the Aggregate Purchase Price of Products purchased by AB during Contract One in excess of the Adjusted Contract Year One Purchase Minimum (the “Contract Year Two Adjusted Purchase Minimum”).

Example  (Assumes Hoefer’s sales of Equivalent Products in Contract Year Two equal [OMITTED MATERIAL] and the Aggregate Purchase Price of Products purchased by AB during Contract Year One in excess of Adjusted Contract Year One Purchase Minimum equals [OMITTED MATERIAL])

Initial Contract Year Two Purchase Minimum	[OMITTED MATERIAL]
Hoefer Sales of Equivalent Products in Contract Year Two	[OMITTED MATERIAL]
Aggregate Purchase Price of Products purchased by AB during Contract Year One in excess of Adjusted Contract Year One Purchase Minimum	[OMITTED MATERIAL]
Adjusted Contract Year Two Purchase Minimum	[OMITTED MATERIAL]

2-i

(c)                                  For Contract Year Three, Aggregate Purchase Price for Products purchased during Contract Three shall be [OMITTED MATERIAL] (the “Initial Contract Year Three Purchase Minimum,” each of the Initial Contract Year One Purchase Minimum, the Initial Contract Year Two Purchase Minimum, and the Initial Contract Year Three Purchase Minimum may be referred to herein as an “Initial Contract Year Purchase Minimum”) reduced by (i) the aggregate sales by Hoefer of Equivalent Products during Contract Year Three in accordance with Section 2.4 of the Agreement (this calculation to be based on units of Equivalent Products sold by Hoefer during Contract Year Three (excluding any and all returned units) multiplied by the transfer price applicable to the corresponding equivalent Products in effect under this Agreement during Contract Year Three) and (ii) the dollar value amount, if any, of the Aggregate Purchase Price of Products purchased by AB during Contract Two in excess of the Adjusted Contract Year Two Purchase Minimum (the “Contract Year Three Adjusted Purchase Minimum”).

Example  Assumes Hoefer’s sales of Equivalent Products in Contract Year Three equal [OMITTED MATERIAL] and the Aggregate Purchase Price of Products purchased by AB during Contract Year Two in excess of Adjusted Contract Year Two Purchase Minimum equals [OMITTED MATERIAL])

Initial Contract Year Three Purchase Minimum	[OMITTED MATERIAL]
Hoefer Sales of Equivalent Products in Contract Year Three	[OMITTED MATERIAL]
Aggregate Purchase Price of Products purchased by AB during Contract Year Two in excess of Adjusted Contract Year Two Purchase Minimum	[OMITTED MATERIAL]
Adjusted Contract Year Three Purchase Minimum	[OMITTED MATERIAL]

2-ii

EXECUTION COPY

Schedule 3
Examples of Minimums Mechanisms

Assumptions:
Adjusted Contract Year 3 Purchase Minimum	[OMITTED MATERIAL]
AB Purchases in Contract Year 3	[OMITTED MATERIAL]	No Make Good Purchase Order or Margin Payment is required b/c AB has made purchases in excess of ACY3PM equal to [OMITTED MATERIAL]
The Starting Inventory Value	[OMITTED MATERIAL]
The Ending Inventory Value	[OMITTED MATERIAL]
[OMITTED MATERIAL] of the ACY3PM	[OMITTED MATERIAL]	No Inventory Over-Stocking Payment is required

AB have fulfilled their obligations

Assumptions:
Adjusted Contract Year 3 Purchase Minimum	[OMITTED MATERIAL]
AB Purchases in Contract Year 3	[OMITTED MATERIAL]	No Make Good Purchase Order or Margin Payment is required b/c AB have made purchases in excess of ACY3PM equal to [OMITTED MATERIAL]
The Starting Inventory Value	[OMITTED MATERIAL]
The Ending Inventory Value	[OMITTED MATERIAL]	AB have not fulfilled their obligations
[OMITTED MATERIAL] of the ACY3PM	[OMITTED MATERIAL]	Whilst they have made the required purchases, this has only been achieved by over-stocking the warehouses.

AB will need to make an Inventory Over-Stocking Payment of [OMITTED MATERIAL]

Assumptions:
Adjusted Contract Year 3 Purchase Minimum	[OMITTED MATERIAL]
AB Purchases in Contract Year 3	[OMITTED MATERIAL]	AB has not met its minimum purchase requirements for CY3 and will need to either submit a MGPO and/or make a Margin Payment
So Make Good Purchase Order Required is	[OMITTED MATERIAL]	The Section 7.1(b) Inventory Restriction cap on amount of MGPO is [OMITTED MATERIAL]
The Starting Inventory Value	[OMITTED MATERIAL]
The Ending Inventory Value	[OMITTED MATERIAL]
[OMITTED MATERIAL] of the ACY3PM	[OMITTED MATERIAL]	As Inventory Restriction cap of [OMITTED MATERIAL]

3-i

In lieu of submitting a MGPO, AB may submit a Margin Payment equal to [OMITTED MATERIAL]

No Inventory Over-Stocking Payment is required

Assumptions:
Adjusted Contract Year 3 Purchase Minimum	[OMITTED MATERIAL]
AB Purchases in Contract Year 3	[OMITTED MATERIAL]	AB has not met its minimum purchase requirements for CY3 and will need to either submit a MGPO and/or make a Margin Payment
So Make Good Purchase Order Required is	[OMITTED MATERIAL]	The Section 7.1(b) Inventory Restriction cap on amount of MGPO is [OMITTED MATERIAL]
The Starting Inventory Value	[OMITTED MATERIAL]
The Ending Inventory Value	[OMITTED MATERIAL]	As Inventory Restriction cap of [OMITTED MATERIAL]
[OMITTED MATERIAL] of the ACY3PM	[OMITTED MATERIAL]	AB must make up the remainder of the shortfall b/n actual purchases during CY3 and ACY3PM by making a Margin Payment equal to [OMITTED MATERIAL]

In lieu of submitting a MGPO, AB may make a Margin Payment equal to [OMITTED MATERIAL]

No Inventory Over-Stocking Payment is required.

Assumptions:
Adjusted Contract Year 3 Purchase Minimum	[OMITTED MATERIAL]
AB Purchases in Contract Year 3	[OMITTED MATERIAL]	AB has not met its minimum purchase requirements for CY3 and will need to either submit a MGPO and/or make a Margin Payment
So Make Good Purchase Order Required is	[OMITTED MATERIAL]	The Section 7.1(b) Inventory Restriction cap on amount of MGPO is [OMITTED MATERIAL]
[OMITTED MATERIAL] of the ACY3PM	[OMITTED MATERIAL]
The Ending Inventory Value	[OMITTED MATERIAL]	AB must make up the shortfall b/n actual purchases in CY3 and ACY3PM with a Margin Payment equal to [OMITTED MATERIAL]
The Starting Inventory Value	[OMITTED MATERIAL]

AB will need to make an Inventory Over-Stocking Payment of [OMITTED MATERIAL]

3-ii

EXECUTION COPY

Schedule 4
DVD Copy of AB Web Site As Of Effective Date

[See attached DVD]

4-i

EXECUTION COPY

Schedule 5
Units of Starting Inventory

SEPTEMBER 30, 2003 SALES REGION INVENTORY DATA
FOR HOEFER PRODUCTS TRANSFERRED TO HARVARD

Article Description	Sales inventory
80600001 - LAMP TKO	10
80600989 - TECHNICAL BULLETIN 116	0
80601008 - TECHNICAL BULLETIN 117	0
80601388 - 1D PROTEIN ELPHO MANUAL REV B	0
80601825 - GEL TUBES,13CM L,5MM ID (PKG/24)	0
80601844 - GEL TUBES,10CM L,5MM ID (PKG/24)	0
80602091 - MEMBRANES FOR EMD,12-14 KD(PKG/24)	0
80602186 - DELRIN NUT, 1	0
80602300 - DOT SEALING EMD RED, 3 SHEETS	0
80602357 - SINGLE FILTER HOLDER, 25MM	0
80602376 - 3/16” DIA FOAM GASKET 100 CM	11
80602414 - 10 PLC FLTR HLDR W/VALVES 25MM	0
80602452 - UNIVERSAL RACK	5
80602471 - PVC COLLECTION BOX	1
80602528 - WEIGHT FOR 25MM RECT FLTR HLDR	0
80602566 - VALVE, RECT FH, PINHOLE, LONG	2
80602623 - VACUUM GAUGE	1
80602642 - HOSE CONNECTOR	1
80602984 - SIXPAC GEL ELUTER	0
80603003 - SIXPAC GEL ELUTER	1
80603022 - ELECTRODE CAP REPLACEMENT	4
80603060 - STAINLESS STEEL PACKING ROD	0
80603079 - PORUS POLYETHYLNE.PLUG(PKG/100)	7
80603098 - BLOTTING PAPER DISKS (PKG/100)	9
80603117 - DISPOSABLE ELUTION TUBE (PKG/100)	5
80603592 - TUBE,1.5MM ID,7MM OD,15CM (PKG/24)	0
80603611 - TUBE, 3MM ID, 5MM OD,15CM (PKG/24)	0
80603630 - GROMMETS FOR 5MM OD TUBES (PKG/24)	0

5-i

Article Description	Sales inventory
80603649 - STOPPERS FOR 3MM ID TUBES (PKG/24)	0
80603668 - GEL TUBES,5MMID,7MMOD,15CM (PKG/24)	3
80603687 - GROMMETS FOR 7MM OD TUBES (PKG/24)	0
80603706 - STOPPERS/5&6MM ID TUBES (PKG/24)	0
80603801 - TUBE GEL ELECTROPHORESIS UNIT	0
80603953 - LG.HYB.TUBE W/END CAPS 7.3 ID	5
80604029 - SEALING O-RINGS (100C)	2
80604067 - SMALL HYB TUBE W/CAPS 3.7CM ID	3
80604352 - 4-PLACE 32MM TUBE CARRIER	2
80604371 - SUPERSUB, 20 WELL 1MM 20X25CM	1
80604390 - SUPERSUB W/O ACCESSORIES	1
80604409 - BUFFER CHAMBER ASSEMBLY ONLY	0
80604447 - COMB, 12 WELL, BACKLESS, 1.0MM	9
80604466 - COMB, 12 WELL, BACKLESS, 1.5MM	9
80604485 - COMB, 12 WELL, BACKLESS, 3.0MM	8
80604504 - COMB, 20 WELL, BACKLESS, 1.0MM	14
80604523 - COMB, 20 WELL, BACKLESS, 1.5MM	15
80604542 - COMB, 20 WELL, BACKLESS, 3.0MM	4
80604561 - COMB, 30 WELL, BACKLESS, 1.0MM	12
80604580 - COMB, 30 WELL, BACKLESS, 3.0MM	10
80604599 - COMB, 36 WELL, BACKLESS, 1.0MM	17
80604618 - COMB, 36 WELL, BACKLESS, 1.5MM	13
80604637 - COMB, 36 WELL, BACKLESS, 3.0MM	6
80604656 - BACK & 3 SCREWS FOR HE111 COMB	15
80604751 - UVT GEL RUNNING TRAY 15X20CM	6
80604770 - UVT GEL RUNNING TRAY 20X20CM	2
80604789 - UVT GEL RUNNING TRAY 20X25CM	1
80604827 - CASTING TRAY, 20X20CM	2
80604846 - CASTING TRAY20X25CM	1
80604865 - LID ASSEMBLY WITH POWER CABLES	0
80604884 - GEL CASTING KIT, 15X20CM	5
80604903 - GEL CASTING KIT, 20X20CM	3
80604922 - GEL CASTING KIT, 20X25CM	6
80605017 - CHAMBER ASSBLY	10

5-ii

Article Description	Sales inventory
80605036 - BACK & 2 SCREWS FOR HE31 COMB	94
80605055 - SCREWS FOR HE31/91 COMB(PKG/12)	3
80605074 - COMB, 12 WELL, BACKLESS, 1.0MM	34
80605093 - COMB, 12 WELL, BACKLESS, 1.5MM	79
80605112 - COMB, 16 WELL, BACKLESS, 1.0MM	23
80605131 - COMB, 16 WELL, BACKLESS, 1.5MM	28
80605150 - COMB, 8 WELL, BACKLESS, 1.0MM	30
80605169 - COMB, 8-WELL, BACKLESS, 1.5MM	41
80605188 - COMB, PREP, BACKLESS, 1.0MM	4
80605207 - COMB, PREP, BACKLESS, 1.5MM	2
80605245 - MINNIE GEL UNIT, 8 WELL 7X10CM	71
80605264 - MINNIE GEL UNIT WITHOUT COMB	35
80605283 - LID ASSEMBLY	5
80605302 - BOTTOM FILL PLUG/FOR HE33 (H)	13
80605321 - ELECTRODE REPLACE KIT FOR HE33	28
80605340 - GEL RUNNING TRAY, UVT, 7X10 CM	84
80605359 - GEL CASTING TRAY, 7X10 CM	23
80605378 - GEL CASTING KIT, 7X10 CM	64
80605397 - FOAM GASKET(HE47-10 CAST.KIT)(PKG4)	9
80605416 - CHAMBER ASSEMBLY FOR HE99X	4
80605435 - BACK & 2 SCREWS FOR HE91 COMBS	80
80605568 - COMB,10 WELLS, BACKLESS, 1.5MM	9
80605587 - COMB,10 WELLS, BACKLESS, 3.0MM	6
80605606 - COMB,15 WELLS, BACKLESS, 1.0MM	19
80605625 - COMB,15 WELLS, BACKLESS, 1.5MM	38
80605644 - COMB, 15 WELL, BACKLESS, 3.0MM	14
80605663 - COMB,20 WELLS, BACKLESS, 1.0MM	25
80605682 - COMB,20 WELLS, BACKLESS, 1.5MM	44
80605701 - COMB,20 WELLS, BACKLESS, 3.0MM	15
80605720 - COMB,30 WELLS, BACKLESS, 1.0MM	27
80605758 - PREP COMB, BACKLESS, 1.5MM	4
80605777 - PREP COMB, BACKLESS, 3.0MM	0
80605815 - RUNNING TRAY,NEW STYLE,15 X 10	6
80605834 - RUNNING TRAY,NEW STYLE,15 X 15	7

5-iii

Article Description	Sales inventory
80605853 - RUNNING TRAY,NEW STYLE,15 X 20	8
80605986 - CASTING TRAY,NEW STYLE,15 X 10	7
80606005 - CASTING TRAY,NEW STYLE,15 X 15	1
80606024 - CASTING TRAY,NEW STYLE,15 X 20	8
80606043 - LID ASSEMBLY/CABLES FO HE99X	5
80606062 - CASTING KIT,NEW STYLE,15 X 10	15
80606081 - CASTING KIT,NEW STYLE,15 X15	10
80606100 - CASTING KIT,NEW STYLE,15 X 20	20
80606119 - FOAM SEALING GASKETS (PKG/4)	4
80606138 - MAX HORIZ SUB UNIT-NEW VERSION	13
80606157 - MAX HORIZ SUB W/CAST KIT/COMB	27
80606537 - LID WITH POWER CABLES	0
80607069 - NANOFUGE (230V)	1
80607392 - SWITCHBACK PULSE CONTRLLR.115V	0
80607411 - SWITCHBACK PULSE CONTRLLR.230V	2
80607544 - ADAPTOR FOR PG235-4 CUVETTES	0
80607563 - ELECTRODE CUVETTES,4MM GAP(PKG/40)	0
80607639 - MACROVUE VIS-45, 115V TRANSILLUM	0
80607658 - MACROVUE VIS-45, 230V TRANSILLUM	0
80607734 - PHOTOMAN DIRECT COPY CAMERA	8
80607753 - HOOD ONLY, 8X10 (UVTM: 10-40)	4
80607772 - HOOD & LARGE SHIELD 8X10CM	4
80607829 - HOOD/SHIELD 10X12 (UVTM:10-15)	4
80607848 - HOOD ONLY 10X12 (UVTM: 10-40)	3
80607905 - HOOD/SHIELD 15/20 (UVTM:19-40)	4
80607924 - HOOD ONLY 15X20CM	1
80607981 - HOOD/SHIELD 17X23 (UVTM:25-40)	3
80608000 - HOOD ONLY 17X23 (UVTM: 25-40)	0
80608038 - HOOD/SHIELD 23/30 (UVTM:25-40)	4
80608057 - HOOD ONLY 23/30 (UVTM:25-40)	1
80608114 - FILM B&W 3X4 3000/36, 36 (PKG/20)	49
80608133 - TIFFIN#15 FILTR DNA/RNA(PHC34)	10
80608152 - TIFFIN#9 FILTER PROTEIN(PHC34)	4
80608171 - TIFFIN#58 FILTER SILVER STAIN	2

5-iv

Article Description	Sales inventory
80608190 - ISOPRIME PREP IEF UNIT 115V	0
80608247 - ISOPRIME- PREP IEF UNIT 230V	1
80608304 - PUMP TUBING 2.79 MM ID (8)	4
80608361 - FILTERS GFID, 4.7 CM, 100/BOX	1
80608760 - SPIRIT LEVEL	5
80608798 - MGTY SML DECAPROBE UNIT	6
80608817 - SILICONE SEAL GASKET, SLOTTED	4
80608836 - SILICONE SEAL GASKET , SOLID	4
80608855 - TEFLON SCREWS (PKG/4)	1
80608874 - DECA-PROBE INCUBATION UNIT	2
80608893 - SIL CHMBR SEAL 0-RING/SHORT(PKG/4)	0
80608912 - SIL SUPP PL SEAL O-RING/LG (PKG/2)	0
80608931 - TEFLON SCREWS (PKG/4)	0
80608950 - 5/16 HEX DRIVER	0
80608969 - SILICONE SEALING GASKET	0
80609064 - DRIVE BELT(PR70)RED ROTOR REPL	41
80609083 - MOTOR FOR PR70 (BODINE)	0
80609102 - BRUSHES,FOR PR50/70 SINCE 1988	27
80609140 - BRUSHES, FOR PR50/55 PRE 9/88	5
80609159 - MOTOR FOR PR50 (BODINE)	3
80609178 - 115V CIRCUIT BOARD, REPLCMNT	2
80609197 - 230V CIRCUIT BOARD, REPLCMNT	3
80609273 - COMB/DECA-PROBE/10W/1.5MM	0
80609330 - MOTOR BRUSHES, OLD(SER # HSIJ)	6
80609349 - SNAP RINGS	9
80609425 - HOEFER SLOTBLOT	0
80609558 - SLOTBLOT, 48 SLOTS	1
80609634 - O-RING, RPLCMENT FOR PR648	1
80609653 - SCREWS, RPLCMNT FOR PR648 (6)	0
80609748 - TRAY LINER, 25X35CM RPLCMNT	5
80609767 - TRAY, RED ROTOR SHAKER, 50X50	2
80609786 - TRAY LINER, 50X50CM RPLCMNT	4
80609805 - RED ROTR ORBITL SHKR 50X50	0
80610299 - PWR SPLY, TIMR 500VDC,400MA, 115V	0

5-v

Article Description	Sales inventory
80610508 - ADAPTOR,SLEEVED 2MM M/4MM F(PKG/2)	22
80610527 - ADAPTER KIT 4MM FIXED SLEEVE	118
80610546 - ADAPTER RED SLK/4 MM 2/PKG	34
80610584 - ADAPTOR, 4MM M/ 2MM RMVBL (PKG/2)	9
80610603 - POWER CORD,DETACHABLE,10A,115V	2
80610660 - FUSE .1A/250V SB 3AG (PKG/3)	0
80610736 - FUSE .375A/250V SB 2AG (PKG/3)	7
80610774 - FUSE .5A/250V FB 3AG (PKG/5)	1
80610793 - FUSE .5A/250V SB 3AG (PKG/5)	0
80610869 - FUSE 1.6A/250V SB 5X20 (5)	0
80610926 - FUSE 12A/250V FB 3AG (5)	14
80610964 - FUSE 1A/250V SB 3AG (5)	1
80610983 - FUSE 1A/250V SB 15X20 (5)	1
80611021 - FUSE 2.5A/250V SB 5X20 (5)	4
80611040 - FUSE 2A/250V F 5X20 (5/PK)	0
80611059 - FUSE 3A/250V FB 3AG (5)	1
80611116 - FUSE 3A 250V 5X20 MM SB 5PK(PKG/5)	1
80611211 - FUSE 5A/250V SB 3AG (5)	0
80611230 - FUSE 5A/250V SB 5x20 (PKG/5)	4
80611420 - PUMP HEAD/DIAPHRAM, PV100	4
80611515 - QUICKFIT FEMALE CONNECTOR,3/8	11
80611553 - QUICKFIT MALE CONNECTOR, 3/8	11
80611629 - PLATE MATE WASH SYS	10
80611648 - LONG PLATE ADAPTOR FOR SE100	1
80611667 - PLATE HOLDER W/HANDLE	8
80611686 - PLATE HOLDERS/SET 4	0
80611705 - POLYPROP WASHING TANK W/LID	0
80611743 - THERMOSTAT SE1140/SE540/LKB	0
80611762 - FILTER PAPER,35x44CM (PKG/25)	5
80611781 - POROUS CELLOPHANE (PKG/50)	6
80611800 - SILICONE RUBBER SHEET	3
80611819 - MYLAR SHEET	11
80611838 - POROUS POLYETHYLENE SHEET	5
80611857 - STAINLESS SCREEN	0

5-vi

Article Description	Sales inventory
80611971 - PCB ASSY.SE1160-115V 1990 MODELS	3
80611990 - PCB ASSY, SE1160-230V 1990 MODELS	5
80612085 - REPAIR KIT 115V: SE1150,SE1160	5
80612161 - EASY BREEZE GEL DRYER 115V	1
80612180 - EASY BREEZE GEL DRYER 230V	2
80612199 - PRECUT CELLOPHAN SHEET(PKG/50)	112
80612218 - PRECUT MYLAR SHEETS (PKG/25)	5
80612237 - GEL DRYING FRAME ASSEMBLY	5
80612275 - BLACK QUARTER TURN KNOB (PKG/10)	2
80612294 - GEL LOADING PLATFORM	2
80612313 - OUTER FRAME W/ 1/4 TURN CLAMPS	0
80612332 - INNER FRAME WITH O-RING SEAL	0
80612465 - MYLAR SEALING TAPE - 216 FT	15
80612503 - COMB, 20 WELL, .35MM	3
80612560 - COMB, 32 WELL, .25MM	1
80612579 - COMB, 32 WELL, .35MM	2
80612674 - SHARKSTOOTH COMB KIT, .25MM	4
80612750 - FOAM TABS (PKG/20)	1
80612769 - BULLDOG BINDER CLIPS (12)	5
80612788 - WONDER WEDGE PLASTIC WEDGE	77
80612940 - GLASS PLATE SET FOR SE1600	4
80612997 - CLAMP ASSEMBLIES (PKG 2)	0
80613073 - LID W/ CABLES & CONNECTORS	0
80613434 - GLASS PLATE, LONG	0
80613453 - GLASS PLATE, SHORT	1
80613548 - CASTMASTER SEQ.GEL CAST STAND	3
80613567 - WAX PAPER FOR SE215/275 (PKG/100)	46
80613605 - NOTCHED GLASS PLATE,10X8CM (PKG/5)	2
80613624 - ALUMINA PLATE, 10 X 8 CM	5
80613643 - ALUMINA PLATES, 10 X 8 CM (PKG/10)	120
80613662 - RECTANGULAR GLASS PLATE 10X8CM	2
80613681 - RECTGLR.GLASS PLTS 10X8CM (PKG/10)	922
80613700 - POLYPR CLMPS W/SCR SE200(PKG/2)	0
80613719 - FOAM GASKET, 61CM X 4.5MM OD	56

5-vii

Article Description	Sales inventory
80613738 - FILLER PLUG SET FOR SE215	5
80613757 - SMALL FLLR PLUGS FOR SE215 (PKG/4)	0
80613795 - T SPACERS 8CM X .75MM (PKG 2)	238
80613814 - T SPACERS 8CM X 1.0MM (PKG 2)	229
80613833 - T SPACERS 8CM X 1.5MM (PKG 2)	246
80613871 - COMB, SPINELESS, 10 WELL, .75	169
80613890 - COMB, SPINELESS, 10 WELL,1.0MM	215
80613909 - COMB, SPINELESS, 10 WELL, 1.5	206
80613947 - COMB, SPINELESS,15 W,0.75	140
80613966 - COMB, SPINELESS, 15 WELL,1.0MM	130
80613985 - COMB, SPINELESS, 15 WELL, 1.5	126
80614004 - MICROTITER COMB,18 WELL,1.0 MM	35
80614023 - COMB, SPINELESS, 5 WELL, .75MM	19
80614042 - COMB, SPINELESS, 5 WELL, 1.0MM	29
80614061 - COMB, SPINELESS,5 W.,1.5MM	30
80614080 - MICROTITER COMB,9 WELL,1.0 MM	8
80614156 - COMB, SPINELESS REFERENCE, .75	17
80614175 - COMB,SPINELESS REFERENCE,1.0MM	37
80614194 - COMB, SPINELESS REFERENCE, 1.5	20
80614213 - WELL-LOCATING DECAL (PKG 2)	5
80614232 - FILLER SHEETS SE215/275 (PKG/5)	11
80614251 - 10-PLACE CASTER FOR SE250 GELS	13
80614270 - LWR BUFF CHMBR SE200/280	5
80614289 - UPR BUF CHM/NEW SPR CL MDL	0
80614308 - LID W/CABLES FOR SE200	0
80614346 - SPACE-SAVER FOR SE215 & SE275	9
80614365 - FACE PLATE FOR SE215/275	0
80614384 - MIGHTY SMALL SPACER-MATE (PKG/3)	0
80614403 - MTY SMALL TUBE GEL ADAPTOR KIT	1
80614422 - GEL TUBES,1.5MM ID,7.5CM L(PKG/24)	0
80614441 - RED O-RING GASKET (PKG/12)	0
80614498 - MIGHTY SMALL TUBE GEL CASTER	1
80614536 - CASTING CUP WITH SUPPORT ROD	0
80614555 - WAX PAPER FOR SE235 (PKG/100)	21

5-viii

Article Description	Sales inventory
80614574 - CLIPS WITH SCREWS (PKG 2)	7
80614593 - FILLER SHEETS FOR SE235 (PKG/5)	1
80614612 - 4-PLACE CASTER FOR SE260 GELS	19
80614631 - SPACE-SAVER FOR SE235 GEL CSTR	1
80614650 - MIGHTY SMALL DUAL GEL CASTER	30
80614669 - SEALING GASKET SET (PKG/4)	12
80614707 - CASTING CLAMP ASSEMBLY	15
80614726 - MIGHTY SMALL BASIC UNIT,8X7 CM	0
80614745 - MIGHTY SMALL II FOR 10X8CM GEL	53
80614783 - LONG RED SPRINGCLAMP (PKG/4)	46
80614802 - SHORT RED SPRINGCLAMPS (PKG/4)	12
80614840 - UPR BUFR CHMBR (NEW TYPE)SE250	9
80614859 - LOWER BUFFER CHAMBER FOR SE250	11
80614878 - DEEP LOWER BUFFER CHAMBER	21
80614897 - PRECAST GEL KIT (SE252,SE25)	0
80614916 - LID W/CABLES FOR SE 250	6
80614935 - MIGHTY SMALL II FOR 8X9CM GELS	52
80614973 - BASIC UNIT FOR 8 X 9 CM GELS	0
80614992 - T SPACER PVC GRAY .75x105MM(PKG/2)	79
80615011 - T SPACERS PVC WHITE 1x105MM(PKG/2)	152
80615030 - T SPACER PVC GRAY 1.5x105MM(PKG/2)	116
80615049 - NOTCHD GLASS PLATS 10x10CM (PKG/5)	79
80615068 - NOTCHD ALUMINA PLT 10X10CM (PKG/5)	74
80615087 - RECT. GLASS PLATES 10x10CM (5)	533
80615106 - 4-PLACE CASTER FOR SE250 GELS	19
80615144 - FILLER PLUG SET SE235/275/295	8
80615163 - SMALL PLUGS, SE235/275/295 (PKG/4)	37
80615182 - TALL MIGHTY SMALL, 8X11CM GELS	2
80615220 - SPACERS T-SHAPE 12CM X.75MM (PKG 2)	18
80615239 - SPACERS T-SHAPE 12CM X1.0MM (PKG 2)	22
80615258 - SPACERS T-SHAPE 12CM X1.5MM (PKG 2)	32
80615296 - NOTCHD GLASS PLATE,10X12CM (PKG/2)	0
80615315 - NTCHD ALUMNA PLATE 10X12CM (PKG/2)	30
80615334 - RCTNGLR GLSS PLATE,10X12CM (PKG/5)	121

5-ix

Article Description	Sales inventory
80615353 - UPPER BUFFER CHAMBER FOR SE280	6
80615372 - LID WITH CABLES FOR SE280	4
80615391 - WAX PAPER FOR SE295 (PKG/100)	1
80615410 - FILLER SHEETS FOR SE295 (PKG/5)	0
80615429 - 4-PLACE CASTER FOR SE280 GELS	4
80615448 - SPACE-SAVER FOR SE295 GEL CSTR	0
80615467 - FACEPLATE FOR SE295	0
80615486 - STURDIER W/O C&S,14X16 GEL	0
80615524 - STURDIER,15W 1.5MM CMB,SP,	16
80615543 - SLOTTED GASKET GRAY (LONG) (1)	4
80615562 - BLANK GASKET FOR CASTING STAND	14
80615600 - STURDIER,14X24 GEL,W/O C&S	1
80615676 - CAST STND ASEM, LWR BFR CH	1
80615695 - UPPER BUFFER CHAMBER	3
80615714 - LID WITH ELECTRODES	7
80615733 - LID W/ELECTRDS/24CM/FOR SE410	3
80615752 - LID WITH ELECTRODES	0
80615790 - GLASS PLATE SET, 1 RECT, 1 NOTCHED	0
80615866 - GLASS PLATE NOTCHED 14 X 18CM	0
80615999 - COMB, 10 WELL, .75MM	26
80616018 - COMB, 10 WELL, 1.0MM	31
80616037 - COMB, 10 WELL, 1.5MM	36
80616075 - COMB, 12 WELL, .75MM	2
80616094 - COMB, 12 WELL, 1.5MM	3
80616113 - COMB, 15 WELL, .75MM	32
80616132 - COMB, 15WELL, 1.0MM	54
80616151 - COMB, 15 WELL, 1.5MM	64
80616170 - COMB, 20 WELL, .75MM	31
80616189 - COMB, 20WELL, 1.0MM	26
80616208 - COMB, 20 WELL, 1.5MM	41
80616227 - COMB, 28 WELL, .75MM/15MM DEEP	17
80616246 - COMB, 28 WELL, 1.0MM/15MM DEEP	12
80616265 - COMB, 28 WELL, 1.5MM/15MM DEEP	16
80616284 - COMB, 5 WELL, 1.5MM	2

5-x

Article Description	Sales inventory
80616322 - COMB BACK,ADJUST,10&15MM	18
80616341 - COMB W/ADJ BACK/DUAL REF/.75MM	8
80616360 - COMB W/ADJ BACK/DUAL REF.	13
80616379 - COMB W/ADJ BACK/DUAL REF/1.5MM	13
80616417 - COMB W/ADJ BACK/REFERENCE/.75	13
80616436 - COMB W/ADJ BACK/REFERENCE/1.0	14
80616455 - COMB W/ADJ BACK/REFERENCE/1.5	27
80616835 - SLAB HOLDING TUBE W/PERF CAPS	0
80616968 - FILTER PAPER (PKG/25)	17
80616987 - POROUS CELLOPHANE (PKG/50)	6
80617006 - SILICONE RUBBER SHEET	1
80617025 - MYLAR SHEET	0
80617044 - POROUS POLYETHYLENE SHEET	0
80617139 - STAINLESS STEEL SCREEN	0
80617158 - VERT SLAB,W/O CMB&SP,14X16	1
80617196 - VERT SLAB, 15W 1.5 CMB,SP	26
80617329 - CLAMP ASSY UNIVERSAL 16CM (PKG 2)	38
80617348 - CLAMP THUMBSCREW UNIVERSAL(PKG/12)	21
80617367 - UNIVERSAL CLMP(4) & CAM(8) KIT	9
80617405 - CAMS,WHITE (OLD STYLE) (PKG/4)	1
80617424 - CAMS,BLACK,LONG (NEW) (PKG/4)	19
80617443 - SLOTTED GASKET GRAY, LONG (PKG 2)	24
80617462 - BLANK GASKETS (PKG 2)	24
80617500 - GEL CASTING STAND WITH GASKETS	10
80617519 - BUFFER DAM	7
80617538 - TUBE GEL ADAPTOR KIT	1
80617557 - TUBE GEL UPPER BUFFER CHAMBER	0
80617576 - GASKET FOR 1.5MM GEK TUBES	0
80617614 - TUBE GEL RETAINER BAR (PKG 2)	2
80617633 - UPPER BUFFER CHAMBER FOR SE600/660	16
80617652 - LID WITH CABLES	11
80617671 - HGH VOLTG LEAD W/JACKS/BLK0.	0
80617690 - .GH VOLTG LEAD W/JACKS/RED0.	0
80617709 - LEAD SET 4 MM MALE/2 MM FEMALE W/CABLE	11

5-xi

Article Description	Sales inventory
80617728 - GROMMETS (PKG/4)	3
80617747 - BANANA PLUG 4MM GOLD W/WASHERS	21
80617785 - CELLOSEAL, 1 OZ0.4#	0
80617899 - GLASS PLATES 18X16CM (PKG 2)	892
80617918 - DIVIDER GLASS PLATE,18X16CM(1)	159
80617937 - FRSTED GLASS PLTS 18X16CM (PKG 2)	10
80617975 - SPACERS 1CM X 16CM X .75MM (PKG 2)	0
80617994 - SPAC 1CM X 16CM 1.0MM (PKG 2)	73
80618013 - SPACERS 1CM X 16CM X 1.5MM (PKG 2)	33
80618051 - SPAC 2CM X 16CM X .75MM (PKG 2)	81
80618070 - SPACERS 2CM X 16CM 1.0MM (PKG 2)	103
80618089 - SPACERS 2CM X 16 CM X 1.5MM (PKG 2)	105
80618165 - SPACER-MATE, SE400/600/700 (PKG/3)	8
80618184 - ACRYLIC BLOCK,11MM THICK,18X16	4
80618241 - POLYCARB FILLER SHEETS (PKG/5)	2
80618260 - WAXED PAPER, 100 SHEETS	14
80618279 - MULT CAST, 18X16CM W/GLS PLTS	4
80618298 - LOWER BUFFER CHAMBER	4
80618317 - BUFFER SAVER,SE600	5
80618336 - MULT CAST ST W/O GLASS & SPCRS	0
80618374 - HEAT EXCHANGER FOR SE600,SE660	8
80618393 - GLASS TUBE WITH 2 GROMMETS	0
80618431 - PLUG, FILLER, FOR SE615	0
80618469 - GLASS PLATES 18 X 32CM (PKG 2)	6
80618526 - SPACERS 2CM X 32CM X .75MM (PKG 2)	0
80618564 - SPACERS 2CM X 32CM X 1.5MM (PKG 2)	0
80618659 - GLASS PLATES, 18X8CM (PKG 2)	74
80618678 - DIVIDER PLATE, 18 X 8 CM	14
80618735 - CLAMP ASSY 8CM UNIVERSAL (PKG 2)	16
80618773 - SPACERS 2CM X 8CM X.75MM (PKG 2)	10
80618792 - SPACERS 2CM X 8CM 1.0MM (PKG 2)	11
80618811 - SPACERS 2CM X 8CM X1.5MM (PKG 2)	22
80618906 - LOWER BUFFER CHAMBER FOR SE640	0
80618982 - BASIC SLAB,14X24GEL,NO C&S	6

5-xii

Article Description	Sales inventory
80619001 - GLASS PLATES 18 X 24CM (PKG 2)	46
80619020 - DIVIDER GLASS PLATE, 18X24CM	19
80619058 - SPACERS 2CM X 24CM X .75MM (PKG 2)	23
80619077 - SPACERS 2CM X 24CM X 1.0MM (PKG 2)	22
80619096 - SPACERS 2CM X 24CM X 1.5MM (PKG 2)	41
80619115 - LOWER BUFFER CHMBR FOR SE660	0
80619134 - GEL CASTER, 1-4 16CM GELS	4
80619191 - SILICONE FILLER PLUG SET/SE675	0
80619267 - GLASS PLATES 18 X 12CM (PKG 2)	1
80619305 - UPPER BUFFER CHAMBER WITH FIN	1
80619419 - LEVEL	7
80619476 - SEALING BAR	0
80619533 - CAM	0
80619609 - GRADIENT MAKER, 100 ML	7
80619628 - STOPCOCK FOR SG5/50/30/15	1
80619647 - STOPCOCK, SHORT FOR SG100	6
80619685 - WHITE OUTLET FITTING,APPRX 4MM	13
80619704 - STOPCOCK, LONG FOR SG100	1
80619723 - PLUNGER FOR SG100	1
80619761 - GRADIENT MAKER, 15 ML	6
80619780 - GRADIENT MAKER, 30 ML	10
80619799 - GRADIENT MAKER, 50 ML	11
80619818 - GRADIENT MAKER, 500 ML	5
80619837 - PUSH-PULL VALVE,RPLMT,500-2000	0
80619856 - PUSH-PULL VALVE,FOR SALT GRDNT	0
80619875 - PLUNGER FOR SG50	1
80619913 - SILICONE TUBING, 1/4” ID, 25FT	1
80619951 - MIGHTY SLIM PS-230V	1
80619970 - 3 UL SEQUENCING SYRINGE PIPET	0
80620426 - MIGHTY SMALL TRANSPHOR	23
80620445 - ELECTRODE PANEL	4
80620464 - GEL CASSETTE W/ FOAM SPONGES	17
80620502 - FOAM SPONGES,1/4 THICK (PK4)	16
80620521 - FOAM SPONGES, 1/8 THICK (PKG/4)	21

5-xiii

Article Description	Sales inventory
80620540 - BLOTTING PAPER, 9X10.5CM (PKG/50)	64
80620559 - LWR CHAMBER/HEAT EXCHANGER	0
80620578 - LID WITH CABLES	2
80620597 - TRANSPHOR UNIT ,2 CASSETTES	9
80620616 - TE43BK PK ELECTRODE- BLACK	9
80620635 - TE43GY PK ELECTRODE - GREY	6
80620654 - TE44H PK HINGED CASSETTE W/SPO	24
80620673 - DACRON SPONGES (PKG 2)	6
80620692 - FOAM SPONGES, 1/4THICK (PKG/4)	16
80620711 - FOAM SPONGES, 1/8THICK (PKG/4)	7
80620730 - BLOTTER PAPER,14.5x21.5CM (PKG/50)	165
80620749 - HEAT EXCHANGER	6
80620768 - STANDARD PLASTIC LID W/CABLES	3
80620787 - TRANSPHOR POWER LID, 115V	1
80620806 - TRANSPHOR POWER LID,230V	1
80620863 - TRANSPHOR W/2 CASSETTES & LID	0
80620882 - TRANSPHOR W/2 CASSETTES & LID	0
80620939 - BUFFER CHAMBER FOR TE42/TE52	0
80620958 - TRANSPHOR ,4 CASSETTES& COOLER	1
80620977 - TRANSPHOR W/COOLER & LID	0
80621015 - BUFFER CHAMBER W/HEAT EXCHANGR	0
80621034 - SEMIPHOR TRANSPHOR UNIT	17
80621053 - POROUS CELLOPHANE, 50 SHEETS	7
80621072 - SMALL MYLAR MASK, SOLID (PKG/4)	9
80621091 - SMALL MYLAR MASK, 7X8CM GEL(PKG/4)	0
80621110 - SMALL MYLAR MASK,14X16 GEL (PKG/4)	1
80621129 - BLOT.PAPER(TE70)20X25GELS (PKG/25)	61
80621148 - BLOTTER PAPER, 7X8CM (PKG/25)	2
80621167 - BLOTTER PAPER,14X16CM(PKG/25)	78
80621186 - LARGE SEMIPHOR TRANSPHOR UNIT	19
80621205 - MYLAR MASK	7
80621224 - MYLAR MASK FOR TE77,14X16CM(PKG/4)	1
80621243 - TRANSVAC VACUUM BLOTTER	2
80621281 - VACUUM SEAL, SOLID	4

5-xiv

Article Description	Sales inventory
80621300 - VACUUM SEAL, FOR 7X10CM GELS	1
80621357 - VACUUM SEAL, FOR 20X15CM GELS	0
80621395 - TRANSVAC BLOTTER PAPER (PKG/25)	0
80621509 - GENESWEEP BLOTTING PAPER (PKG/25)	1
80621623 - DISTRIBTRS.ONLY/CALIBRATED PCA	1
80621832 - SEALING COMPOUND/CAP TUBES (6)	0
80621965 - BLOT PAPER 20X20CM (PKG 50)	0
80622231 - MINI UV CROSSLINKER 115V	7
80622250 - MINI UV CROSSLINKER 230V	9
80622288 - UV LAMP 300NM 15 WATT (UVTM)	14
80622307 - UV LAMP 300NM 6 WATT,UVTM-10	0
80622326 - UV LAMP 300 NM 8W T5	59
80622345 - UV LAMP 254NM 15 WATT (UVTS)	9
80622364 - UV LAMP 254 NM 8 WATT	29
80622383 - UV RULER SET,14CM & 24CM	4
80622402 - SAFETY SHIELD,UVTM-19,20,25,40	1
80622421 - WORK SURFACE UV TRANSPARENT	2
80622478 - MACROVUE UV-25, 115V TRANSILLUM	3
80622497 - MACROVUE UV-25, 230V TRANSILLUM	3
80622516 - MACROVUE UVIS-20, 115V TRANSILLUM	3
80622535 - MACROVUE UVIS-20, 230V TRANSILLUM	3
80622554 - VACUUBRAND PUMP, 115V	1
80622573 - VACUUBRAND PUMP,230V	0
80622592 - MAINTENANCE KIT FOR MZ2C PUMP	0
80622611 - VACUUM TUBING 8mm ID 3 METERS	5
80622630 - RED OUTLET FITTINGS (PKG 4)	1
80622687 - HOECHST 33258 DYE	37
80622706 - CALF THYMUS DNA, 250 UG	55
80622725 - 4-MU Standard, 100mg	11
80622744 - Glass Cuvette	76
80622763 - Capillary Adaptor Kit	8
80622782 - Capillary Tube, 10 uL	6
80622801 - Capillary Tube. 100 uL	7
80622820 - Capillary Tube 50 uL	17

5-xv

Article Description	Sales inventory
80622839 - Capillary Cuvette	3
80622858 - Capillary Tubes, Glass	7
80622896 - Lamp Replacement Assy	12
80622915 - PCB Assy	12
80622934 - Optics Replacement Assy	7
80622953 - Lid Replacement Assy	5
80623010 - CORD 10A/250V CEE7 IEC320	0
80623124 - DYNA QUANT 200 INSTRUCTION MANUAL	0
80623257 - WIRE, PLATINUM, 72 INCHES	3
80623276 - WIRE, PLATINUM, 36 INCHES	9
80623295 - WIRE, PLATINUM, 24 INCHES	1
80623314 - WIRE, PLATINUM, 12 INCHES	24
80623447 - ADAPTER,SLEVD SET,2MM/4MM (PKG 2)	67
80624074 - APPL NOTE DYNAQUANT DQ6	0
80624511 - MACROVUE UV-20, 115V TRANSILLUM	3
80624530 - MACROVUE UV-20, 230V TRANSILLUM	9
80625252 - DQ210 PERFORMANCE VALIDATION KIT	16
80625537 - RK SE400 LVL/FSTNR KIT	1
80625575 - RK HE100/120 ELECTRODE HDWR	0
80625632 - INSTRUCTION MANUAL UVC500/1000	0
80625746 - RK TKO100 ELECTRONIC HDWR KIT	1
80625803 - STARTER FS-11 230V/8-15W	1
80625898 - RK UVC500 BALLAST, 230V/60HZ	0
80625917 - RK SWITH, POWER ULTRALUM	0
80625936 - STARTER FS-5 115V/8W	12
80626354 - RK TE70 TOP ASSY	0
80626373 - RK TE70 BASE ASSY	0
80626392 - RK TE77 TOP ASSY	0
80626411 - RK TE77 BASE ASSY	1
80626449 - LEAD SET 4 MM MALE/NO FEMALE W/CABLE	2
80626715 - RK HE99X ELECTRODE ASSY	4
80627342 - INSTRUCTIONS HE33	0
80627380 - RK PR50/70 PEG	7
80627399 - RK TE22 FTTNGS & HDWR	0

5-xvi

Article Description	Sales inventory
80627475 - PCB ASSY TESTED TE50X	2
80627513 - HARDWARE KIT TE50X	0
80627570 - RK PR50/70 SWITCH 115V	3
80627589 - RK PR50/70 GROMMET	5
80627874 - RK HB1100D TRNSFORMER	0
80627950 - RK HB1100D FAN MOTOR 120V	0
80628159 - RK POT,10K	0
80628178 - RK POT,2K	2
80628197 - RK PS250/500XT METER	2
80628235 - RK FUSE HOLDERS	2
80628425 - RK PS500/250/3000 TIMER-230V	1
80628444 - RK PS3000/500/250 TIMER 115V	2
80628463 - RK TRANSISTOR BLOCK ASSEMBLY	3
80628862 - RK SE1160 ELEC. RPR.-115V	3
80628881 - RK SE1160 ELEC. RPR -230V	2
80628976 - RK SE1200 HTR/FAN KIT-115V	4
80629109 - RK LBC RPR KIT	4
80629128 - INSTRUCTION MANUAL SE280	0
80629166 - RK SE250/260 HDWR KIT	0
80629185 - INSTRUCTION MANUAL SE250/260	0
80629470 - RK SE400 ELECTRODE KIT	2
80629565 - RK PR648 QCK CONN RPLCMNT	0
80629679 - RK HE100 PUMP HDWR	1
80629698 - RK HE100 PUMP COOLING ASSY	0
80629717 - RK HE100 IMPELLER	7
80629774 - RK PS500 PCB ASSY -115V	4
80629793 - RK PS500 PCB ASSY -230V	4
80629964 - RK PS500/3000 FAN ASSY	2
80630116 - HOEFER SQ3 SEQUENCER	0
80630135 - SQ3 GLASS PLATES	28
80630154 - TEMPERATURE MONITOR	6
80630173 - 0.2MM SPACER SET	7
80630192 - 0.4MM SPACER SET	14
80630211 - 1.0MM SPACER SET	4

5-xvii

Article Description	Sales inventory
80630230 - 0.2MM 32-WELL SHARKSTOOTH COMB	3
80630249 - 0.2MM 64-WELL SHARKSTOOTH COMB	10
80630268 - 0.2MM 96-WELL SHARKSTOOTH COMB	4
80630287 - 0.4MM 32-WELL SHARKSTOOTH COMB	6
80630306 - 0.4MM 64-WELL SHARKSTOOTH COMB	19
80630325 - 0.4MM 96-WELL SHARKSTOOTH COMB	7
80630344 - 0.20MM TO 0.5MM WEDGE SPACER SET	3
80630363 - STANDARD COMB, 32 WELL, 0.4MM	10
80630382 - STANDARD COMB, 32 WELL, 1.0 MM	3
80630515 - RK PR70 SHAFT SET	4
80630534 - RK PR70 BEARING HOUSING	8
80630572 - RK PR70 PULLEY SET	2
80630591 - RK PR70 PULLEY DRIVE WEIGHT	0
80630610 - RK PR70 BEARING DRIVE PLATE	5
80630724 - 0.20MM TO 0.75MM WEDGE SPACER SET	3
80630762 - REPLACEMENT STEP GASKET	4
80630781 - DRAIN TUBING 18 INCHES	1
80630819 - LOWER BUFFER CHAMBER	0
80630838 - HIGH VOLTAGE LEADS	3
80630857 - SAFETY SHIELD	1
80630876 - WASTE COLLECTION BOTTLE	0
80630895 - UPPER ELECTRODE REPLACEMENT KIT	0
80630914 - LOWER ELECTRODE REPLACEMENT KIT	1
80631212 - SERVICE MANUAL HE100	0
80631370 - TEFLON TUBING 24” PK	0
80631712 - SERVICE MANUAL PR70/75	0
80632149 - RK HB400/1100D TRIAC 10A	5
80632301 - RK TE62/62X FITTINGS KIT	0
80632472 - RK HINGE UV SERIES	0
80632510 - RK CVR ASSY UV20/25,UVTM19/25	3
80632529 - RK CVR ASSY UVIS20, UVVIS20	0
80632681 - RK HB400 PCB ASSY 120/240V	0
80633175 - RK UV20/25 SWITCH ILLUM ON/OFF	1
80633251 - LAMP FL COOL WHITE 8W T5	10

5-xviii

Article Description	Sales inventory
80633517 - RK PH90 LAMP, 14W COOL WHITE	1
80633574 - FUSE .5A 250V 5X20MM FB 5PK	0
80633650 - RK PS250 ELECTRONIC REPAIR 115	0
80633745 - RK PS250 POWER TRANSFORMER	0
80635607 - FLANGE O-RING, VP200 GLASS TRAP	1
80637127 - TUBE ADAPTOR WITH O-RINGS	0
80637469 - RK TE50X PCB ASSY 230V	0
80637488 - RK TE50X METER REPLACEMENT	1
80637507 - RK TE50X WIRE SET	0
80637735 - RK EPS2A200 PCB POWER	5
80637754 - RK EPS2A200 PCB CONTROL	5
80637830 - RK EPS2A200 LINE FILTER ASSY	0
80637887 - SERVICE MANUAL EPS2A200	0
80638077 - RK EPS2A200 FUSES	12
80638153 - RK VP200 FLANGE/FLASK CLP BLCK	0
80638286 - DNA SUBMARINE FAMILY DATA FILE	0
80638856 - RK IM VDS MAGNET SET	4
80639711 - INSTRUCTIONS PI8	0
80639730 - INSTRUCTION DR PH PI8	0
80640680 - DYNAQUANT DQ200	20
80640699 - EPS2A200 PWR SPLY,200V,2000MA	9
80641231 - RK HE33 RUBBER PLUG PK/4	0
80641269 - RK PS500X WIRE SET ADAPTER	1
80641554 - RK PR50/70 POWER ENTRY MODULE	0
80641763 - RK THIMBLE KIT, PR70	7
80641858 - HOEFER MINIVE BASIC UNIT	5
80641877 - HOEFER MINIVE COMPLETE UNIT	66
80641896 - HOEFER MINIVE BLOT MODULE	41
80641915 - RK POST KIT, PR70	1
80641991 - BROCHURE HOEFER MINIVE	0
80642010 - BROCHURE POWER SUPPLY FAMILY	0
80642067 - RK COUNTER WEIGHT, PR70	0
80642143 - GELSEAL 1/4 OZ. TUBE	162
80642162 - SPONGE DACRON,4.03X3.48,3/PK	15

5-xix

Article Description	Sales inventory
80642466 - RK MINIVE LID ASSY	0
80642504 - RK MINIVE TANK (LBC)	0
80642523 - RK MINIVE UBC ASSY	13
80642542 - RK MINVE CLAMP ASSY (1)	6
80642561 - RK MINIVECLAMP SCREW PK/5	0
80642580 - RK MINIVE SEALING PLATE ASSY	9
80642599 - RK MINIVE SEALING GASKET	1
80642618 - RK MINIVE BANANA PLUG KIT (PR)	7
80642637 - RK MINIVE UBC WIRING SET	0
80642656 - RK MINIVE CATHODE ASSY (BLK)	1
80642675 - RK MINIVE ANODE ASSY (RED)	0
80642827 - GD2000 VACUUM GEL DRYER 115V	1
80642846 - GD2000 VACUUM GEL DRYER 230V	0
80642884 - GD2000 GEL DRYING SYSTEM 115V	7
80642903 - GD2000 GEL DRYING SYSTEM 230V	5
80642922 - GEL DRYER FRAME LARGE ASSY	12
80642941 - GEL LOADING PLATFORM LARGE	4
80642998 - MYLAR SHEETS 33X38 CM 25/PK	1
80643017 - CELLOPHANE SHEETS 33X38 CM 50	1
80643036 - O-RING SEAL 20X25 CM FRAME	0
80643055 - INNER FRAME 20X25 CM W/ O-RING	0
80643074 - OUTER FRAME 20X25 CM W/ 8 KNOB	2
80643131 - MINIVE STEP GASKET/BIORAD PREC	0
80643511 - RK GD2000 HEATER PAD	0
80643530 - RK GD2000 TEMP SENSORS	0
80643777 - BROCHURE GEL DRYERS	0
80643948 - RK SWITCH HI/LO (R)	2
80644214 - GLASS PLATES,LOFLUOR,18X16CM	87
80644233 - GLASS PLATES,LOFLUOR,18X24CM	4
80644252 - GLASS PLATES,LOWFLUOR,28X23CM	2
80644309 - SPACER PVC 8X1CM,1.0MM,2/P	0
80644328 - SPACER PVC 8X1CM,1.5MM,2/P	26
80644594 - AN MINI 2D SE 600	0
80644613 - WIRE PLATINUM .02 DIA 12” PK	1

5-xx

Article Description	Sales inventory
80644651 - WIRE PLATINUM .02 DIA 36” PK	1
80644670 - WIRE PLATINUM .02 DIA 72” PK	0
80644993 - APPL NOTE ALKPHOS DIRECT	0
80645924 - COMB TEFLON 12WELL 1.0MM	8
80646000 - SE600 MULTCHANL COMB,14W,1.0MM	2
80646019 - SE600 MULTCHANL COMB,14W,1.5MM	0
80646038 - HE99X MULTCHANL COMB,14W,1.0MM	12
80646057 - HE99X MULTCHANL COMB,14W,1.5MM	4
80646095 - READY TO RUN SEPARATION UNIT	35
80646114 - READY TO RUN SATELITE UNIT	6
80646133 - READY TO RUN 1.2%AGAROSE GEL96	212
80646171 - READY TO RUN 1.2%AGAROSE GEL48	33
80646209 - READY TO RUN LOADING GUIDE	20
80647102 - RK RTR PCB DISPLAY	1
80647121 - RK RTR PCB CONTROL SEP UNIT	3
80647501 - RTR NUC ACID AMPL & ANALYSIS	0
80647577 - LF GLASS PLATES, 18 X 8 CM	2
80647615 - SE600 RUBY LOW BUFFER CHAMBER	0
80647634 - SE600 RUBY LID WITH CABLES	1
80647672 - SE600 RUBY BROCHURE	0
80647938 - SE 600 RUBY, BASIC	2
80647957 - SE 600 RUBY, COMPLETE	18
80648280 - READY TO RUN 2.2% GELS,96	59
80648299 - READY TO RUN 2.2% GEL,48	21
80648565 - READY-TO-RUN DNA MARKERS	37
80649401 - ELECTROPHORESIS MINI CATALOG	874

TOTAL UNITS	12,898

Assumptions

1.                                        Includes inventory of products held in all Hoefer sites other than San Francisco.

2.                                        Includes all finished goods as reported by each region in the monthly REPOR files and loaded in SCOPE.

3.                                        Fixed Asset demo units are not included.  Demo units that exceed 6 months are transferred from inventory to fixed assets.

5-xxi

Schedule 6
Product Trademarks

DyNA Quant

Ready-to-Run

Ruby

SemiPhor

TransPhor

6-i